UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

SEMI-ANNUAL REPORT

MARCH 31, 2010 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

PORTFOLIO REVIEW

After finishing 2009 on a strong note, the stock market started off slowly in 2010, with investors digesting the extraordinary gains of the previous year while wondering whether signs of improved economic activity were sustainable. March data revealed a brighter employment picture, increased manufacturing activity and greater stability in housing—and the market responded accordingly. Strong fourth-quarter returns, combined with solid gains in March, led to solid six-month returns for all segments of the stock market.

For the six months ended March 31, 2010, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 15.37%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 12.07% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

The fund’s outperformance was due primarily to a shift in investor focus to the type of companies we favor, particularly during the fourth quarter of 2009: companies with strong competitive positions that can sustain growth well into the future. Additionally, the fund’s performance benefited from strong stock selection across a diverse group of sectors, including healthcare, consumer discretionary, producer durables and energy.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Our healthcare holdings were the greatest contributors to performance. Leading stocks included Incyte, a biotechnology company, which signed large partnerships for two of its drugs, and SXC Health Solutions, a pharmacy benefit management services and healthcare IT company, which reported strong fourth-quarter results. Our position in IMAX, the leader in 3-D movies, led performance in the consumer discretionary sector, while Bucyrus International, an industrial, construction and mining company, reported better-than-expected earnings and drove results in producer durables.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Stock selection in the technology, materials and utilities sectors had a negative impact on the fund’s relative performance. Brocade, a provider of switching solutions for storage area networks, was among the largest detractors, after missing earnings estimates and issuing lower-than-expected guidance. We reduced the fund’s technology weight, primarily due to weak prospects for growth among specific communication equipment and software companies. Nevertheless, technology remains the fund’s largest sector weight.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 12/31/96

Total Net Assets | $124.7 million

1

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
15.37%	52.69%	6.35%	-7.16%	3.11%
Loomis Sayles Small Cap Growth: Retail
15.34	52.48	6.09	-7.39	2.86
Russell 2000 Growth Index(c)
12.07	60.32	3.82	-1.53	3.28
Russell 2000 Index(c)
13.07	62.76	3.36	3.68	6.22
Lipper Small-Cap Growth Funds Index(c)
12.68	57.45	2.71	-1.59	4.61

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.01%	Retail: 1.43%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus. Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Inception to March 31, 2010(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the institutional class of shares. Performance of the retail class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the institutional class. (c) See page 5 for a description of the indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Joseph Gatz, CFA

Manager since January 2000

Daniel Thelen, CFA

Manager since April 2000

PORTFOLIO REVIEW

After finishing 2009 on a strong note, the stock market started off slowly in 2010, as investors digested the extraordinary gains of the previous year while wondering whether improved economic activity was sustainable. March data revealed a brighter employment picture, increased manufacturing activity and greater stability in housing—and the market responded accordingly. Strong fourth-quarter returns, combined with solid gains in March, led to solid six-month returns for all segments of the stock market.

For the six months ended March 31, 2010, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 9.74%. The fund underperformed its benchmark, the Russell 2000 Value Index, which returned 14.01% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S UNDERPERFORMANCE?

The fund underperformed its benchmark because of its focus on higher-quality stocks, which underperformed lower-quality stocks during the first quarter of 2010. In general, the small-cap market was led by low-priced stocks, the smallest market caps and low-quality companies.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

In 2009, we made several additions to the portfolio early in the market recovery, emphasizing smaller-cap and more cyclical stocks poised for a recovery. These changes helped limit the negative impact of the low-quality rally in 2009. However, we backed off the strategy late last year and early in 2010, as better fundamentals emerged. Hence, we were surprised that low-quality stocks, a segment of the market that typically does not match up well with our strategy, continued to lead the market in 2010. Stock selection in the healthcare sector contributed positively. Perrigo, a store-brand over-the-counter pharmaceutical provider, was one of the fund’s top performers.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Stock selection was negative during the period, with the financial services, materials and processing and technology sectors detracting the most. In particular, our holdings among high-quality banks and non-credit-sensitive transaction processors did not keep pace with the index return of the financial services sector overall.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 5/13/91

Class Inception Date | Institutional: 5/13/91

Retail: 12/31/96

Admin: 1/2/98

Total Net Assets | $986.1 million

3

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Fund Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
9.74%	53.29%	4.38%	8.24%	12.17%
Loomis Sayles Small Cap Value: Retail(a)
9.53	52.84	4.11	7.97	11.97
Loomis Sayles Small Cap Value: Admin(a)
9.45	52.42	3.84	7.70	11.62
Russell 2000 Value Index(c)
14.01	65.07	2.75	8.90	11.43
Russell 2000 Index(c)
13.07	62.76	3.36	3.68	9.09
Lipper Small-Cap Core Funds Index(b)(c)
12.46	63.48	3.71	4.98	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.94%	Retail: 1.31%	Admin: 1.77%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.90%	Retail: 1.15%	Admin: 1.40%

* As stated in the most recent prospectus. Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Inception to March 31, 2010(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Prior to the inception of retail class shares (12/31/96) and admin class shares (1/2/98), performance is that of institutional class shares, restated to reflect the higher net expenses of the retail class shares and admin class shares, respectively. Since index performance data is not available coincident with the fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 5 for a description of the Indices. (d) Cumulative performance is shown for the institutional class of shares. Performance of the retail and admin classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the institutional class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value.

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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ADDITIONAL INFORMATION

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index which tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index which tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2009 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2009 through March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,153.70	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

Retail Class
Actual	$1,000.00	$1,153.40	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29

*   Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 1.00%, and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,097.40	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

Retail Class
Actual	$1,000.00	$1,095.30	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79

Admin Class
Actual	$1,000.00	$1,094.50	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04

*   Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.15% and 1.40%, for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

6

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 98.4% of Net Assets

Aerospace & Defense – 1.1%
Hexcel Corp.(b)	98,695	$1,425,156

Air Freight & Logistics – 1.3%
Atlas Air Worldwide Holdings, Inc.(b)	30,970	1,642,958

Auto Components – 0.8%
Amerigon, Inc.(b)	103,402	1,045,394

Biotechnology – 4.8%
Alexion Pharmaceuticals, Inc.(b)	20,875	1,134,974
Alkermes, Inc.(b)	63,045	817,693
Cepheid, Inc.(b)	74,574	1,303,553
Clinical Data, Inc.(b)	44,662	866,443
Incyte Corp. Ltd.(b)	63,105	880,946
Regeneron Pharmaceuticals, Inc.(b)	35,363	936,766

		5,940,375

Building Products – 1.0%
Trex Company, Inc.(b)	60,972	1,298,094

Capital Markets – 3.5%
Evercore Partners, Inc., Class A	37,942	1,138,260
Greenhill & Co., Inc.	14,012	1,150,245
Harris & Harris Group, Inc.(b)	146,816	676,822
Stifel Financial Corp.(b)	27,137	1,458,614

		4,423,941

Commercial Banks – 1.1%
Signature Bank(b)	36,482	1,351,658

Commercial Services & Supplies – 1.9%
EnerNOC, Inc.(b)	35,814	1,062,960
Waste Connections, Inc.(b)	38,719	1,314,897

		2,377,857

Communications Equipment – 3.9%
Brocade Communications Systems, Inc.(b)	129,107	737,201
Ciena Corp.(b)	71,586	1,090,971
DG FastChannel, Inc.(b)	36,824	1,176,527
F5 Networks, Inc.(b)	20,451	1,257,941
Meru Networks, Inc.(b)	32,443	621,932

		4,884,572

Computers & Peripherals – 1.0%
Netezza Corp.(b)	96,525	1,234,555

Construction & Engineering – 1.6%
MasTec, Inc.(b)	82,678	1,042,570
Orion Marine Group, Inc.(b)	50,944	919,539

		1,962,109

Diversified Consumer Services – 1.9%
Grand Canyon Education, Inc.(b)	49,279	1,288,153
Lincoln Educational Services Corp.(b)	44,355	1,122,182

		2,410,335

Diversified Financial Services – 1.2%
MSCI, Inc.(b)	41,107	1,483,963

See accompanying notes to financial statements.

7

	Shares	Value (†)

COMMON STOCKS – continued

Electrical Equipment – 0.7%
Polypore International, Inc.(b)	48,328	$843,807

Electronic Equipment Instruments & Components – 1.0%
IPG Photonics Corp.(b)	79,935	1,183,038

Energy Equipment & Services – 2.1%
Oceaneering International, Inc.(b)	21,284	1,351,321
Tesco Corp.(b)	109,132	1,273,571

		2,624,892

Food Products – 0.8%
Diamond Foods, Inc.	22,716	954,981

Health Care Equipment & Supplies – 8.6%
AGA Medical Holdings, Inc.(b)	77,807	1,264,364
Align Technology, Inc.(b)	67,002	1,295,819
DexCom, Inc.(b)	95,692	931,083
Electro-Optical Sciences, Inc.(b)	89,923	667,229
ev3, Inc.(b)	108,641	1,723,046
Insulet Corp.(b)	81,805	1,234,437
Masimo Corp.	40,848	1,084,514
ResMed, Inc.(b)	20,192	1,285,221
Volcano Corp.(b)	52,499	1,268,376

		10,754,089

Health Care Providers & Services – 3.8%
Bio-Reference Labs, Inc.(b)	28,706	1,262,203
Catalyst Health Solutions, Inc.(b)	30,466	1,260,683
Hanger Orthopedic Group, Inc.(b)	52,472	953,941
IPC The Hospitalist Co.(b)	35,350	1,241,138

		4,717,965

Health Care Technology – 3.0%
athenahealth, Inc.(b)	20,167	737,306
MedAssets, Inc.(b)	70,781	1,486,401
SXC Health Solutions Corp.(b)	22,366	1,504,784

		3,728,491

Hotels, Restaurants & Leisure – 3.2%
Bally Technologies, Inc.(b)	25,049	1,015,487
Buffalo Wild Wings, Inc.(b)	25,185	1,211,650
Life Time Fitness, Inc.(b)	21,218	596,226
Panera Bread Co., Class A(b)	15,062	1,152,092

		3,975,455

Household Durables – 1.2%
Tempur-Pedic International, Inc.(b)	50,944	1,536,471

Internet Software & Services – 6.3%
Constant Contact, Inc.(b)	43,221	1,003,592
DealerTrack Holdings, Inc.(b)	64,341	1,098,944
GSI Commerce, Inc.(b)	80,864	2,237,507
MercadoLibre, Inc.(b)	24,419	1,177,240
Monster Worldwide, Inc.(b)	73,769	1,225,303
WebMD Health Corp.(b)	24,175	1,121,236

		7,863,822

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.0%
CyberSource Corp.(b)	67,248	$1,186,255

Machinery – 1.6%
Bucyrus International, Inc.	19,497	1,286,607
Energy Recovery, Inc.(b)	118,792	748,390

		2,034,997

Media – 1.0%
Imax Corp.(b)	70,645	1,270,904

Oil, Gas & Consumable Fuels – 3.9%
Brigham Exploration Co.(b)	66,566	1,061,728
Comstock Resources, Inc.(b)	35,998	1,144,736
Concho Resources, Inc.(b)	30,588	1,540,412
Rosetta Resources, Inc.(b)	46,797	1,102,069

		4,848,945

Pharmaceuticals – 2.5%
Eurand NV(b)	60,767	685,451
Inspire Pharmaceuticals, Inc.(b)	126,979	792,349
Nektar Therapeutics(b)	62,704	953,728
Somaxon Pharmaceuticals, Inc.(b)	72,623	628,189

		3,059,717

Professional Services – 2.8%
ICF International, Inc.(b)	45,951	1,141,423
IHS, Inc., Class A(b)	25,377	1,356,908
On Assignment, Inc.(b)	146,065	1,041,443

		3,539,774

Semiconductors & Semiconductor Equipment – 8.6%
Advanced Energy Industries, Inc.(b)	63,782	1,056,230
Cavium Network, Inc.(b)	38,857	965,985
Cymer, Inc.(b)	30,111	1,123,140
EZchip Semiconductor Ltd.(b)	33,071	651,168
Hittite Microwave Corp.(b)	27,778	1,221,399
Lam Research Corp.(b)	25,936	967,932
Netlogic Microsystems, Inc.(b)	37,519	1,104,184
Power Integrations, Inc.	22,697	935,116
Silicon Laboratories, Inc.(b)	28,733	1,369,702
Varian Semiconductor Equipment Associates, Inc.(b)	40,262	1,333,477

		10,728,333

Software – 10.1%
ArcSight, Inc.(b)	47,574	1,339,208
Ariba, Inc.(b)	113,825	1,462,651
Blackboard, Inc.(b)	35,419	1,475,556
Concur Technologies, Inc.(b)	32,457	1,331,062
Informatica Corp.(b)	66,675	1,790,891
Sourcefire, Inc.(b)	48,311	1,108,737
SuccessFactors, Inc.(b)	48,311	919,841
Tyler Technologies, Inc.(b)	33,004	618,495
Ultimate Software Group, Inc.(The)(b)	41,216	1,358,067
VanceInfo Technologies, Inc., ADR(b)	54,314	1,210,659

		12,615,167

See accompanying notes to financial statements.

9

	Shares	Value (†)

COMMON STOCKS – continued

Specialty Retail – 6.7%
DSW, Inc., Class A(b)	46,742	$1,193,323
hhgregg, Inc.(b)	47,807	1,206,649
Hibbett Sports, Inc.(b)	45,651	1,167,753
Lumber Liquidators Holdings, Inc.(b)	42,881	1,143,636
Monro Muffler Brake, Inc.	35,978	1,286,573
Rue21, Inc.(b)	26,864	931,375
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	61,026	1,380,408

		8,309,717

Textiles, Apparel & Luxury Goods – 3.4%
Lululemon Athletica, Inc.(b)	30,162	1,251,723
Phillips-Van Heusen Corp.	28,961	1,661,203
Volcom, Inc.(b)	65,310	1,274,851

		4,187,777

Transportation Infrastructure – 1.0%
Aegean Marine Petroleum Network, Inc.	44,019	1,249,259

TOTAL COMMON STOCKS
(Identified Cost $91,389,144)		122,694,823

	Principal Amount
SHORT-TERM INVESTMENTS – 2.9%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/10 at 0.000% to be repurchased at $3,674,633 on 4/01/10 collateralized by $3,745,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/13 valued at $3,749,681 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,674,633)	$3,674,633	3,674,633

TOTAL INVESTMENTS – 101.3%

(Identified Cost $95,063,777)(a)		126,369,456
Other assets less liabilities—(1.3)%		(1,645,854)

NET ASSETS – 100.0%		$124,723,602

(†) See Note 2 of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2010, the net unrealized appreciation on investments based on a cost of $95,063,349 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$32,331,929
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(1,025,822)

Net unrealized appreciation		$31,306,107

(b)	Non-income producing security.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

10

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Software	10.1%
Health Care Equipment & Supplies	8.6
Semiconductors & Semiconductor Equipment	8.6
Specialty Retail	6.7
Internet Software & Services	6.3
Biotechnology	4.8
Communications Equipment	3.9
Oil, Gas & Consumable Fuels	3.9
Health Care Providers & Services	3.8
Capital Markets	3.5
Textiles, Apparel & Luxury Goods	3.4
Hotels, Restaurants & Leisure	3.2
Health Care Technology	3.0
Professional Services	2.8
Pharmaceuticals	2.5
Energy Equipment & Services	2.1
Other Investments, less than 2% each	21.2
Short-Term Investments	2.9

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

11

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 97.8% of Net Assets

Air Freight & Logistics – 1.2%
Atlas Air Worldwide Holdings, Inc.(b)	215,956	$11,456,466

Auto Components – 1.3%
Goodyear Tire & Rubber Co. (The)(b)	445,746	5,634,229
Tenneco, Inc.(b)	284,295	6,723,577

		12,357,806

Building Products – 1.2%
Armstrong World Industries, Inc.(b)	197,748	7,180,230
Griffon Corp.(b)	348,440	4,341,562

		11,521,792

Capital Markets – 3.5%
Ares Capital Corp.	555,653	8,245,891
Fifth Street Finance Corp.	647,491	7,517,371
JMP Group, Inc.	161,713	1,374,560
Legg Mason, Inc.	85,230	2,443,544
Stifel Financial Corp.(b)	186,950	10,048,562
SWS Group, Inc.	432,968	4,992,121

		34,622,049

Chemicals – 3.6%
Calgon Carbon Corp.(b)	270,934	4,638,390
Ferro Corp.(b)	613,965	5,396,752
Koppers Holdings, Inc.	200,009	5,664,255
Minerals Technologies, Inc.	80,553	4,175,868
Olin Corp.	244,931	4,805,546
RPM International, Inc.	295,732	6,310,921
WR Grace & Co.(b)	154,875	4,299,330

		35,291,062

Commercial Banks – 6.7%
Cathay General Bancorp	308,253	3,591,147
First Financial Bancorp	482,716	8,587,518
First Horizon National Corp.(b)	536,247	7,534,270
First Midwest Bancorp, Inc.	355,187	4,812,784
Hancock Holding Co.	166,074	6,943,554
IBERIABANK Corp.	188,834	11,331,928
Prosperity Bancshares, Inc.	228,423	9,365,343
Signature Bank(b)	228,219	8,455,514
Sterling Bancshares, Inc.	941,772	5,255,088

		65,877,146

Commercial Services & Supplies – 4.2%
Brink’s Co. (The)	58,466	1,650,495
McGrath Rentcorp	147,833	3,581,994
Rollins, Inc.	665,046	14,418,197
Standard Parking Corp.(b)	497,373	8,166,865
Team, Inc.(b)	174,849	2,900,745
US Ecology, Inc.	150,555	2,423,935
Waste Connections, Inc.(b)	248,909	8,452,950

		41,595,181

See accompanying notes to financial statements.

12

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Communications Equipment – 1.4%
ADTRAN, Inc.	295,065	$7,774,963
Tekelec(b)	343,013	6,229,116

		14,004,079

Computers & Peripherals – 0.3%
Intevac, Inc.(b)	197,385	2,727,861

Construction & Engineering – 0.3%
MYR Group, Inc.(b)	195,627	3,190,676

Consumer Finance – 1.5%
Cash America International, Inc.	134,704	5,318,114
Dollar Financial Corp.(b)	392,286	9,438,401

		14,756,515

Containers & Packaging – 0.4%
Myers Industries, Inc.	336,928	3,531,005

Distributors – 0.4%
Core-Mark Holding Co., Inc.(b)	134,464	4,115,943

Diversified Financial Services – 1.4%
MarketAxess Holdings, Inc.	165,315	2,600,405
PHH Corp.(b)	459,820	10,837,957

		13,438,362

Electric Utilities – 2.2%
ALLETE, Inc.	203,571	6,815,557
ITC Holdings Corp.	147,590	8,117,450
UIL Holdings Corp.	257,628	7,084,770

		22,017,777

Electrical Equipment – 3.7%
Baldor Electric Co.	260,504	9,742,850
Encore Wire Corp.	163,553	3,401,902
General Cable Corp.(b)	152,990	4,130,730
GrafTech International Ltd.(b)	343,908	4,701,222
II-VI, Inc.(b)	282,201	9,549,682
Thomas & Betts Corp.(b)	123,425	4,843,197

		36,369,583

Electronic Equipment Instruments & Components – 1.7%
Littelfuse, Inc.(b)	37,667	1,431,723
Methode Electronics, Inc.	471,204	4,664,919
ScanSource, Inc.(b)	205,397	5,911,326
TTM Technologies, Inc.(b)	491,001	4,360,089

		16,368,057

Energy Equipment & Services – 2.2%
Dresser-Rand Group, Inc.(b)	238,477	7,492,947
Lufkin Industries, Inc.	78,784	6,235,754
Oceaneering International, Inc.(b)	127,450	8,091,800

		21,820,501

Food & Staples Retailing – 0.7%
BJ’s Wholesale Club, Inc.(b)	82,885	3,065,916
Spartan Stores, Inc.	282,047	4,067,118

		7,133,034

See accompanying notes to financial statements.

13

	Shares	Value (†)

COMMON STOCKS – continued

Food Products – 2.8%
Corn Products International, Inc.	128,224	$4,444,244
Darling International, Inc.(b)	645,479	5,783,492
Fresh Del Monte Produce, Inc.(b)	186,239	3,771,340
Imperial Sugar Co.	147,879	2,293,603
J & J Snack Foods Corp.	190,066	8,262,169
Ralcorp Holdings, Inc.(b)	44,053	2,985,912

		27,540,760

Gas Utilities – 1.7%
UGI Corp.	644,457	17,103,889

Health Care Equipment & Supplies – 2.6%
Haemonetics Corp.(b)	126,173	7,210,787
Medical Action Industries, Inc.(b)	262,583	3,221,893
Teleflex, Inc.	146,254	9,370,494
West Pharmaceutical Services, Inc.	144,562	6,064,376

		25,867,550

Health Care Providers & Services – 1.6%
Almost Family, Inc.(b)	67,401	2,540,344
CorVel Corp.(b)	82,524	2,950,233
MEDNAX, Inc.(b)	119,792	6,970,696
MWI Veterinary Supply, Inc.(b)	79,972	3,230,869

		15,692,142

Hotels, Restaurants & Leisure – 2.1%
Bob Evans Farms, Inc.	181,897	5,622,436
California Pizza Kitchen, Inc.(b)	202,715	3,403,585
Dover Downs Gaming & Entertainment, Inc.	301,983	1,195,853
Isle of Capri Casinos, Inc.(b)	430,695	3,350,807
Wyndham Worldwide Corp.	286,963	7,383,558

		20,956,239

Household Durables – 1.4%
Jarden Corp.	197,326	6,568,982
Leggett & Platt, Inc.	349,731	7,568,179

		14,137,161

Industrial Conglomerates – 0.4%
Raven Industries, Inc.	123,702	3,647,972

Insurance – 5.2%
Aspen Insurance Holdings Ltd.	256,449	7,395,989
Assured Guaranty Ltd.	184,155	4,045,885
Hanover Insurance Group, Inc. (The)	134,037	5,845,354
HCC Insurance Holdings, Inc.	334,373	9,228,695
Primerica, Inc.(b)	53,340	800,100
ProAssurance Corp.(b)	123,616	7,236,481
Reinsurance Group of America, Inc.	139,456	7,324,229
RLI Corp.	113,569	6,475,704
Zenith National Insurance Corp.	78,015	2,989,535

		51,341,972

Internet & Catalog Retail – 0.5%
HSN, Inc.(b)	176,776	5,204,285

See accompanying notes to financial statements.

14

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Internet Software & Services – 0.7%
AOL, Inc.(b)	127,486	$3,222,846
IAC/InterActiveCorp(b)	172,647	3,925,993

		7,148,839

IT Services – 4.0%
Alliance Data Systems Corp.(b)	111,455	7,132,005
Broadridge Financial Solutions, Inc.	419,303	8,964,698
iGATE Corp.	456,216	4,438,982
Lender Processing Services, Inc.	217,332	8,204,283
NCI, Inc., Class A(b)	139,200	4,208,016
Wright Express Corp.(b)	214,667	6,465,770

		39,413,754

Life Sciences Tools & Services – 1.2%
Mettler-Toledo International, Inc.(b)	63,086	6,888,991
Pharmaceutical Product Development, Inc.	200,248	4,755,890

		11,644,881

Machinery – 4.9%
Actuant Corp., Class A	476,590	9,317,334
Albany International Corp., Class A	486,785	10,480,481
Altra Holdings, Inc.(b)	345,727	4,746,832
Harsco Corp.	90,868	2,902,324
John Bean Technologies Corp.	370,402	6,496,851
Middleby Corp. (The)(b)	42,038	2,420,968
RBC Bearings, Inc.(b)	146,570	4,671,186
Wabtec Corp.	169,822	7,152,903

		48,188,879

Marine – 0.6%
Kirby Corp.(b)	156,357	5,965,020

Media – 4.3%
Alloy, Inc.(b)	244,628	2,005,950
Arbitron, Inc.	163,892	4,369,361
John Wiley & Sons, Inc. Class A	231,322	10,011,616
Liberty Media–Starz, Series A(b)	135,351	7,400,993
Live Nation Entertainment, Inc.(b)	621,015	9,004,717
Madison Square Garden, Inc. Class A(b)	78,782	1,711,933
Scholastic Corp.	264,343	7,401,604

		41,906,174

Metals & Mining – 1.5%
Horsehead Holding Corp.(b)	429,497	5,085,245
Reliance Steel & Aluminum Co.	190,083	9,357,786

		14,443,031

Multi-Utilities & Unregulated Power – 0.5%
NorthWestern Corp.	193,268	5,181,515

Multiline Retail – 0.3%
Fred’s, Inc. Class A	213,784	2,561,132

Oil, Gas & Consumable Fuels – 3.8%
Arena Resources, Inc.(b)	169,513	5,661,734
Berry Petroleum Co., Class A	187,881	5,290,729
Cloud Peak Energy, Inc.(b)	219,099	3,645,807

See accompanying notes to financial statements.

15

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – continued
Comstock Resources, Inc.(b)	196,822	$6,258,940
Mariner Energy, Inc.(b)	360,308	5,393,811
Penn Virginia Corp.	459,007	11,245,671

		37,496,692

Paper & Forest Products – 0.6%
Clearwater Paper Corp.(b)	33,143	1,632,293
Deltic Timber Corp.	94,118	4,145,898

		5,778,191

Pharmaceuticals – 1.8%
Endo Pharmaceuticals Holdings, Inc.(b)	297,263	7,042,160
Obagi Medical Products, Inc.(b)	371,504	4,524,919
Perrigo Co.	109,497	6,429,664

		17,996,743

Professional Services – 0.2%
Navigant Consulting, Inc.(b)	159,540	1,935,220

Real Estate Management & Development – 0.6%
Forestar Group, Inc.(b)	332,824	6,283,717

REITs – 4.4%
American Campus Communities, Inc.	332,085	9,185,471
Capstead Mortgage Corp.	581,120	6,950,195
Chimera Investment Corp.	1,535,216	5,971,990
Digital Realty Trust, Inc.	133,573	7,239,656
National Retail Properties, Inc.	219,320	5,007,076
Potlatch Corp.	268,691	9,414,933

		43,769,321

Road & Rail – 1.0%
Con-way, Inc.	112,329	3,944,995
Genesee & Wyoming, Inc., Class A(b)	187,345	6,392,211

		10,337,206

Semiconductors & Semiconductor Equipment – 3.7%
Applied Micro Circuits Corp.(b)	339,295	2,928,116
Atmel Corp.(b)	1,369,402	6,888,092
Cohu, Inc.	251,428	3,462,164
LSI Corp.(b)	1,032,647	6,319,800
ON Semiconductor Corp.(b)	740,740	5,925,920
Teradyne, Inc.(b)	665,150	7,429,725
TriQuint Semiconductor, Inc.(b)	518,512	3,629,584

		36,583,401

Software – 2.2%
Progress Software Corp.(b)	156,761	4,926,998
Quest Software, Inc.(b)	272,667	4,850,746
Radiant Systems, Inc.(b)	209,408	2,988,252
Sybase, Inc.(b)	197,444	9,204,840

		21,970,836

Specialty Retail – 2.7%
Genesco, Inc.(b)	194,583	6,034,019
Jo-Ann Stores, Inc.(b)	183,120	7,687,378
Sally Beauty Holdings, Inc.(b)	1,014,346	9,047,966
Sonic Automotive, Inc., Class A(b)	382,036	4,202,396

		26,971,759

See accompanying notes to financial statements.

16

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Textiles, Apparel & Luxury Goods – 1.2%
Fossil, Inc.(b)	248,694	$9,385,712
Movado Group, Inc.(b)	208,947	2,356,922

		11,742,634

Thrifts & Mortgage Finance – 0.9%
Washington Federal, Inc.	412,680	8,385,658

Water Utilities – 0.5%
Middlesex Water Co.	272,189	4,640,823

TOTAL COMMON STOCKS
(Identified Cost $799,503,423)		964,032,291

	Principal Amount

SHORT-TERM INVESTMENTS – 2.2%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $21,709,598 on 4/01/2010 collateralized by $22,145,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $22,145,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $21,709,598)	$21,709,598	21,709,598

TOTAL INVESTMENTS – 100.0%
(Identified Cost $821,213,021)(a)		985,741,889
Other assets less liabilities—0.0%		336,164

NET ASSETS – 100.0%		$986,078,053

(†) See Note 2 of Notes to Financial Statements.

(a)    Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At March 31, 2010, the net unrealized appreciation on investments based on a cost of $821,070,333 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$184,249,202
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(19,577,646)

Net unrealized appreciation		$164,671,556

(b) Non-income producing security.

REITs Real Estate Investment Trusts

See accompanying notes to financial statements.

17

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Commercial Banks	6.7%
Insurance	5.2
Machinery	4.9
REITs	4.4
Media	4.3
Commercial Services & Supplies	4.2
IT Services	4.0
Oil, Gas & Consumable Fuels	3.8
Semiconductors & Semiconductor Equipment	3.7
Electrical Equipment	3.7
Chemicals	3.6
Capital Markets	3.5
Food Products	2.8
Specialty Retail	2.7
Health Care Equipment & Supplies	2.6
Electric Utilities	2.2
Software	2.2
Energy Equipment & Services	2.2
Hotels, Restaurants & Leisure	2.1
Other Investments, less than 2% each	29.0
Short-Term Investments	2.2

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

18

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments at cost	$95,063,777	$821,213,021
Net unrealized appreciation	31,305,679	164,528,868

Investments at value	126,369,456	985,741,889
Receivable for Fund shares sold	202,400	833,331
Receivable for securities sold	444,190	3,596,919
Dividends receivable	—	1,546,152

Total Assets	127,016,046	991,718,291

Liabilities
Payable for securities purchased	1,741,869	2,134,561
Payable for Fund shares redeemed	378,753	2,727,065
Management fees payable (Note 5)	79,109	569,757
Administrative fees payable (Note 5)	5,476	40,428
Deferred Trustees’ fees (Note 5)	45,702	104,756
Other accounts payable and accrued expenses	41,535	63,671

Total Liabilities	2,292,444	5,640,238

Net Assets	$124,723,602	$986,078,053

Net Assets consist of:
Paid-in capital	$327,268,014	$1,005,282,238
Accumulated net investment (loss)/Undistributed net investment income	(640,180)	1,199,281
Accumulated net realized loss on investments	(233,209,911)	(184,932,334)
Net unrealized appreciation on investments	31,305,679	164,528,868

Net Assets	$124,723,602	$986,078,053

Computation of Net Asset Value and Offering Price:
Institutional Class:
Net assets	$49,361,390	$507,433,350

Shares of beneficial interest	3,693,875	22,467,275

Net asset value, offering and redemption price per share	$13.36	$22.59

Retail Class:
Net assets	$75,362,212	$405,023,043

Shares of beneficial interest	5,830,029	18,086,325

Net asset value, offering and redemption price per share	$12.93	$22.39

Admin Class:
Net assets	$—	$73,621,660

Shares of beneficial interest	—	3,344,579

Net asset value, offering and redemption price per share	$—	$22.01

See accompanying notes to financial statements.

19

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
Investment Income
Dividends	$130,936	$7,321,848

Expenses
Management fees (Note 5)	468,302	3,597,932
Service and distribution fees (Note 5)	99,753	661,073
Trustees’ fees and expenses (Note 5)	7,034	14,110
Administrative fees (Note 5)	30,217	232,150
Custodian fees and expenses	11,317	20,504
Transfer agent fees and expenses (Notes 5 and 6)	89,267	567,945
Audit and tax services fees	18,555	21,199
Legal fees	1,234	9,730
Shareholder reporting expenses	12,220	77,999
Registration fees	19,314	42,780
Fee/expense recovery (Note 5)	838	—
Miscellaneous expenses	4,968	18,307

Total expenses	763,019	5,263,729
Less fee reduction and/or expense reimbursement (Note 5)	(38,864)	(285,128)

Net expenses	724,155	4,978,601

Net investment income (loss)	(593,219)	2,343,247

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	6,741,771	22,924,510

Net change in unrealized appreciation (depreciation) on:
Investments	11,955,656	62,191,872

Net realized and unrealized gain on investments	18,697,427	85,116,382

Net Increase in Net Assets Resulting from Operations	$18,104,208	$87,459,629

See accompanying notes to financial statements.

20

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Growth Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment loss	$(593,219)	$(794,013)
Net realized gain (loss) on investments	6,741,771	(34,962,361)
Net change in unrealized appreciation (depreciation) on investments	11,955,656	21,890,105

Net increase (decrease) in net assets resulting from operations	18,104,208	(13,866,269)

From Distributions to Shareholders:
Net Investment Income
Institutional Class	—	—
Retail Class	—	—
Net Realized Capital gains
Institutional Class	—	—
Retail Class	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 10)	(14,415,537)	10,464,100

Net Increase (Decrease) in Net Assets	3,688,671	(3,402,169)
Net Assets
Beginning of the period	121,034,931	124,437,100

End of the period	$124,723,602	$121,034,931

Accumulated Net Investment (Loss)	$(640,180)	$(46,961)

Small Cap Value Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$2,343,247	$3,004,380
Net realized gain (loss) on investments	22,924,510	(157,922,333)
Net change in unrealized appreciation (depreciation) on investments	62,191,872	76,497,968

Net increase (decrease) in net assets resulting from operations	87,459,629	(78,419,985)

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(1,798,397)	(2,585,541)
Retail Class	(522,660)	(1,071,277)
Admin Class	—	(9,660)
Net Realized Capital Gain
Institutional Class	—	(167,987)
Retail Class	—	(141,335)
Admin Class	—	(24,687)

Total distributions	(2,321,057)	(4,000,487)

Net Decrease in Net Assets from Capital Share Transactions (Note 10)	(66,962,560)	(45,368,424)

Redemption fees
Institutional Class	—	21,500
Retail Class	—	17,487
Admin Class	—	3,123

Total redemption fees	—	42,110

Net increase (decrease) in net assets	18,176,012	(127,746,786)
Net Assets
Beginning of the period	967,902,041	1,095,648,827

End of the period	$986,078,053	$967,902,041

Undistributed Net Investment Income	$1,199,281	$1,177,091

See accompanying notes to financial statements.

21

THIS PAGE INTENTIONALLY LEFT BLANK

22

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
3/31/2010(g)	$11.58	$(0.05)		$1.83	$1.78	$—	$—	$—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(i)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—	—

Retail Class
3/31/2010(g)	11.21	(0.06)		1.78	1.72	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(i)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
9/30/2005	8.78	(0.11)		2.17	2.06	—	—	—

Small Cap Value Fund

Institutional Class
3/31/2010(g)	$20.66	$0.07		$1.93	$2.00	$(0.07)	$—	$(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(j)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(i)(k)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)	(2.67)

Retail Class
3/31/2010(g)	20.47	0.04		1.91	1.95	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(j)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(i)(k)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)	(2.65)

Admin Class
3/31/2010(g)	20.11	0.01		1.89	1.90	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(j)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(i)(k)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)	(2.65)

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 1, 2009, redemption fees were eliminated.

(d) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

23

				Ratios to Average Net Assets:

Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)	Portfolio turnover rate (%)

$—	$13.36	15.37	$49,361	1.00	(h)	1.00	(h)	(0.79)	33
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)	107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)	92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)	83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)	100
0.00	11.08	23.66	15,785	1.00		1.70		(0.85)	227

—	12.93	15.34	75,362	1.25		1.35		(1.04)	33
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)	107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)	92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)	83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)	100
0.00	10.84	23.46	3,592	1.25		1.87		(1.14)	227

$—	$22.59	9.74	$507,433	0.90		0.92		0.62	25
0.00	20.66	(5.42)	506,324	0.90		0.94		0.52	55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47	61
0.00	28.77	17.02	534,776	0.89		0.89		0.43	57
0.00	27.69	11.17	442,714	0.89	(l)	0.89	(l)	0.47	62
0.00	27.43	17.99	403,110	0.90		0.93		0.48	59

—	22.39	9.53	405,023	1.15		1.23		0.38	25
0.00	20.47	(5.66)	387,383	1.15		1.31		0.26	55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21	61
0.00	28.52	16.74	465,055	1.15		1.24		0.15	57
0.00	27.46	10.87	291,690	1.15		1.20		0.21	62
0.00	27.23	17.69	235,948	1.15		1.20		0.24	59

—	22.01	9.45	73,622	1.40		1.63		0.14	25
0.00	20.11	(5.93)	74,195	1.40		1.77		0.02	55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)	61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)	57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)	62
0.00	26.94	17.40	67,505	1.40		1.43		(0.01)	59

(g) For the six months ended March 31, 2010 (Unaudited).

(h) Includes fee/expense recovery of less than 0.01%.

(i) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(j) Includes a non-recurring dividend of $0.02 per share.

(k) Includes a non-recurring dividend of $0.05 per share.

(l) Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.   Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

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b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as distribution redesignation and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

26

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—
Small Cap Value Fund	3,669,309	331,178	4,000,487

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Capital loss carryforward:
Expires September 30, 2010	$(138,314,515)	$—
Expires September 30, 2011	(59,283,040)	—
Expires September 30, 2017	(14,995,800)	(88,137,321)

Total capital loss carryforward	$(212,593,355)	$(88,137,321)

Deferred net capital losses (post-October 2008)	$(26,616,006)	$(110,445,559)

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan.

h.   Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.   Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

27

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$122,694,823	$—	$—	$122,694,823
Short-Term Investments	—	3,674,633	—	3,674,633

Total	$122,694,823	$3,674,633	$—	$126,369,456

(a)Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$964,032,291	$—	$—	$964,032,291
Short-Term Investments	—	21,709,598	—	21,709,598

Total	$964,032,291	$21,709,598	$—	$985,741,889

(a)Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$39,503,483	$53,318,877
Small Cap Value Fund	232,048,082	276,558,127

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

28

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the six months ended March 31, 2010, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$468,302	0.75%
Small Cap Value Fund	3,597,932	0.75%

For the six months ended March 31, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$38,864	$—	$38,864
Small Cap Value Fund	46,436	154,439	84,253	285,128
[1] Expense reimbursements are subject to possible recovery until September 30, 2011.

For the six months ended March 31, 2010, expense reimbursements related to prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$838	$—	$838

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$30,217
Small Cap Value Fund	232,150

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”), and the Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

29

Under the respective Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Small Cap Value may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2010 the Fund paid the following service and distribution fees:

	Service Fees	Distribution Fees
	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$99,753	$—
Small Cap Value Fund	90,357	480,359	90,357

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$16,330	$21,614	$—
Small Cap Value Fund	183,310	259,468	83,929

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International

30

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.   Class-Specific Expenses. For the six months ended March 31, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$17,579	$71,688	$—
Small Cap Value Fund	195,118	267,120	105,707

7.   Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

8.   Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$6,525
Small Cap Value Fund	53,322

31

9.   Concentration of Ownership. At March 31, 2010, the Loomis Sayles Funded Pension Plan and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Small Cap Growth Fund	365,070	397,390
Small Cap Value Fund	360,114	784,294

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2010, Small Cap Growth Fund had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Small Cap Growth Fund	1	7.77%

10.   Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	438,005	$5,443,350	1,974,319	$19,253,187
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(679,124)	(8,083,408)	(1,447,130)	(13,740,063)

Net change	(241,119)	$(2,640,058)	527,189	$5,513,124

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	988,405	$11,767,651	3,127,117	$30,016,606
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,889,534)	(23,543,130)	(2,692,237)	(25,065,630)

Net change	(901,129)	$(11,775,479)	434,880	$4,950,976

Increase (decrease) from capital share transactions	(1,142,248)	$(14,415,537)	962,069	$10,464,100

	Small Cap Value Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,429,802	$30,263,216	5,487,523	$94,433,600
Issued in connection with the reinvestment of distributions	80,409	1,643,559	156,833	2,488,947
Redeemed	(3,549,030)	(74,103,038)	(6,270,554)	(105,527,302)

Net change	(2,038,819)	$(42,196,263)	(626,198)	$(8,604,755)

32

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

10. Capital Shares – continued

	Small Cap Value Fund—continued

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,012,390	$21,392,927	4,033,997	$70,124,577
Issued in connection with the reinvestment of distributions	25,691	521,021	76,628	1,206,896
Redeemed	(1,879,123)	(39,444,773)	(6,502,104)	(108,566,266)

Net change	(841,042)	$(17,530,825)	(2,391,479)	$(37,234,793)

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	493,279	$10,172,635	1,211,062	$19,455,331
Issued in connection with the reinvestment of distributions	—	—	1,691	26,231
Redeemed	(837,460)	(17,408,107)	(1,162,021)	(19,010,438)

Net change	(344,181)	$(7,235,472)	50,732	$471,124

Increase (decrease) from capital share transactions	(3,224,042)	$(66,962,560)	(2,966,945)	$(45,368,424)

33

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fixed Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

SEMI-ANNUAL REPORT

MARCH 31, 2010 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles Bond Fund

Daniel Fuss, CFA, CIC Manager since May 1991	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Manager since October 1997	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

As attention shifted from economic recovery to economic growth, overdue optimism began to displace lingering economic pessimism among investors. But the transition was far from smooth. Increased anxiety over sovereign debt solvency in the Middle East and Europe, as well as China's lending restrictions, percolated through the global credit markets. In the United States, unsteady economic readings and the risk of financial regulatory reform pushed some market participants into defensive mode. Despite these challenges, liquidity conditions, declining corporate default rates, low short-term interest rates and improving economic trends drove corporate bond prices higher.

For the six months ended March 31, 2010, Institutional Class shares of Loomis Sayles Bond Fund returned 9.48%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.34% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Security selection among corporate and high-yield credit and non-U.S. dollar and convertible bonds drove outperformance. Strong corporate earnings and better-than-expected fourth quarter GDP growth buoyed returns for investment-grade industrial, financial and electric utility holdings.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Despite short periods of muted performance, the high-yield sector garnered the most gains for the fund, led by financial and industrial names. Investments denominated in the Canadian dollar, Indonesian rupiah and Mexican peso benefited from asset and currency appreciation.

The equity market rally provided support for convertible bonds, particularly in the auto, pharmaceuticals and technology industries. Our modest exposure to preferred and equity securities also generated positive results.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

There were few areas of weakness during the period. Our slight underweight allocation to investment-grade credit detracted from excess performance, while currency weakness hurt holdings denominated in Icelandic krona and Norwegian krone.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate

FUND FACTS

Symbol | Institutional: LSBDX;

Retail: LSBRX; Admin: LBFAX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 5/16/91

Class Inception Date Institutional: 5/16/91; Retail: 12/31/96; Admin: 1/2/98

Total Net Assets | $19,326.46 million

bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Fund Inception(a)
Loomis Sayles Bond: Institutional
9.48%	44.16%	7.45%	9.04%	10.41%
Loomis Sayles Bond: Retail(c)
9.34	43.65	7.14	8.74	10.12
Loomis Sayles Bond: Admin(c)
9.23	43.28	6.87	8.47	9.66
Barclays Capital U.S. Government/Credit Bond Index(d)
1.34	7.51	5.17	6.22	6.84
Lipper BBB-Rated Funds Index(d)
4.64	23.73	4.77	5.85	6.67

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.65%	Retail: 0.96%	Admin: 1.25%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.65%	Retail: 0.95%	Admin: 1.20%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE(e)

Inception to March 31, 2010 (b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Inception dates of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class. (c) Prior to the inception of Retail Class shares (12/31/96) and Admin Class shares (1/2/98), performance is that of Institutional Class shares, restated to reflect the higher net expenses of the Retail Class shares and Admin Class shares, respectively. (d) See page 15 for a description of the indices. Index performance data is not available coincident with the fund’s inception date; the beginning value of the index is the value as of the month end closest to the fund’s inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund

Daniel Fuss, CFA, CIC Manager since January 1995	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

A technical rally and improving economic conditions caused yield spreads for high-yield and investment-grade bonds to tighten to their narrowest point of the past year. An improving macroeconomic environment and brisk new issuance stoked investor appetite for risk, spurring a rally in the high-yield sector throughout the six-month period. High-yield industrials fared particularly well, with cyclical names outperforming their non-cyclical counterparts. U.S. Treasury securities lagged as investors dug deep into risky assets in their search for yield.

For the six months ended March 31, 2010, Loomis Sayles Fixed Income Fund returned 8.68%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.34% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Tactical security selection and positioning within high-yield and investment-grade industrial securities drove outperformance. High-yield securities in the telecommunication and technology sectors contributed to relative outperformance. Higher-beta, consumer-related issues were the primary sources of excess return in the investment-grade corporate space. Investment-grade financials also posted solid returns during the latter half of the period.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Convertibles traded up with the equity market and added substantially to performance. Certain technology, auto and pharmaceutical issues were among the top contributors within the sector. Non-U.S. dollar denominated investments were also a major source of positive performance. A rally among oil and industrial materials prices lifted the Canadian dollar, Indonesian rupiah and Mexican peso.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Our longer-than-benchmark duration detracted from performance as the yield curve steepened. Uncertainty regarding the health of conservatorship mortgage institutions weighed on government-related holdings, and our security selection and long duration stance within the sector caused this position to lag. A small allocation to the Icelandic krona also detracted.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our

FUND FACTS

Symbol | LSFIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 1/17/95

Fund Registration Date | 3/7/97

Total Net Assets | $788.64 million

opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Registration(a)	Since Fund Inception(a)
Loomis Sayles Fixed Income: Institutional
8.68%	40.49%	8.15%	9.58%	9.05%	10.27%
Barclays Capital U.S. Government/Credit Bond Index(b)
1.34	7.51	5.17	6.22	6.22	6.66
Lipper BBB-Rated Funds Index(b)
4.64	23.73	4.77	5.85	5.68	6.40

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.58%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.58%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Registration to March 31, 2010(c)

Inception to March 31, 2010(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the fund’s inception and registration dates, comparative performance is presented from the month end closest to the fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Global Bond Fund

Ken Buntrock, CFA, CIC

Manager since September 2000

David Rolley, CFA

Manager since September 2000

Lynda Schweitzer, CFA

Manager since February 2007

PORTFOLIO REVIEW

Recent economic releases support a picture of ongoing global economic recovery. Nevertheless, sovereign difficulties in Southern Europe, Dubai and elsewhere and an unclear regulatory picture in the United States reminded investors of the inherent risks present in over-leveraged economies. Still, lower-quality securities outperformed for the period.

For the six months ended March 31, 2010, Institutional Class shares of Loomis Sayles Global Bond Fund returned 1.69%. The fund outperformed its benchmark, the Barclays Capital Global Aggregate Bond Index, which returned -1.12% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

In this challenging market, the fund outperformed its benchmark by remaining constructive on sectors that trade on their yield relationship to U.S. Treasuries. In particular, strong security selection among corporate bonds generated excess return.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

The fund’s out-of-benchmark exposure to high-yield and emerging markets was another positive contributor to relative and absolute performance, as investors continued to look for higher-yielding assets. From a currency perspective, our bearish view of the Japanese yen, expressed through our underweight position, contributed positively to performance, as the currency depreciated significantly against the U.S. dollar during the period. Our overweight in the Korean won also helped. Additionally, the Mexican peso posted a strong gain versus the U.S. dollar, fueled by the recovery in energy-related asset prices.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

A steepening yield curve hurt the fund’s relative performance, because the portfolio was positioned with a more aggressive duration in the corporate sector. In addition, our relative overweight in the Norwegian krone dampened relative returns, as the currency weakened against the U.S. dollar. Nevertheless, we continue to view Norway favorably due to its mix of sound fiscal policies and exposure to energy-related resources. In terms of industries, life insurance was among the best absolute performers during the period but was a detractor from relative performance given our underweight in this sector. Similarly, our underweight in the auto sector detracted, albeit on a marginal basis.

WHAT IS YOUR OUTLOOK?

Relative growth momentum currently gives the United States a timing edge for the first major rate hike among the G-4 nations. We expect the recovery to continue to expand this year, but we worry that fiscal headwinds may limit the pace of expansion in 2011. Within the fund, we favor underweighting the G-4 and overweighting the emerging markets and other smaller markets. We have

FUND FACTS

Symbol | Institutional: LSGBX;

Retail: LSGLX

Objective | High total investment return through a combination of high current income and capital appreciation

Strategy | Invests primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities.

Fund Inception Date | 5/10/91

Class Inception Date Institutional: 5/10/91; Retail: 12/31/96

Total Net Assets | $2,120.65 million

boosted our non-Japan Asian overweights, adding the Malaysian ringgit and Indian rupee. In Europe, we reduced exposure to the euro and added the Swiss franc.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Inception (a)
Loomis Sayles Global Bond: Institutional
1.69%	27.21%	5.44%	7.99%	8.18%
Loomis Sayles Global Bond: Retail(b)
1.47	26.78	5.12	7.69	7.97
Barclays Capital Global Aggregate Bond Index(c)
-1.12	10.23	4.94	6.46	6.91
Lipper Global Income Funds Index(c)
3.74	21.85	4.89	6.19	6.16

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.68%	Retail: 1.02%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.68%	Retail: 1.00%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE(d)

Inception to March 31, 2010 (e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the fund’s inception date, the beginning value of the index is the value as of the month end closest to the fund’s inception date. (b) Prior to the inception of Retail Class shares (12/31/96), performance is that of Institutional Class shares, restated to reflect the higher net expenses of the Retail Class shares. (c) See page 15 for a description of the indices. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Inflation Protected Securities Fund

John Hyll

Manager since January 2003

Cliff Rowe, CFA

Manager since January 2003

PORTFOLIO REVIEW

The real yield on 10-year Treasury inflation-protected securities (TIPS) rose from 1.54% at the end of September 2009 to 1.62% at the end of the first quarter of 2010. Conversely, the real yield on five-year TIPS trended significantly downward, from 0.88% to 0.42% during the same six-month period. This steepening of the real yield curve was aided by the Federal Reserve Board, which maintained the federal funds rate target in a range between 0% and 0.25%, fueling expectations that excess liquidity eventually may contribute to incremental increases in inflation.

For the six months ended March 31, 2010, Loomis Sayles Inflation Protected Securities Fund returned 2.62%. The fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, which returned 2.34% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

The fund’s outperformance primarily was due to its shorter-duration TIPS positions and security selection across other sectors. Shorter-duration securities composed the majority of the fund’s TIPS allocation and provided a notable contribution to returns during the period, as inflation expectations began to play out in the market.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

In addition to duration positioning and security selection, rising commodity prices and macroeconomic growth expectations in the United States contributed to favorable returns for our positions denominated in the Canadian dollar and Mexican peso. Additionally, ample new issuance spurred continued spread compression, aiding our high-yield allocations in the industrial, consumer cyclical and communication segments, where security selection contributed notably to performance.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

With the yield curve steepening during the period, our longer duration TIPS weighed on performance. Security selection among consumer non-cyclical names was also a detriment to overall performance. Returns from our preferred shares underperformed; but because of the relatively small size of these allocations, the overall effect was minimal.

WHAT IS YOUR OUTLOOK?

Looking ahead, we believe TIPS should offer defensive positioning in the current market environment, where prolonged low rates, oversupply and a relatively weak U.S. dollar suggest inflation may return to more “normal” levels within the next couple years. Demand for risk likely will remain relatively strong in 2010. Reduced volatility and tighter credit spreads however, may diminish investors’ abilities to achieve excess returns similar to those enjoyed last year, placing a premium on opportunistic allocation.

FUND FACTS

Symbol | LSGSX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the US Treasury

Fund Inception Date | 5/20/91

Total Net Assets | $15.03 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Inflation Protected Securities: Institutional
2.62%	9.15%	4.31%	5.79%	7.19%
Barclays Capital U.S. TIPS Index(b)
2.34	6.18	4.82	7.30	N/A
Lipper Treasury Inflation Protected Securities Funds Index(b)
2.66	7.94	4.18	N/A	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.11%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.40%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Inception to March 31, 2010(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, since its inception. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays Capital U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from the fund’s inception date through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays Capital U.S. TIPS Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through March 31, 2010. The chart above also compares the performance of the fund to the Lipper Treasury Inflation Protected Securities funds Index from December 31, 2004 through March 31, 2010. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the fund’s inception date, comparative performance is presented from the month end closest to the fund’s inception date. (b) See page 15 for a description of the indices. Return data is not available for the Barclays Capital U.S. TIPS Index prior to March 1, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities funds Index prior to July 1, 2003. (c) The mountain chart is based on the fund’s minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Effective December 15, 2004, the fund’s name and investment strategy changed. The fund’s strategy emphasizes inflation-protected debt securities issued by the U.S. Treasury (TIPS). The principal value of these types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

Loomis Sayles Institutional High Income Fund

Daniel Fuss, CFA, CIC Manager since June 1996	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The momentum of the high-yield rally that emerged in early 2009 carried into the first three months of 2010. High-yield credits posted positive returns for the 13th consecutive month. Strong fundamentals and gradually improving economic prospects continued to fuel investors’ appetites for risk, which was met with record new issuance. Yield spreads among high-yield securities continued tightening toward long-term averages as technical strength, improved maturity profiles and cost-cutting initiatives among highly-leveraged companies helped valuations.

For the six months ended March 31, 2010, Loomis Sayles Institutional High Income Fund returned 12.43% . The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 11.10% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Security selection accounted for the fund’s outperformance relative to the benchmark.

In particular, our out-of-benchmark convertible holdings, including equity-sensitive healthcare and automotive securities, generated the greatest relative returns.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

In addition to positive security selection, high-yield industrial credits also generated strong performance. In terms of quality, securities rated B and Ba were among the leading performers, as investors remained bullish in their reach for yield. In terms of industry, consumer cyclical and non-cyclical, basic industry and communication holdings experienced credit appreciation. These GDP-sensitive industries benefited from positive growth projections and improving consumer sentiment. The fund experienced the greatest non-U.S. dollar-based returns from the Indonesian rupiah, Mexican peso and certain euro-denominated credits.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Our underweight in high-yield financials detracted from relative performance, but absolute returns were sharply positive. Agency preferred securities experienced absolute return losses due to mounting foreclosures in the housing market. In addition, U.S. Treasury and sovereign credits posted lackluster relative returns, as investors moved away from lower-yielding asset classes.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our

FUND FACTS

Symbol | LSHIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 6/5/96

Fund Registration Date | 3/7/97

Total Net Assets | $372.91 million

opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Institutional High Income: Institutional
12.43%	56.97%	9.58%	9.22%	8.39%	8.47%
Barclays Capital U.S. Corporate High-Yield Bond Index(b)
11.10	56.18	7.78	7.45	6.56	7.02
Lipper High Current Yield Funds Index(b)
10.76	51.20	5.52	4.76	4.64	5.20

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.74%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.74%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Registration to March 31, 2010(c)

Inception to March 31, 2010(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the fund’s inception and registration dates, comparative performance is presented from the month end closest to the fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund*

Neil Burke

Manager since December 2005

Cliff Rowe, CFA

Manager since December 2005

Richard Raczkowski

Manager since December 2005

PORTFOLIO REVIEW

While fiscal woes weighed on many developed government markets, an encouraging economic outlook continued to stimulate investor appetite for higher-risk, higher-yielding instruments. The spur of new issuance and strong demand for risk caused corporate spreads to tighten during the six-month period. Corporate and non-agency securitized debt posted solid returns in this environment. By contrast, with risk assets in favor, U.S. Treasury securities lagged during the period.

For the six months ended March 31, 2010, Loomis Sayles Intermediate Duration Fixed Income Fund returned 4.42%. The fund outperformed its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 1.85% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Security selection, an overweight in corporate credit and exposure to high-yield and commercial mortgage-backed securities (CMBS) drove the fund’s outperformance during the period.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Within investment-grade credit, our overweight position and security selection among technology and communication names drove results. In addition, strong security selection among high-yield finance, consumer cyclical and technology companies generated excess returns, as credit spreads continued to tighten on steady investor demand. Despite subpar fundamentals in the commercial real estate space, CMBS spreads continued to tighten due to the impact of government support and strong investor demand.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

While our underweight position in the U.S. Treasury sector aided the fund’s relative performance, U.S. Treasury returns, in general, remained depressed due to oversupply and lagging demand. And despite a positive performance contribution, our security selection among investment-grade financials detracted from overall returns, as our allocations to the banking sector lagged the market.

WHAT IS YOUR OUTLOOK?

Looking ahead, we believe the better returns in fixed-income portfolios may come from balancing the challenges of a low-yield environment with the opportunities of an economy that is growing, albeit slowly. In our opinion, this means bulking up portfolios with yield-advantaged strategies where possible, boosting exposure to less market-sensitive sectors or issuers and gradually guarding against a shift upward in rates. In particular, we believe corporate bonds still offer attractive return potential. Fundamentals appear strong, with companies well positioned to generate earnings growth amid low rates, contained costs and improved productivity. Speculative-grade corporates could benefit from these same fundamental trends, but with less interest-rate sensitivity.

*	Effective on or about May 28, 2010, the fund’s name and investment strategy will change. The fund’s new name will be Loomis Sayles Intermediate Duration Bond Fund.

FUND FACTS

Symbol | LSDIX

Objective | Above-average total return through a combination of current income and capital appreciation

Strategy | Invests only in investment-grade fixed-income securities. The Fund’s weighted average duration generally is two to five years

Fund Inception Date | 1/28/98

Total Net Assets | $32.01 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Intermediate Duration Fixed Income Fund: Institutional
4.42%	19.53%	6.12%	6.24%	5.79%
Barclays Capital U.S. Intermediate Government/Credit Bond Index(b)
1.85	6.92	5.16	5.93	5.60
Lipper Intermediate Investment Grade Debt Funds Index(b)
4.35	16.91	4.87	5.84	5.40

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.68%
Net expense ratio (after reductions and reimbursements)*
Institutional 0.40%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Inception to March 31, 2010(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the fund’s inception date, comparative performance is presented from the month end closest to the fund’s inception date. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the fund’s minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

If the credit rating of a security held by the fund falls below investment grade, the fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the fund. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Fixed Income Fund

Daniel Fuss, CFA, CIC Manager since July 1994	Matthew Eagan, CFA Associate Manager since September 2006
Kathleen Gaffney, CFA Associate Manager since September 2006	Elaine Stokes Associate Manager since September 2006

PORTFOLIO REVIEW

Fiscal woes rained on most developed government markets, but a slightly sunnier economic outlook led many investors to move into higher-risk, higher-yielding instruments. The strong demand for risk caused corporate yield spreads to tighten. Corporate and securitized debt posted solid returns in this environment. By contrast, with riskier assets in favor, U.S. Treasury securities lagged during the period.

For the six months ended March 31, 2010, Loomis Sayles Investment Grade Fixed Income Fund returned 6.35% The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.34% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Positioning and security selection were the primary drivers of the fund’s outperformance.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Within the investment-grade corporate segment, industrials were among the top-performing sectors, driven by prudent security selection in transportation, technology, consumer cyclicals and capital goods. Additionally, non-U.S. dollar denominated issues were leading contributors to fund performance.

Declining default rates, strong supply and demand technicals and favorable market conditions benefited high-yield securities during the period, and the fund’s high-yield positioning posted robust returns. Our allocation to commercial mortgage-backed securities (CMBS) rallied on persistent government support and increasing investor demand. Exposure to preferred stocks and convertible bonds boosted performance, due to equity market strength.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Regulatory and political risks abroad and lackluster U.S. economic data contributed to some weakness in returns from non-U.S. dollar and high-yield holdings from late January through mid-February. Overall non U.S. dollar positions benefited the fund; however, some currencies, including the Brazilian real and the Norwegian krone, traded lower during this period. The portfolio’s longer-than-benchmark duration also weighed on returns, as the yield curve shifted throughout the period.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the U.S. will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific

FUND FACTS

Symbol | LSIGX

Objective | Above-average total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.

Fund Inception Date | 7/1/94

Fund Registration Date | 3/7/97

Total Net Assets | $507.76 million

(fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Investment Grade Fixed Income: Institutional
6.35%	31.33%	7.60%	9.70%	8.93%	9.94%
Barclays Capital U.S. Government/Credit Bond Index(b)
1.34	7.51	5.17	6.22	6.22	6.59
Lipper BBB-Rated Funds Index(b)
4.64	23.73	4.77	5.85	5.68	6.31

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.49%
Net expense ratio (after reductions and reimbursements)*
Institutional 0.49%

* As stated in the most recent prospectus

Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Registration to March 31, 2010(c)

Inception to March 31, 2010(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the fund’s inception and registration dates, comparative performance is presented from the month end closest to the fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper BBB-Rated Funds Index is an unmanaged index which tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Lipper Global Income Funds Index is an unmanaged index which tracks the average performance of the 30 largest global income funds according to Lipper Inc.

Lipper High Current Yield Funds Index is an unmanaged index which tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index which tracks the average performance of the 30 largest intermediate investment grade debt funds according to Lipper Inc.

Lipper Treasury Inflation Protected Securities Funds Index is an unmanaged index which tracks the average performance of the 30 largest treasury inflation protected securities funds according to Lipper Inc.

Source: Lipper, Inc.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. TIPS Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2009 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2009 through March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,094.80	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	$3.18

Retail Class
Actual	$1,000.00	$1,093.40	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

Admin Class
Actual	$1,000.00	$1,092.30	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

*   Expenses are equal to the Fund’s annualized expense ratio: 0.63%, 0.94% and 1.20% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,086.80	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	$2.92

*   Expenses are equal to the Fund’s annualized expense ratio: 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,016.90	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.64	$3.33

Retail Class
Actual	$1,000.00	$1,014.70	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

*   Expenses are equal to the Fund’s annualized expense ratio: 0.66% and 1.00%, for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,026.20	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,124.30	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

*   Expenses are equal to the Fund’s annualized expense ratio: 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,044.20	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,063.50	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	$2.42

*   Expenses are equal to the Fund’s annualized expense ratio: 0.48%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 93.5% of Net Assets

NON-CONVERTIBLE BONDS – 84.7%

ABS Car Loan – 0.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.380%, 8/20/2013, 144A(b)		$16,340,000	$15,407,676

ABS Credit Card – 0.6%
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014		113,710,000	120,307,659
MBNA Credit Card Master Note Trust, Series 03A5, 4.150%, 9/19/2012	EUR	300,000	405,640

			120,713,299

Aerospace & Defense – 0.1%
Bombardier, Inc., 6.300%, 5/01/2014, 144A		1,590,000	1,649,625
Bombardier, Inc., 7.350%, 12/22/2026	CAD	2,120,000	2,041,913
Bombardier, Inc., 7.450%, 5/01/2034, 144A		13,664,000	12,570,880

			16,262,418

Airlines – 1.8%
American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011		978,168	929,260
American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019		3,401,411	3,937,133
Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015		207,165	212,344
Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016		10,219,854	10,092,106
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018		2,754,751	2,658,334
Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018		4,047,298	3,905,642
Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020		11,145,607	10,393,279
Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021		6,524,279	6,198,065
Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022		2,964,564	3,009,033
Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022		2,449,488	2,449,488
Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019		7,804,448	7,414,226
Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022		3,044,514	2,831,398
Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017		3,846,521	3,634,963
Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023		17,701,000	17,391,232
Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022		26,727,000	24,321,570
Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016		24,922,821	26,916,647
Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 11/10/2019		29,625,000	31,698,750
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A		3,145,000	3,306,181

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Airlines – continued
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013		$2,000,000	$2,090,000
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024		3,107,868	3,107,868
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		5,078,412	4,672,139
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		37,649,632	35,232,149
Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016		10,000,000	10,300,000
Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured) 6.264%, 5/20/2023		3,672,060	3,488,457
Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017		33,049,695	30,232,869
Qantas Airways Ltd., 5.125%, 6/20/2013, 144A		2,000,000	2,041,904
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		44,235,000	45,710,060
UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024		24,435,206	22,602,565
UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018		16,780,000	18,038,500

			338,816,162

Automotive – 3.1%
ArvinMeritor, Inc., 8.125%, 9/15/2015		385,000	371,525
Cummins, Inc., 6.750%, 2/15/2027		3,172,000	3,027,588
Cummins, Inc., 7.125%, 3/01/2028		3,000,000	2,965,389
FCE Bank PLC, EMTN, 4.625%, 10/25/2010	NOK	4,570,000	753,567
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	9,800,000	13,534,193
FCE Bank PLC, EMTN, 7.125%, 1/15/2013	EUR	6,550,000	9,067,930
FCE Bank PLC, EMTN, 7.875%, 2/15/2011	GBP	8,550,000	13,249,679
Ford Motor Co., 6.375%, 2/01/2029		1,945,000	1,580,313
Ford Motor Co., 6.500%, 8/01/2018		2,611,000	2,480,450
Ford Motor Co., 6.625%, 2/15/2028		500,000	420,000
Ford Motor Co., 6.625%, 10/01/2028		62,705,000	52,672,200
Ford Motor Co., 7.125%, 11/15/2025		1,960,000	1,670,900
Ford Motor Co., 7.450%, 7/16/2031		119,879,000	113,285,655
Ford Motor Co., 7.500%, 8/01/2026		1,410,000	1,251,375
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		13,765,000	14,243,141
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		31,140,000	32,195,366
Ford Motor Credit Co. LLC, 7.500%, 8/01/2012		8,785,000	9,096,701
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		1,320,000	1,332,276
Ford Motor Credit Co. LLC, 8.000%, 6/01/2014		70,695,000	74,424,585
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		19,570,000	20,619,402
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		29,945,000	30,671,735
Ford Motor Credit Co. LLC, 8.700%, 10/01/2014		152,395,000	165,243,422
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		2,150,000	2,201,548
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028		6,041,000	5,210,363
Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016		14,150,000	15,282,000
TRW Automotive, Inc., 7.000%, 3/15/2014, 144A		1,700,000	1,674,500
TRW Automotive, Inc., 7.250%, 3/15/2017, 144A		3,700,000	3,570,500
TRW Automotive, Inc., 8.875%, 12/01/2017, 144A		6,400,000	6,632,000

			598,728,303

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – 6.4%
AgriBank FCB, 9.125%, 7/15/2019, 144A(c)		$100,540,000	$114,380,336
Associates Corp. of North America, 6.950%, 11/01/2018		33,073,000	34,853,849
BAC Capital Trust VI, 5.625%, 3/08/2035		35,170,000	29,039,060
Bank of America Corp., 5.420%, 3/15/2017		2,682,000	2,650,476
Bank of America Corp., 6.000%, 9/01/2017		7,290,000	7,581,790
Bank of America NA, 5.300%, 3/15/2017		12,823,000	12,693,500
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	38,510,000,000	34,102,750
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	48,070,000,000	42,648,577
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018		3,260,000	3,179,188
Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015		1,445,000	1,538,330
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017		3,160,000	3,490,903
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018		18,135,000	20,958,438
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	274,980,870,000	27,496,576
Capital One Financial Corp., 6.150%, 9/01/2016		3,223,000	3,343,779
Citigroup, Inc., 5.000%, 9/15/2014		66,710,000	66,616,006
Citigroup, Inc., 5.850%, 12/11/2034		1,445,000	1,312,074
Citigroup, Inc., 5.875%, 2/22/2033		33,485,000	28,892,398
Citigroup, Inc., 6.000%, 10/31/2033		15,880,000	13,923,870
Citigroup, Inc., 6.125%, 5/15/2018		43,650,000	44,601,090
Citigroup, Inc., 6.125%, 8/25/2036		8,805,000	7,683,569
Citigroup, Inc., 6.375%, 8/12/2014		72,120,000	77,046,012
Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017	EUR	4,900,000	6,095,642
Citigroup, Inc., MTN, 5.500%, 10/15/2014		87,000,000	90,036,822
First Niagara Finance Group, Inc., 6.750%, 3/19/2020		14,370,000	14,521,661
Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036		900,000	870,237
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		54,175,000	54,106,956
Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020		4,065,000	4,027,403
ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A		12,345,000	11,623,225
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	241,667,000	132,564,545
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	250,225,920,000	25,664,690
JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A	IDR	599,419,948,660	56,928,262
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A	IDR	748,342,518,000	76,754,555
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	153,708,294,250	16,283,839
Merrill Lynch & Co., Inc., 5.700%, 5/02/2017		4,825,000	4,796,026
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		6,110,000	5,621,762
Merrill Lynch & Co., Inc., 10.710%, 3/08/2017	BRL	100,400,000	55,045,407
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	4,887,000	6,284,723
Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018		8,660,000	9,332,614

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		$3,600,000	$3,095,248
Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017		1,970,000	2,076,234
Morgan Stanley, 4.750%, 4/01/2014		38,951,000	39,771,970
Morgan Stanley, GMTN, 5.125%, 11/30/2015	GBP	7,500,000	11,662,223
Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018		11,700,000	12,478,974
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		4,400,000	4,500,052
Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019		9,600,000	9,566,150
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		7,795,000	8,008,349

			1,239,750,140

Brokerage – 0.0%
Jefferies Group, Inc., 8.500%, 7/15/2019		5,915,000	6,561,764

Building Materials – 0.8%
Masco Corp., 4.800%, 6/15/2015		4,805,000	4,635,614
Masco Corp., 5.850%, 3/15/2017		3,285,000	3,201,715
Masco Corp., 6.125%, 10/03/2016		19,873,000	19,816,700
Masco Corp., 6.500%, 8/15/2032		2,900,000	2,489,056
Owens Corning, Inc., 6.500%, 12/01/2016		26,195,000	27,722,561
Owens Corning, Inc., 7.000%, 12/01/2036		51,180,000	50,145,448
USG Corp., 6.300%, 11/15/2016		35,370,000	31,656,150
USG Corp., 9.500%, 1/15/2018		17,605,000	17,803,056

			157,470,300

Chemicals – 0.9%
Borden, Inc., 7.875%, 2/15/2023		30,054,000	21,338,340
Borden, Inc., 8.375%, 4/15/2016		2,886,000	2,395,380
Borden, Inc., 9.200%, 3/15/2021		11,305,000	9,100,525
Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A		51,205,000	61,129,399
Hercules, Inc., 6.500%, 6/30/2029		19,619,000	15,695,200
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014		34,640,000	35,332,800
Methanex Corp., 6.000%, 8/15/2015		10,565,000	9,546,492
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028		9,415,000	10,081,949
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018		3,995,000	4,471,444

			169,091,529

Construction Machinery – 0.8%
Case New Holland, Inc., 7.750%, 9/01/2013, 144A		70,082,000	72,710,075
Joy Global, Inc., 6.625%, 11/15/2036		1,975,000	1,880,773
RSC Equipment Rental, Inc., 9.500%, 12/01/2014		2,345,000	2,321,550
Toro Co., 6.625%, 5/01/2037(c)		27,030,000	23,853,137
United Rentals North America, Inc., 7.000%, 2/15/2014		27,184,000	25,145,200
United Rentals North America, Inc., 7.750%, 11/15/2013		21,831,000	20,957,760

			146,868,495

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Consumer Cyclical Services – 0.8%
ServiceMaster Co. (The), 7.100%, 3/01/2018		$1,000,000	$850,000
ServiceMaster Co. (The), 7.450%, 8/15/2027		4,930,000	3,759,125
Western Union. (The), 6.200%, 11/17/2036		154,180,000	156,797,051

			161,406,176

Consumer Products – 0.2%
Acco Brands Corp., 7.625%, 8/15/2015		495,000	463,444
Snap-on, Inc., 6.700%, 3/01/2019		7,210,000	7,650,617
Whirlpool Corp., MTN, 8.000%, 5/01/2012		14,465,000	15,897,903
Whirlpool Corp., MTN, 8.600%, 5/01/2014		8,680,000	10,073,461

			34,085,425

Distributors – 0.0%
EQT Corp., 8.125%, 6/01/2019		1,775,000	2,108,769
ONEOK, Inc., 6.000%, 6/15/2035		3,805,000	3,630,476

			5,739,245

Diversified Manufacturing – 0.7%
Textron Financial Corp., 5.400%, 4/28/2013		1,435,000	1,474,435
Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014		550,000	523,447
Textron, Inc., 3.875%, 3/11/2013	EUR	14,050,000	18,719,506
Textron, Inc., 5.600%, 12/01/2017		7,145,000	7,196,537
Textron, Inc., 6.200%, 3/15/2015		38,705,000	40,994,981
Textron, Inc., 7.250%, 10/01/2019		27,740,000	29,970,019
Textron, Inc., EMTN, 6.625%, 4/07/2020	GBP	23,658,000	33,208,418

			132,087,343

Electric – 2.9%
AES Corp. (The), 7.750%, 3/01/2014		4,875,000	4,984,688
AES Corp. (The), 8.375%, 3/01/2011(c)	GBP	2,090,000	3,235,004
AES Ironwood LLC, 8.857%, 11/30/2025		12,913,812	12,655,536
AES Red Oak LLC, Series A, 8.540%, 11/30/2019		1,547,631	1,582,453
Bruce Mansfield Unit, 6.850%, 6/01/2034(c)		95,219,290	96,594,256
Calpine Corp., 7.250%, 10/15/2017, 144A		5,385,000	5,290,762
CE Generation LLC, 7.416%, 12/15/2018		4,856,325	4,911,483
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036		64,200,000	61,571,138
Commonwealth Edison Co., 4.750%, 12/01/2011(c)		201,000	201,412
Dynegy Holdings, Inc., 7.125%, 5/15/2018		5,295,000	3,759,450
Dynegy Holdings, Inc., 7.625%, 10/15/2026		11,835,000	7,574,400
Dynegy Holdings, Inc., 7.750%, 6/01/2019		1,504,000	1,135,520
Dynegy Holdings, Inc., 8.375%, 5/01/2016		2,000,000	1,660,000
Edison Mission Energy, 7.625%, 5/15/2027		23,200,000	14,848,000
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027		11,581,000	12,696,459
Energy Future Holdings Corp., 10.000%, 1/15/2020, 144A		7,425,000	7,786,969
Enersis SA, 7.400%, 12/01/2016		4,250,000	4,654,791
Illinois Power Co., 6.250%, 4/01/2018		3,105,000	3,308,949
ITC Holdings Corp., 5.875%, 9/30/2016, 144A		25,460,000	26,561,654
ITC Holdings Corp., 6.375%, 9/30/2036, 144A		37,955,000	37,993,031
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027		23,775,000	12,363,000

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
NiSource Finance Corp., 6.400%, 3/15/2018		$57,010,000	$61,126,749
NiSource Finance Corp., 6.800%, 1/15/2019		1,235,000	1,342,591
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A		1,128,213	1,157,761
Quezon Power Philippines Co., 8.860%, 6/15/2017		5,236,875	5,315,428
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011		1,222,006	1,265,754
Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018		212,143	232,888
SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010	SGD	1,000,000	725,290
Toledo Edison Co., 6.150%, 5/15/2037		10,765,000	10,853,639
TXU Corp., Series P, 5.550%, 11/15/2014		70,980,000	51,815,400
TXU Corp., Series Q, 6.500%, 11/15/2024		140,586,000	73,104,720
TXU Corp., Series R, 6.550%, 11/15/2034		9,406,000	4,844,090
White Pine Hydro LLC, 6.310%, 7/10/2017(c)		9,175,000	8,955,259
White Pine Hydro LLC, 6.960%, 7/10/2037(c)		14,695,000	13,185,530
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)		5,000,000	4,270,850

			563,564,904

Entertainment – 0.1%
Time Warner, Inc., 6.625%, 5/15/2029		15,000	15,816
Time Warner, Inc., 7.625%, 4/15/2031		10,000	11,421
Viacom, Inc., 6.875%, 4/30/2036		18,785,000	19,915,575

			19,942,812

Financial Other – 0.2%
National Life Insurance Co., 10.500%, 9/15/2039, 144A		38,476,000	41,184,364

Food & Beverage – 0.3%
Anheuser-Busch Cos., Inc., 6.500%, 5/01/2042		15,000	15,774
ARAMARK Corp., 5.000%, 6/01/2012		2,115,000	2,083,275
Corn Products International, Inc., 6.625%, 4/15/2037		31,590,000	30,014,007
Sara Lee Corp., 6.125%, 11/01/2032		18,615,000	18,290,317

			50,403,373

Government Owned – No Guarantee – 0.1%
DP World Ltd., 6.850%, 7/02/2037, 144A		26,185,000	22,485,400

Government Sponsored – 0.3%
Queensland Treasury Corp., 7.125%, 9/18/2017, 144A	NZD	84,345,000	63,320,058

Health Insurance – 1.1%
CIGNA Corp., 6.150%, 11/15/2036		20,530,000	20,013,794
CIGNA Corp., 6.350%, 3/15/2018		2,500,000	2,693,100
WellPoint, Inc., 6.375%, 6/15/2037		191,190,000	196,303,376

			219,010,270

Healthcare – 3.0%
Boston Scientific Corp., 5.125%, 1/12/2017		7,100,000	6,664,096
Boston Scientific Corp., 5.450%, 6/15/2014		3,725,000	3,751,004
Boston Scientific Corp., 6.000%, 1/15/2020		15,410,000	14,557,688
Boston Scientific Corp., 6.400%, 6/15/2016		7,230,000	7,373,523

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – continued
Boston Scientific Corp., 7.000%, 11/15/2035		$22,142,000	$19,919,297
HCA, Inc., 5.750%, 3/15/2014		13,400,000	12,646,250
HCA, Inc., 6.250%, 2/15/2013		7,800,000	7,741,500
HCA, Inc., 6.300%, 10/01/2012		2,500,000	2,496,875
HCA, Inc., 6.375%, 1/15/2015		17,380,000	16,511,000
HCA, Inc., 6.500%, 2/15/2016		63,735,000	60,468,581
HCA, Inc., 6.750%, 7/15/2013		3,045,000	3,045,000
HCA, Inc., 7.050%, 12/01/2027		26,900,000	22,999,500
HCA, Inc., 7.190%, 11/15/2015		20,165,000	19,055,925
HCA, Inc., 7.500%, 12/15/2023		26,949,000	24,658,335
HCA, Inc., 7.500%, 11/06/2033		19,870,000	17,286,900
HCA, Inc., 7.690%, 6/15/2025		67,411,000	62,355,175
HCA, Inc., 8.360%, 4/15/2024		43,224,000	40,954,740
HCA, Inc., MTN, 7.580%, 9/15/2025		21,924,000	19,841,220
HCA, Inc., MTN, 7.750%, 7/15/2036		12,066,000	10,618,080
Hospira, Inc., 6.050%, 3/30/2017		15,175,000	16,299,043
Medco Health Solutions, Inc., 7.125%, 3/15/2018		130,935,000	149,280,565
Owens & Minor, Inc., 6.350%, 4/15/2016(c)		4,710,000	4,524,906
Tenet Healthcare Corp., 6.875%, 11/15/2031		30,578,000	24,921,070
Tenet Healthcare Corp., 7.375%, 2/01/2013		2,236,000	2,258,360
Tenet Healthcare Corp., 9.250%, 2/01/2015		560,000	587,300

			570,815,933

Home Construction – 0.6%
D.R. Horton, Inc., 6.500%, 4/15/2016		1,975,000	1,979,937
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015		6,430,000	5,079,700
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016		19,270,000	14,837,900
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014		6,249,000	5,014,822
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014		4,050,000	3,402,000
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016		1,650,000	1,295,250
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013		2,865,000	2,478,225
K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012		1,690,000	1,559,025
KB Home, 5.875%, 1/15/2015		895,000	848,013
Lennar Corp., Series B, 5.125%, 10/01/2010		3,495,000	3,516,844
Pulte Group, Inc., 5.200%, 2/15/2015		6,007,000	5,759,211
Pulte Group, Inc., 6.000%, 2/15/2035		63,855,000	49,487,625
Pulte Group, Inc., 6.375%, 5/15/2033		17,240,000	13,792,000
Toll Brothers Finance Corp., 5.150%, 5/15/2015		8,100,000	8,082,812

			117,133,364

Independent Energy – 1.3%
Anadarko Petroleum Corp., 6.450%, 9/15/2036		80,585,000	82,127,397
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	5,925,000	7,762,526
Chesapeake Energy Corp., 6.500%, 8/15/2017		2,615,000	2,530,013
Chesapeake Energy Corp., 6.875%, 11/15/2020		13,805,000	13,425,362
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		20,226,000	20,579,955
Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A		3,640,000	4,022,200
Penn Virginia Corp., 10.375%, 6/15/2016		2,500,000	2,712,500
Pioneer Natural Resources Co., 5.875%, 7/15/2016		10,275,000	10,111,319
Pioneer Natural Resources Co., 6.875%, 5/01/2018		2,125,000	2,123,812
Pioneer Natural Resources Co., 7.200%, 1/15/2028		8,782,000	8,304,874

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Independent Energy – continued
Questar Market Resources, Inc., 6.800%, 4/01/2018		$51,955,000	$56,868,488
Talisman Energy, Inc., 5.850%, 2/01/2037		12,190,000	11,685,054
Talisman Energy, Inc., 6.250%, 2/01/2038		32,560,000	33,131,982

			255,385,482

Industrial Other – 0.1%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013		755,000	761,606
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		26,410,000	24,429,250

			25,190,856

Integrated Energy – 0.0%
PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A		1,270,936	1,296,355

Life Insurance – 0.7%
American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016		3,245,000	3,020,349
American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018		34,220,000	31,796,060
American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017		7,075,000	6,508,604
American International Group, Inc., Series MPLE, 4.900%, 6/02/2014	CAD	4,145,000	3,754,640
ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013	EUR	6,655,000	8,838,344
MetLife, Inc., 10.750%, 8/01/2069		12,020,000	15,493,203
Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A		57,985,000	50,279,895
Unum Group, 7.125%, 9/30/2016		9,965,000	10,832,314

			130,523,409

Local Authorities – 0.1%
Ontario Hydro, Zero Coupon, 11/27/2020	CAD	1,507,000	913,741
Province of Alberta, 5.930%, 9/16/2016	CAD	15,337,670	16,805,822
Province of British Columbia, 5.750%, 1/09/2012	CAD	730,000	768,985
Province of Ontario, 4.400%, 12/02/2011	CAD	760,000	781,161
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	60,000	55,784

			19,325,493

Media Cable – 1.9%
Comcast Corp., 5.650%, 6/15/2035		46,380,000	42,939,207
Comcast Corp., 6.450%, 3/15/2037		10,060,000	10,244,762
Comcast Corp., 6.500%, 11/15/2035		16,205,000	16,598,392
Comcast Corp., 6.950%, 8/15/2037		192,208,000	207,934,074
CSC Holdings LLC, 7.875%, 2/15/2018		1,550,000	1,627,500
CSC Holdings LLC, 8.500%, 4/15/2014, 144A		15,000,000	15,975,000
Shaw Communications, Inc., 5.650%, 10/01/2019	CAD	37,585,000	38,094,941
Time Warner Cable, Inc., 6.750%, 7/01/2018		26,541,000	29,655,878
Virgin Media Finance PLC, 9.125%, 8/15/2016		1,700,000	1,806,250
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	1,388,187	2,175,036

			367,051,040

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Media Non-Cable – 0.6%
Clear Channel Communications, Inc., 4.400%, 5/15/2011		$1,645,000		$1,550,412
Clear Channel Communications, Inc., 5.000%, 3/15/2012		4,645,000		4,110,825
Clear Channel Communications, Inc., 6.250%, 3/15/2011		6,840,000		6,617,700
Clear Channel Communications, Inc., 7.650%, 9/15/2010		195,000		194,269
News America, Inc., 6.150%, 3/01/2037		54,025,000		53,252,497
News America, Inc., 6.200%, 12/15/2034		17,785,000		17,738,421
News America, Inc., 6.400%, 12/15/2035		26,660,000		27,223,912

				110,688,036

Metals & Mining – 0.4%
Alcoa, Inc., 5.720%, 2/23/2019		11,557,000		11,235,276
Alcoa, Inc., 5.870%, 2/23/2022		4,935,000		4,534,431
Alcoa, Inc., 5.950%, 2/01/2037		2,050,000		1,680,850
Alcoa, Inc., 6.750%, 1/15/2028		6,490,000		6,003,380
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		13,180,000		12,125,600
Rio Tinto Alcan, Inc., 5.750%, 6/01/2035		1,840,000		1,801,533
Teck Resources Ltd., 10.250%, 5/15/2016		1,730,000		2,058,700
Teck Resources Ltd., 10.750%, 5/15/2019		1,000,000		1,225,000
United States Steel Corp., 6.050%, 6/01/2017		11,175,000		10,755,938
United States Steel Corp., 6.650%, 6/01/2037		9,625,000		8,277,500
United States Steel Corp., 7.000%, 2/01/2018		23,520,000		23,167,200

				82,865,408

Mortgage Related – 0.0%
FHLMC, 5.000%, 12/01/2031		279,044		290,359

Non-Captive Consumer – 4.0%
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		322,970,000		282,892,330
Residential Capital LLC, 8.375%, 6/30/2010		5,000		4,825
Residential Capital LLC, 9.625%, 5/15/2015		53,320,000		52,520,200
SLM Corp., 6.000%, 5/10/2012	AUD	1,305,000		1,087,302
SLM Corp., 6.000%, 12/15/2043		150,125	(††)	2,671,850
SLM Corp., EMTN, 4.750%, 3/17/2014	EUR	9,200,000		11,525,100
SLM Corp., MTN, 5.050%, 11/14/2014		27,310,000		25,272,264
SLM Corp., MTN, 5.125%, 8/27/2012		4,875,000		4,844,044
SLM Corp., MTN, 8.000%, 3/25/2020		1,280,000		1,246,412
SLM Corp., Series A, MTN, 4.500%, 7/26/2010		8,090,000		8,127,238
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		76,745,000		73,319,026
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		57,166,000		52,051,987
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		23,623,000		19,491,715
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		28,262,000		27,912,880
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		34,835,000		32,995,329
SLM Corp., Series A, MTN, 5.400%, 10/25/2011		1,785,000		1,801,747
SLM Corp., Series A, MTN, 5.625%, 8/01/2033		38,535,000		29,734,569
SLM Corp., Series A, MTN, 6.500%, 6/15/2010(c)	NZD	8,020,000		5,698,105
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		140,870,000		142,470,424

				775,667,347

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – 7.3%
CIT Group, Inc., 7.000%, 5/01/2013		$25,935,178	$25,221,961
CIT Group, Inc., 7.000%, 5/01/2014		38,902,776	36,763,123
CIT Group, Inc., 7.000%, 5/01/2015		38,902,776	36,276,839
CIT Group, Inc., 7.000%, 5/01/2016		97,012,976	89,494,470
CIT Group, Inc., 7.000%, 5/01/2017		101,008,173	93,180,040
General Electric Capital Australia Funding Pty, EMTN, 8.000%, 2/13/2012	AUD	44,525,000	42,267,452
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	89,985,000	64,106,075
General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012	SGD	15,000,000	10,747,664
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	150,000,000	108,560,349
General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014	NZD	60,880,000	45,688,078
General Electric Capital Corp., Series A, MTN, 0.551%, 5/13/2024(b)		22,590,000	19,090,289
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	266,643,000	189,672,342
General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011	AUD	7,270,000	6,558,317
GMAC, Inc., 5.375%, 6/06/2011		61,815,000	61,583,194
GMAC, Inc., 5.750%, 9/27/2010		7,263,000	7,292,052
GMAC, Inc., 6.000%, 4/01/2011		945,000	943,819
GMAC, Inc., 6.000%, 12/15/2011		53,975,000	54,109,937
GMAC, Inc., 6.625%, 12/17/2010, 144A		464,000	466,900
GMAC, Inc., 6.625%, 5/15/2012		20,691,000	20,897,910
GMAC, Inc., 6.750%, 12/01/2014		30,190,000	30,039,050
GMAC, Inc., 6.875%, 9/15/2011		8,439,000	8,576,134
GMAC, Inc., 6.875%, 8/28/2012		10,000	10,113
GMAC, Inc., 6.875%, 8/28/2012		4,229,000	4,287,149
GMAC, Inc., 7.000%, 2/01/2012		10,637,000	10,823,147
GMAC, Inc., 7.250%, 3/02/2011		25,000	25,438
GMAC, Inc., 7.500%, 12/31/2013		23,588,000	24,000,790
GMAC, Inc., 8.000%, 12/31/2018		44,981,000	44,306,285
GMAC, Inc., 8.000%, 11/01/2031		35,442,000	33,847,110
GMAC, Inc., 8.300%, 2/12/2015, 144A		72,545,000	76,172,250
International Lease Finance Corp., 6.375%, 3/25/2013		15,925,000	15,562,818
International Lease Finance Corp., 8.625%, 9/15/2015, 144A		33,965,000	34,720,959
International Lease Finance Corp., Series R, MTN, 5.625%, 9/15/2010		120,000	120,847
International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013		3,390,000	3,197,695
International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014		3,545,000	3,285,534
iStar Financial, Inc., 5.150%, 3/01/2012		52,875,000	46,265,625
iStar Financial, Inc., 5.375%, 4/15/2010		6,905,000	6,887,738
iStar Financial, Inc., 5.500%, 6/15/2012		3,865,000	3,348,056
iStar Financial, Inc., 5.650%, 9/15/2011		30,335,000	27,680,687
iStar Financial, Inc., 5.800%, 3/15/2011		5,305,000	5,033,119
iStar Financial, Inc., 5.850%, 3/15/2017		6,565,000	4,858,100
iStar Financial, Inc., 5.875%, 3/15/2016		11,605,000	8,703,750

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
iStar Financial, Inc., 6.050%, 4/15/2015		$5,655,000	$4,156,425
iStar Financial, Inc., 8.625%, 6/01/2013		46,795,000	40,009,725
iStar Financial, Inc., Series B, 5.125%, 4/01/2011		2,330,000	2,099,913
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		7,645,000	6,077,775
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		60,205,000	48,164,000

			1,405,181,043

Oil Field Services – 1.6%
Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017		10,680,000	9,451,800
Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014		11,660,000	11,193,600
Nabors Industries, Inc., 6.150%, 2/15/2018		15,693,000	16,717,863
Nabors Industries, Inc., 9.250%, 1/15/2019		163,850,000	203,809,574
North American Energy Partners, Inc., 8.750%, 12/01/2011		2,226,000	2,226,000
Rowan Cos., Inc., 7.875%, 8/01/2019		23,050,000	26,399,603
Weatherford International Ltd., 6.500%, 8/01/2036		25,600,000	25,437,312
Weatherford International Ltd., 6.800%, 6/15/2037		4,250,000	4,361,647
Weatherford International Ltd., 7.000%, 3/15/2038		13,670,000	14,453,264

			314,050,663

Packaging – 0.2%
OI European Group BV, 6.875%, 3/31/2017, 144A	EUR	3,450,000	4,706,341
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	2,500,000	3,444,159
Owens-Illinois, Inc., 7.800%, 5/15/2018		18,644,000	19,249,930

			27,400,430

Paper – 2.9%
Fibria Overseas Finance Ltd., 9.250%, 10/30/2019, 144A		32,370,000	36,901,800
Georgia-Pacific LLC, 7.250%, 6/01/2028		26,262,000	25,999,380
Georgia-Pacific LLC, 7.375%, 12/01/2025		31,317,000	31,160,415
Georgia-Pacific LLC, 7.700%, 6/15/2015		470,000	498,200
Georgia-Pacific LLC, 7.750%, 11/15/2029		80,840,000	80,840,000
Georgia-Pacific LLC, 8.000%, 1/15/2024		21,749,000	23,053,940
Georgia-Pacific LLC, 8.875%, 5/15/2031		27,237,000	29,552,145
International Paper Co., 6.875%, 11/01/2023		4,447,000	4,576,808
International Paper Co., 7.950%, 6/15/2018		216,710,000	253,191,178
International Paper Co., 8.700%, 6/15/2038		10,392,000	12,837,705
Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)		5,540,000	4,875,200
Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(d)		1,115,000	995,138
Stone Container Finance, 7.375%, 7/15/2014(d)		90,000	83,250
Westvaco Corp., 7.950%, 2/15/2031		24,586,000	26,564,632
Westvaco Corp., 8.200%, 1/15/2030		25,389,000	27,909,315

			559,039,106

Pharmaceuticals – 0.3%
Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013		58,330,000	60,079,900

Pipelines – 2.1%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		27,325,000	27,093,366
El Paso Corp., 6.950%, 6/01/2028		12,209,000	11,026,143
El Paso Corp., 7.420%, 2/15/2037		2,045,000	1,807,310

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – continued
El Paso Corp., GMTN, 7.750%, 1/15/2032	$1,500,000	$1,473,915
El Paso Corp., GMTN, 7.800%, 8/01/2031	1,000,000	982,827
Energy Transfer Partners LP, 6.125%, 2/15/2017	7,325,000	7,872,478
Energy Transfer Partners LP, 6.625%, 10/15/2036	11,435,000	11,513,204
Enterprise Products Operating LLP, 6.300%, 9/15/2017	25,030,000	27,494,980
Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	7,500,000	8,935,748
Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	843,000	792,310
Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	59,207,124	64,767,857
NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	116,405,000	130,539,477
ONEOK Partners LP, 6.650%, 10/01/2036	9,450,000	9,852,088
Plains All American Pipeline LP, 6.125%, 1/15/2017	28,845,000	30,974,799
Plains All American Pipeline LP, 6.650%, 1/15/2037	62,130,000	64,425,082
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	5,572,000	5,286,435
Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	4,928,000	5,414,803

		410,252,822

Property & Casualty Insurance – 0.8%
Hanover Insurance Group, Inc., 7.500%, 3/01/2020	4,090,000	4,194,909
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	46,320,000	47,913,315
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	34,729,000	36,777,698
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	51,522,000	45,381,917
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	8,600,000	5,848,000
White Mountains RE Group, 6.375%, 3/20/2017, 144A	75,000	73,120
Willis North America, Inc., 6.200%, 3/28/2017	12,000,000	12,157,104
XL Capital Ltd., 6.250%, 5/15/2027	6,575,000	6,199,351
XL Capital Ltd., 6.375%, 11/15/2024	2,110,000	2,008,859

		160,554,273

Railroads – 0.2%
Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,680,000	2,527,982
Canadian Pacific Railway Co., 5.950%, 5/15/2037	15,464,000	14,944,626
CSX Corp., MTN, 6.000%, 10/01/2036	23,143,000	22,990,904
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	7,944,000	4,766,400
Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	63,300	59,439

		45,289,351

Refining – 0.0%
Valero Energy Corp., 6.625%, 6/15/2037	1,782,000	1,694,782

REITs – 1.3%
Camden Property Trust, 5.000%, 6/15/2015	2,565,000	2,555,120
Camden Property Trust, 5.700%, 5/15/2017	40,075,000	39,408,553

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

REITs – continued
Duke Realty LP, 5.950%, 2/15/2017		$5,720,000	$5,623,646
ERP Operating LP, 5.125%, 3/15/2016		4,680,000	4,812,842
ERP Operating LP, 5.375%, 8/01/2016		3,000,000	3,104,019
First Industrial LP, 5.950%, 5/15/2017		7,750,000	6,230,333
Highwoods Properties, Inc., 5.850%, 3/15/2017		57,890,000	55,332,767
Highwoods Properties, Inc., 7.500%, 4/15/2018		5,640,000	5,723,923
ProLogis, 5.625%, 11/15/2015		6,022,000	5,970,482
ProLogis, 5.625%, 11/15/2016		6,110,000	5,910,282
ProLogis, 5.750%, 4/01/2016		6,375,000	6,244,861
ProLogis, 6.625%, 5/15/2018		1,377,000	1,368,390
ProLogis, 7.375%, 10/30/2019		3,020,000	3,100,096
Simon Property Group LP, 5.250%, 12/01/2016		4,505,000	4,464,392
Simon Property Group LP, 5.750%, 12/01/2015		9,032,000	9,554,926
Simon Property Group LP, 5.875%, 3/01/2017		3,145,000	3,249,483
Simon Property Group LP, 6.100%, 5/01/2016		2,325,000	2,447,623
Simon Property Group LP, 6.125%, 5/30/2018		1,690,000	1,748,393
WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A		68,360,000	72,945,862

			239,795,993

Restaurants – 0.0%
McDonald’s Corp., EMTN, 3.628%, 10/10/2010	SGD	3,750,000	2,715,373

Retailers – 1.3%
Dillard’s, Inc., 6.625%, 1/15/2018		1,920,000	1,776,000
Dillard’s, Inc., 7.000%, 12/01/2028		4,680,000	3,744,000
Dillard’s, Inc., 7.130%, 8/01/2018		1,740,000	1,635,600
Dillard’s, Inc., 7.750%, 7/15/2026		7,182,000	6,104,700
Dillard’s, Inc., 7.750%, 5/15/2027		1,000,000	845,000
Foot Locker, Inc., 8.500%, 1/15/2022		14,269,000	13,198,825
Home Depot, Inc. (The), 5.875%, 12/16/2036		16,415,000	15,929,559
J.C. Penney Corp., Inc., 5.750%, 2/15/2018		5,160,000	5,166,450
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		98,218,000	91,465,512
J.C. Penney Corp., Inc., 7.125%, 11/15/2023		2,798,000	2,822,483
J.C. Penney Corp., Inc., 7.625%, 3/01/2097		5,580,000	5,049,900
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		29,732,000	27,353,440
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027		14,133,000	12,719,700
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029		2,098,000	1,993,100
Macy’s Retail Holdings, Inc., 8.875%, 7/15/2015		1,485,000	1,678,050
Marks & Spencer PLC, 7.125%, 12/01/2037, 144A		9,245,000	9,364,954
Toys R Us, Inc., 7.375%, 10/15/2018		39,965,000	38,366,400
Toys R Us, Inc., 7.875%, 4/15/2013		11,255,000	11,536,375

			250,750,048

Sovereigns – 4.7%
Indonesia Treasury Bond, 9.500%, 7/15/2023	IDR	10,000,000,000	1,094,521
Indonesia Treasury Bond, 10.250%, 7/15/2027	IDR	25,000,000,000	2,784,527
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	145,156,000,000	16,906,530
Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024	IDR	498,832,000,000	56,029,038
Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030	IDR	317,658,000,000	35,440,467
Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012	IDR	378,003,000,000	34,205,336

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Sovereigns – continued
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	5,258,000	(†††)	$42,519,045
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	28,585,700	(†††)	231,552,551
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	4,557,000	(†††)	39,662,624
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	110,620,000		103,281,911
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	15,305,000		14,231,920
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	95,840,000		85,687,331
Republic of Brazil, 10.250%, 1/10/2028	BRL	98,690,000		56,050,215
Republic of Brazil, 12.500%, 1/05/2016	BRL	17,305,000		11,068,933
Republic of Brazil, 12.500%, 1/05/2022	BRL	114,735,000		75,324,381
Republic of Croatia, 6.750%, 11/05/2019, 144A		26,800,000		29,491,765
Republic of Iceland, 7.250%, 5/17/2013	ISK	4,616,100,000		20,471,400
Republic of Iceland, 8.000%, 7/22/2011	ISK	2,470,000,000		10,993,326
Republic of Iceland, 13.750%, 12/10/2010	ISK	7,027,535,000		32,077,336
Republic of Venezuela, 7.000%, 3/16/2015	EUR	5,980,000		7,208,624

				906,081,781

Supermarkets – 0.7%
American Stores Co., 7.900%, 5/01/2017		3,000,000		2,792,190
American Stores Co., Series B, MTN, 7.100%, 3/20/2028		13,145,000		10,581,725
New Albertson’s, Inc., 7.450%, 8/01/2029		100,590,000		84,998,550
New Albertson’s, Inc., 7.750%, 6/15/2026		20,550,000		17,467,500
New Albertson’s, Inc., 8.000%, 5/01/2031		9,715,000		8,354,900
New Albertson’s, Inc., 8.700%, 5/01/2030		2,995,000		2,785,350
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		17,575,000		13,313,063

				140,293,278

Supranational – 1.9%
European Investment Bank, Zero Coupon, 3/10/2021	AUD	149,830,000		63,905,505
European Investment Bank, 11.250%, 2/14/2013	BRL	11,505,000		6,874,793
European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A	IDR	837,962,640,000		75,218,186
European Investment Bank, EMTN, 7.000%, 1/18/2012	NZD	16,500,000		12,268,906
Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013	IDR	345,270,000,000		29,660,702
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	185,840,000		132,577,617
International Bank for Reconstruction & Development, 1.430%, 3/05/2014	SGD	40,000,000		27,808,885
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	2,126,200,000		9,298,150

				357,612,744

Technology – 2.4%
Agilent Technologies, Inc., 6.500%, 11/01/2017		65,276,000		70,524,778
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		67,787,000		47,789,835

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028		$3,916,000	$2,750,990
Alcatel-Lucent, EMTN, 6.375%, 4/07/2014	EUR	1,000,000	1,367,534
Amkor Technology, Inc., 7.750%, 5/15/2013		11,495,000	11,581,212
Arrow Electronics, Inc., 6.875%, 7/01/2013		12,960,000	14,319,206
Arrow Electronics, Inc., 6.875%, 6/01/2018		2,630,000	2,811,341
Avnet, Inc., 5.875%, 3/15/2014		36,145,000	38,532,666
Avnet, Inc., 6.000%, 9/01/2015		50,915,000	53,616,703
Avnet, Inc., 6.625%, 9/15/2016		15,245,000	16,298,399
Corning, Inc., 5.900%, 3/15/2014		9,330,000	10,149,585
Corning, Inc., 6.200%, 3/15/2016		5,155,000	5,628,647
Corning, Inc., 6.850%, 3/01/2029		10,821,000	11,264,888
Corning, Inc., 7.250%, 8/15/2036		5,645,000	6,048,115
Eastman Kodak Co., 7.250%, 11/15/2013		3,640,000	3,467,100
Equifax, Inc., 7.000%, 7/01/2037		15,578,000	16,636,992
Freescale Semiconductor, Inc., 8.875%, 12/15/2014		430,000	410,650
Freescale Semiconductor, Inc., 10.125%, 12/15/2016		6,016,000	5,324,160
Motorola, Inc., 5.220%, 10/01/2097		13,780,000	9,449,649
Motorola, Inc., 6.000%, 11/15/2017		929,000	961,404
Motorola, Inc., 6.500%, 9/01/2025		15,055,000	14,619,609
Motorola, Inc., 6.500%, 11/15/2028		32,140,000	30,171,779
Motorola, Inc., 6.625%, 11/15/2037		31,925,000	29,961,996
Motorola, Inc., 7.500%, 5/15/2025		250,000	257,625
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)		12,015,000	8,650,800
Nortel Networks Corp., 1.750%, 4/15/2012(d)		1,045,000	786,362
Nortel Networks Ltd., 6.875%, 9/01/2023(d)		18,622,000	5,772,820
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		4,554,000	4,985,701
Xerox Capital Trust I, 8.000%, 2/01/2027		30,805,000	30,223,186
Xerox Corp., 5.500%, 5/15/2012		7,110,000	7,541,591
Xerox Corp., 6.350%, 5/15/2018		40,000	43,331
Xerox Corp., MTN, 7.200%, 4/01/2016		615,000	687,278

			462,635,932

Tobacco – 0.5%
Altria Group, Inc., 9.700%, 11/10/2018		1,450,000	1,782,962
Reynolds American, Inc., 6.750%, 6/15/2017		71,085,000	76,138,006
Reynolds American, Inc., 7.250%, 6/15/2037		17,990,000	18,310,366

			96,231,334

Transportation Services – 0.5%
APL Ltd., 8.000%, 1/15/2024(c)		20,469,000	15,300,577
Atlas Air, Inc., Series 1999-1, Class A-1, 7.200%, 7/02/2020		11,833,119	11,241,463
Atlas Air, Inc., Series 1999-1A, 6.880%, 1/02/2011		816,948	780,185
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016		15,520,193	13,269,765
Atlas Air, Inc., Series 1999-1C, 8.770%, 7/02/2012(e)		15,689,997	12,238,198
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017		8,554,310	8,383,224
Atlas Air, Inc., Series 2000-1, Class C, 9.702%, 7/02/2011(e)		201,720	166,419
Atlas Air, Inc., Series B, 7.680%, 7/02/2015		33,829,841	31,969,200

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Transportation Services – continued
Atlas Air, Inc., Series C, 8.010%, 7/02/2011(e)		$6,552,024	$5,372,660
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		2,675,000	2,757,772

			101,479,463

Treasuries – 17.8%
Canadian Government, 1.000%, 9/01/2011	CAD	421,197,000	412,654,039
Canadian Government, 1.250%, 12/01/2011	CAD	17,205,000	16,853,497
Canadian Government, 2.000%, 9/01/2012	CAD	587,055,000	577,564,090
Canadian Government, 2.750%, 12/01/2010	CAD	245,000	244,554
Canadian Government, 3.500%, 6/01/2013	CAD	228,647,000	232,782,524
Canadian Government, 3.750%, 6/01/2012	CAD	412,215,000	421,813,666
Canadian Government, 3.750%, 6/01/2019	CAD	246,645,000	246,088,886
Canadian Government, 4.250%, 6/01/2018	CAD	297,760,000	309,290,449
Canadian Government, 5.250%, 6/01/2012	CAD	431,800,000	455,336,108
New Zealand Government, 6.000%, 12/15/2017	NZD	33,000,000	23,851,070
New Zealand Government, 6.500%, 4/15/2013	NZD	107,540,000	80,531,418
Norwegian Government, 4.250%, 5/19/2017	NOK	668,075,000	117,714,496
Norwegian Government, 5.000%, 5/15/2015	NOK	319,620,000	58,395,131
Norwegian Government, 6.000%, 5/16/2011	NOK	530,990,000	92,951,840
Norwegian Government, 6.500%, 5/15/2013	NOK	379,945,000	71,052,758
U.S. Treasury Bond, 4.375%, 11/15/2039		160,000,000	151,300,000
U.S. Treasury Bond, 4.625%, 2/15/2040		142,380,000	140,333,288
U.S. Treasury Note, 3.125%, 5/15/2019		40,000,000	38,096,880

			3,446,854,694

Utility Other – 0.0%
Listrindo Capital BV, 9.250%, 1/29/2015, 144A		4,800,000	5,201,568

Wireless – 1.1%
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		38,644,000	36,711,800
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		20,563,000	20,048,925
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		57,512,000	53,629,940
Rogers Wireless, Inc., 6.375%, 3/01/2014		1,895,000	2,103,009
Sprint Capital Corp., 6.875%, 11/15/2028		29,984,000	24,137,120
Sprint Capital Corp., 6.900%, 5/01/2019		23,845,000	21,818,175
Sprint Capital Corp., 8.750%, 3/15/2032		8,390,000	7,781,725
Sprint Nextel Corp., 6.000%, 12/01/2016		15,252,000	13,764,930
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		25,875,000	27,007,031

			207,002,655

Wirelines – 3.1%
AT&T Corp., 6.500%, 3/15/2029		27,859,000	28,323,493
AT&T, Inc., 6.450%, 6/15/2034		35,000	35,700
AT&T, Inc., 6.500%, 9/01/2037		19,230,000	19,940,337
Axtel SAB de CV, 9.000%, 9/22/2019, 144A		8,395,000	8,562,900
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	5,790,000	5,903,674
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	12,705,000	14,098,653
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	45,835,000	45,253,742
BellSouth Telecommunications, Inc., 7.000%, 12/01/2095		3,940,000	3,929,977
Embarq Corp., 7.995%, 6/01/2036		8,735,000	8,856,801

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Frontier Communications Corp., 9.000%, 8/15/2031		$730,000	$711,750
GTE Corp., 6.940%, 4/15/2028		17,975,000	18,871,791
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)		640,000	64
Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016	GBP	1,600,000	2,594,389
Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015	EUR	2,750,000	3,849,155
Level 3 Financing, Inc., 8.750%, 2/15/2017		43,605,000	39,898,575
Level 3 Financing, Inc., 9.250%, 11/01/2014		17,580,000	17,140,500
New England Telephone & Telegraph, 7.875%, 11/15/2029		2,905,000	3,184,417
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		30,365,000	28,391,275
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		64,147,000	57,411,565
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		15,925,000	15,606,500
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		40,420,000	38,399,000
Qwest Corp., 6.875%, 9/15/2033		40,555,000	39,135,575
Qwest Corp., 7.200%, 11/10/2026		1,505,000	1,448,562
Qwest Corp., 7.250%, 9/15/2025		10,620,000	10,726,200
Qwest Corp., 7.500%, 6/15/2023		2,890,000	2,890,000
Telecom Italia Capital SA, 6.000%, 9/30/2034		39,844,000	35,347,206
Telecom Italia Capital SA, 6.375%, 11/15/2033		26,495,000	24,544,253
Telus Corp., 4.950%, 3/15/2017	CAD	45,415,000	46,060,688
Telus Corp., Series CG, 5.050%, 12/04/2019	CAD	27,020,000	26,652,337
Verizon Communications, Inc., 5.850%, 9/15/2035		30,182,000	29,375,175
Verizon Maryland, Inc., 5.125%, 6/15/2033		10,305,000	8,389,280
Verizon New York, Inc., Series B, 7.375%, 4/01/2032		10,310,000	11,083,497
Verizon Pennsylvania, Inc., 6.000%, 12/01/2028		7,860,000	7,034,661

			603,651,692

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $15,408,816,336)			16,382,981,463

CONVERTIBLE BONDS – 7.7%

Airlines – 0.1%
AMR Corp., 6.250%, 10/15/2014		11,290,000	13,054,063
UAL Corp., 4.500%, 6/30/2021		610,000	601,765

			13,655,828

Automotive – 1.4%
ArvinMeritor, Inc., 4.000%, 2/15/2027		1,555,000	1,312,031
Ford Motor Co., 4.250%, 11/15/2016		176,290,000	263,773,913
Navistar International Corp., 3.000%, 10/15/2014		12,335,000	13,753,525

			278,839,469

Diversified Manufacturing – 0.1%
Trinity Industries, Inc., 3.875%, 6/01/2036		23,832,000	18,678,330

Electric – 0.0%
CMS Energy Corp., 5.500%, 6/15/2029		1,000,000	1,193,750

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – 0.3%
Affymetrix, Inc., 3.500%, 1/15/2038	$18,449,000	$16,557,977
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	19,105,000	17,098,975
Life Technologies Corp., 1.500%, 2/15/2024	14,480,000	16,977,800
LifePoint Hospitals, Inc., 3.250%, 8/15/2025	285,000	277,519
LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,510,000	2,503,725
Omnicare, Inc., 3.250%, 12/15/2035	3,107,000	2,629,299

		56,045,295

Independent Energy – 0.0%
Penn Virginia Corp., 4.500%, 11/15/2012	4,290,000	4,032,600

Life Insurance – 0.0%
MetLife, Inc., 6.400%, 12/15/2066	1,500,000	1,342,500

Lodging – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	32,045,000	30,683,088

Media Non-Cable – 0.0%
Liberty Media LLC, 3.500%, 1/15/2031	10,145,962	6,062,213

Metals & Mining – 0.2%
Steel Dynamics, Inc., 5.125%, 6/15/2014	1,255,000	1,543,650
United States Steel Corp., 4.000%, 5/15/2014	16,535,000	34,744,169

		36,287,819

Non-Captive Diversified – 0.2%
iStar Financial, Inc., 0.751%, 10/01/2012(b)	60,585,000	46,074,892

Oil Field Services – 0.1%
Transocean, Inc., Series B, 1.500%, 12/15/2037	2,015,000	1,967,144
Transocean, Inc., Series C, 1.500%, 12/15/2037	11,525,000	11,035,187

		13,002,331

Pharmaceuticals – 0.9%
Human Genome Sciences, Inc., 2.250%, 10/15/2011	940,000	1,880,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	51,585,000	92,788,519
Kendle International, Inc., 3.375%, 7/15/2012	4,120,000	3,893,400
Nektar Therapeutics, 3.250%, 9/28/2012	26,120,000	25,956,750
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	34,079,000	47,455,007

		171,973,676

REITs – 0.2%
ProLogis, 1.875%, 11/15/2037	9,525,000	8,977,312
ProLogis, 2.250%, 4/01/2037	8,740,000	8,499,650
ProLogis, 3.250%, 3/15/2015	28,230,000	28,371,150

		45,848,112

Technology – 2.8%
Advanced Micro Devices, Inc., 5.750%, 8/15/2012	9,062,000	9,028,018
Advanced Micro Devices, Inc., 6.000%, 5/01/2015	6,115,000	5,862,756
Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	3,760,000	3,257,100
Ciena Corp., 0.250%, 5/01/2013	330,000	273,900
Ciena Corp., 0.875%, 6/15/2017	44,624,000	30,121,200

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Ciena Corp., 4.000%, 3/15/2015	$8,680,000	$8,983,800
Intel Corp., 2.950%, 12/15/2035	5,596,000	5,491,075
Intel Corp., 3.250%, 8/01/2039, 144A	343,275,000	411,500,906
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	10,025,000	9,248,062
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	5,915,000	5,737,550
Maxtor Corp., 5.750%, 3/01/2012(c)	7,312,000	7,092,640
Nortel Networks Corp., 2.125%, 4/15/2014(d)	49,636,000	37,351,090
Richardson Electronics Ltd., 7.750%, 12/15/2011	326,000	326,000

		534,274,097

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	123,000	106,549

Wireless – 0.1%
NII Holdings, Inc., 3.125%, 6/15/2012	21,974,000	20,737,963

Wirelines – 1.1%
Level 3 Communications, Inc., 3.500%, 6/15/2012	48,075,000	44,289,094
Level 3 Communications, Inc., 5.250%, 12/15/2011	20,240,000	19,708,700
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	64,473,000	77,045,235
Level 3 Communications, Inc., 10.000%, 5/01/2011	3,655,000	3,755,512
Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	48,975,000	58,525,125
Qwest Communications International, Inc., 3.500%, 11/15/2025	700,000	787,500

		204,111,166

TOTAL CONVERTIBLE BONDS
(Identified Cost $1,211,862,592)		1,482,949,678

MUNICIPALS – 1.1%

California – 0.3%
San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	5,425,000	4,255,478
San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	2,165,000	1,816,630
State of California, (AMBAC insured), 4.500%, 8/01/2027	7,340,000	6,624,864
State of California, 4.500%, 10/01/2029	20,455,000	17,918,989
State of California, (AMBAC insured), 4.500%, 8/01/2030	5,945,000	5,173,339
State of California, 4.500%, 8/01/2030	5,140,000	4,472,828
State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	3,805,000	2,861,132
State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	17,945,000	15,207,670

		58,330,930

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Illinois – 0.0%
Chicago O’Hare International Airport, Series A , (AGMC insured), 4.500%, 1/01/2038	$2,440,000	$2,310,363

Michigan – 0.1%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	21,265,000	17,079,197

Ohio – 0.0%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	10,390,000	7,539,711

Virginia – 0.7%
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	178,970,000	130,329,533

TOTAL MUNICIPALS
(Identified Cost $272,572,597)		215,589,734

TOTAL BONDS AND NOTES
(Identified Cost $16,893,251,525)		18,081,520,875

BANK LOANS – 0.6%

Chemicals – 0.0%
Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.063%, 5/05/2015(g)	5,487,333	5,167,531
Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	1,188,106	1,118,863

		6,286,394

Media Non-Cable – 0.0%
Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	4,666,005	2,904,588

Oil Field Services – 0.2%
ATP Oil & Gas Corp., Tranche B-1 Term Loan, 11.250%, 7/15/2014(g)	18,802,737	19,002,610
ATP Oil & Gas Corp., Tranche B2 Term Loan, 12.250%, 1/15/2011(g)	2,661,013	2,689,299
Dresser, Inc., 2nd Lien Term Loan, 6.000%, 5/04/2015(g)	3,515,000	3,333,978
Dresser, Inc., Term Loan, 2.500%, 5/04/2014(g)	1,734,381	1,664,382

		26,690,269

Printing & Publishing – 0.2%
SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	35,116,026	33,043,127
SuperMedia, Inc., Exit Term Loan, 12/31/2015(l)	7,145,000	6,723,231

		39,766,358

Wirelines – 0.2%
FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	5,859,871	4,816,873
FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	17,739,671	14,580,945
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(i)	24,447,064	17,357,415
Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	7,875,000	7,311,465

		44,066,698

TOTAL BANK LOANS
(Identified Cost $114,222,729)		119,714,307

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – 1.8%

CONVERTIBLE PREFERRED STOCKS – 1.1%

Automotive – 0.5%
Ford Motor Co. Capital Trust II, 6.500%(e)	1,991,786	$92,418,871

Capital Markets – 0.1%
Newell Financial Trust I, 5.250%	266,041	10,708,150

Commercial Banks – 0.0%
Wells Fargo & Co., Series L, Class A, 7.500%	8,193	8,004,561

Diversified Financial Services – 0.1%
Sovereign Capital Trust IV, 4.375%	304,895	9,756,640

Electric Utilities – 0.1%
AES Trust III, 6.750%	346,577	15,660,948
CMS Energy Trust I, 7.750%(c)(j)	208,375	7,293,125

		22,954,073

Hotels, Restaurants & Leisure – 0.0%
Six Flags, Inc., 7.250%(e)	1	1

Machinery – 0.0%
United Rentals Trust, 6.500%	226,267	6,816,293

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp., 4.500%	87,351	7,304,290
El Paso Energy Capital Trust I, 4.750%	189,879	7,096,728
Williams Cos., Inc., 5.500%	25,000	2,665,625

		17,066,643

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%(e)	53,600	970,160

Semiconductors & Semiconductor Equipment – 0.2%
Lucent Technologies Capital Trust, 7.750%	44,266	35,235,736

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $189,456,242)		203,931,128

NON-CONVERTIBLE PREFERRED STOCKS – 0.7%

Banking – 0.2%
GMAC, Inc., Series G, 7.000%, 144A	52,843	40,279,577

Diversified Financial Services – 0.1%
Bank of America Corp., 6.375%	53,000	1,101,340
Bank of America Corp., Series L, 7.250%	21,799	21,308,523

		22,409,863

Electric Utilities – 0.0%
Connecticut Light & Power Co., 1.900%	2,925	100,912
Entergy Arkansas, Inc., 4.320%	100	6,881
Entergy Mississippi, Inc., 4.360%	5,000	353,907
Entergy New Orleans, Inc., 4.360%	665	45,095
Entergy New Orleans, Inc., 4.750%	200	14,775
MDU Resources Group, Inc., 5.100%	867	86,077
Public Service Company of Oklahoma, 4.000%	360	22,860
Southern California Edison Co., 4.780%	50,100	1,052,100
Xcel Energy, Inc., 3.600%	1,100	75,900

		1,758,507

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – continued

REITs – 0.0%
Highwoods Properties, Inc., 8.625%	2,318	$2,452,009
ProLogis, Series C, 8.540%	169,007	8,164,728

		10,616,737

Software – 0.2%
Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	38,000	38,225,625

Thrifts & Mortgage Finance – 0.2%
Countrywide Capital IV, 6.750%	534,725	11,480,546
Federal Home Loan Mortgage Corp., 5.000%(e)(k)	104,800	162,440
Federal Home Loan Mortgage Corp., 5.570%(e)(k)	2,451,457	2,083,738
Federal Home Loan Mortgage Corp., 5.660%(e)(k)	624,479	523,938
Federal Home Loan Mortgage Corp., 5.700%(e)(k)	171,050	297,627
Federal Home Loan Mortgage Corp., 5.790%(e)(k)	399,250	646,785
Federal Home Loan Mortgage Corp., 5.810%(e)(k)	115,450	188,183
Federal Home Loan Mortgage Corp., 5.900%(e)(k)	310,023	278,711
Federal Home Loan Mortgage Corp., 6.000%(e)(k)	134,800	249,380
Federal Home Loan Mortgage Corp., 6.420%(e)(k)	125,980	240,622
Federal Home Loan Mortgage Corp., 6.550%(e)(k)	541,540	536,125
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(k)	5,366,843	6,815,891
Federal National Mortgage Association, 4.750%(e)(k)	270,954	365,788
Federal National Mortgage Association, 5.125%(e)(k)	204,700	309,096
Federal National Mortgage Association, 5.375%(e)(k)	146,350	250,257
Federal National Mortgage Association, 5.810%(e)(k)	79,850	135,745
Federal National Mortgage Association, 6.750%(e)(k)	123,143	114,523
Federal National Mortgage Association, 8.250%(e)(k)	250,000	300,000
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(k)	9,415,246	11,957,362

		36,936,757

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $486,838,323)		150,227,066

TOTAL PREFERRED STOCKS
(Identified Cost $676,294,565)		354,158,194

COMMON STOCKS – 0.7%

Biotechnology – 0.3%
Vertex Pharmaceuticals, Inc.(e)	1,409,794	57,618,281

Containers & Packaging – 0.1%
Owens-Illinois, Inc.(e)	645,508	22,941,354

Electronic Equipment Instruments & Components – 0.1%
Corning, Inc.	630,490	12,742,203

Media – 0.0%
Dex One Corp.(e)	38,708	1,080,727

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp.	1,026,979	24,277,784

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp.(e)(k)	6,751,988	8,575,025

TOTAL COMMON STOCKS
(Identified Cost $190,713,520)		127,235,374

See accompanying notes to financial statements.

	Shares	Value (†)

CLOSED END INVESTMENT COMPANIES – 0.2%
Dreyfus High Yield Strategies Fund	1,033,274	$4,484,409
DWS High Income Trust	88,954	810,371
Highland Credit Strategies Fund	860,000	6,794,000
Morgan Stanley Emerging Markets Debt Fund, Inc.	356,954	3,726,600
Western Asset High Income Opportunity Fund, Inc.	2,217,450	14,102,982
Western Asset Managed High Income Fund, Inc.	1,218,442	7,615,262

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $42,611,404)		37,533,624

WARRANTS – 0.1%

PHARMACEUTICALS – 0.1%
Valeant Pharmaceuticals International, Expiration 8/16/2010(c)(e)(j) (Identified Cost $0)	862,648	9,747,923

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 1.5%
Repurchase Agreement with State Street Corporation dated 3/31/2010 at 0.000%, to be repurchased at $758,687 on 4/01/2010 collateralized by $775,000 U.S. Treasury Bill, due 7/08/2010 valued at $774,705 including accrued interest (Note 2 of Notes to Financial Statements)	$758,687	758,687
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000%, to be repurchased at $291,822,246 on 4/01/2010 collateralized by $210,000,000 Federal Home Loan Bank, 0.750% due 3/25/2011 valued at $210,525,000; $1,070,000 Federal National Mortgage Association, 5.125% due 4/15/2011 valued at $1,145,435; $84,930,000 Federal National Mortgage Association, 1.750% due 3/23/2011 valued at $85,991,625 including accrued interest (Note 2 of Notes to Financial Statements)	291,822,246	291,822,246

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $292,580,933)		292,580,933

TOTAL INVESTMENTS – 98.4%
(Identified Cost $18,209,674,676)(a)		19,022,491,230
Other assets less liabilities—1.6%		303,967,156

NET ASSETS – 100.0%		$19,326,458,386

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2 of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 25.
(†††)Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

             At March 31, 2010, the net unrealized appreciation on investments based on a cost of $18,248,973,771 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$1,671,388,364
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(897,870,905)

Net unrealized appreciation		$773,517,459

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Bond Fund – continued

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $674,445,557 or 3.5% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Fair valued security by the Fund’s investment adviser. At March 31, 2010 the value of these securities amounted to $17,041,048 or 0.1% of net assets.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $2,334,024,506 or 12.1% of net assets.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investor Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Treasuries	17.8%
Non-Captive Diversified	7.5
Banking	6.6
Technology	5.2
Automotive	5.0
Sovereigns	4.7
Wirelines	4.4
Non-Captive Consumer	4.0
Healthcare	3.3
Electric	2.9
Paper	2.9
Pipelines	2.1
Other Investments, less than 2% each	30.5
Short-Term Investments	1.5

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

CURRENCY EXPOSURE AT MARCH 31, 2010 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	68.8%
Canadian Dollar	14.9
New Zealand Dollar	3.2
Indonesian Rupiah	2.3
Other, less than 2% each	9.2

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 93.5% of Net Assets

NON-CONVERTIBLE BONDS – 86.6%

ABS Credit Card – 0.6%
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014		$4,265,000	$4,512,463

ABS Other – 0.1%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		725,000	656,586

Aerospace & Defense – 0.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A		175,000	161,000

Airlines – 0.7%
American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011		15,049	14,296
American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019		988,147	1,143,780
Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016		425,470	420,152
Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019		115,186	109,427
Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017		183,735	173,629
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A		610,000	641,263
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		1,586,797	1,484,909
Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016		500,000	515,000
UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024		1,151,933	1,065,538

			5,567,994

Automotive – 4.1%
Cummins, Inc., 7.125%, 3/01/2028		2,400,000	2,372,311
FCE Bank PLC, EMTN, 4.625%, 10/25/2010	NOK	50,000	8,245
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	300,000	414,312
FCE Bank PLC, EMTN, 7.125%, 1/15/2013	EUR	200,000	276,883
FCE Bank PLC, EMTN, 7.875%, 2/15/2011	GBP	300,000	464,901
Ford Motor Co., 6.375%, 2/01/2029		730,000	593,125
Ford Motor Co., 6.500%, 8/01/2018		1,030,000	978,500
Ford Motor Co., 6.625%, 10/01/2028		3,160,000	2,654,400
Ford Motor Co., 7.125%, 11/15/2025		595,000	507,237
Ford Motor Co., 7.450%, 7/16/2031		8,720,000	8,240,400
Ford Motor Co., 7.500%, 8/01/2026		1,625,000	1,442,187
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		230,000	237,989
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		140,000	144,745
Ford Motor Credit Co. LLC, 7.500%, 8/01/2012		1,355,000	1,403,077
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		500,000	504,650
Ford Motor Credit Co. LLC, 8.000%, 6/01/2014		10,915,000	11,490,832
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		565,000	595,297
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028		375,000	323,438

			32,652,529

Banking – 6.5%
AgriBank FCB, 9.125%, 7/15/2019, 144A(b)		4,330,000	4,926,068

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Associates Corp. of North America, 6.950%, 11/01/2018		$1,710,000	$1,802,077
BAC Capital Trust VI, 5.625%, 3/08/2035		2,385,000	1,969,240
Bank of America Corp., 4.850%, 11/15/2014		500,000	499,479
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	2,340,000,000	2,072,200
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	18,710,000,000	1,870,897
Citigroup, Inc., 5.000%, 9/15/2014		6,020,000	6,011,518
Citigroup, Inc., 5.850%, 12/11/2034		135,000	122,581
Citigroup, Inc., 5.875%, 2/22/2033		3,075,000	2,653,252
Citigroup, Inc., 6.000%, 10/31/2033		1,460,000	1,280,154
Citigroup, Inc., 6.125%, 8/25/2036		795,000	693,747
Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017	EUR	200,000	248,802
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		1,470,000	1,468,154
Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020		1,955,000	1,936,918
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	16,585,000	9,097,572
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	17,920,000,000	1,837,984
JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A	IDR	21,194,634,240	2,012,902
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A	IDR	24,502,029,000	2,513,077
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	18,824,303,000	1,994,245
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		600,000	552,055
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	1,000,000	1,286,008
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		300,000	257,937
Morgan Stanley, 4.750%, 4/01/2014		1,795,000	1,832,833
Morgan Stanley, EMTN, 5.450%, 1/09/2017		370,000	375,145
Morgan Stanley, GMTN, 5.125%, 11/30/2015	GBP	350,000	544,237
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		800,000	818,191
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		625,000	642,106

			51,319,379

Building Materials – 1.1%
Masco Corp., 4.800%, 6/15/2015		860,000	829,683
Masco Corp., 5.850%, 3/15/2017		240,000	233,915
Masco Corp., 6.125%, 10/03/2016		2,600,000	2,592,634
Masco Corp., 6.500%, 8/15/2032		305,000	261,780
Owens Corning, Inc., 6.500%, 12/01/2016		805,000	851,944
Owens Corning, Inc., 7.000%, 12/01/2036		2,050,000	2,008,562
USG Corp., 6.300%, 11/15/2016		1,680,000	1,503,600

			8,282,118

Chemicals – 1.5%
Borden, Inc., 7.875%, 2/15/2023		5,240,000	3,720,400
Borden, Inc., 8.375%, 4/15/2016		55,000	45,650

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Chemicals – continued
Borden, Inc., 9.200%, 3/15/2021	$905,000	$728,525
Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	3,440,000	4,106,731
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	1,255,000	1,280,100
ICI Wilmington, Inc., 5.625%, 12/01/2013	115,000	122,950
Methanex Corp., 6.000%, 8/15/2015	1,565,000	1,414,128

		11,418,484

Commercial Mortgage-Backed Securities – 0.1%
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	95,000	95,915
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,000,000	916,799

		1,012,714

Construction Machinery – 0.4%
Toro Co., 6.625%, 5/01/2037(b)	965,000	851,583
United Rentals North America, Inc., 7.000%, 2/15/2014	295,000	272,875
United Rentals North America, Inc., 7.750%, 11/15/2013	1,800,000	1,728,000

		2,852,458

Distributors – 0.1%
ONEOK, Inc., 6.000%, 6/15/2035	1,000,000	954,133

Diversified Manufacturing – 0.4%
Textron, Inc., 5.600%, 12/01/2017	245,000	246,767
Textron, Inc., 6.200%, 3/15/2015	1,635,000	1,731,735
Textron, Inc., 7.250%, 10/01/2019	1,290,000	1,393,703

		3,372,205

Electric – 3.8%
AES Corp. (The), 7.750%, 3/01/2014	730,000	746,425
Bruce Mansfield Unit, 6.850%, 6/01/2034(b)	4,219,957	4,280,893
Dynegy Holdings, Inc., 7.125%, 5/15/2018	380,000	269,800
Dynegy Holdings, Inc., 7.625%, 10/15/2026	810,000	518,400
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	1,589,000	1,742,049
Energy Future Holdings Corp., 10.000%, 1/15/2020, 144A	2,890,000	3,030,887
Enersis SA, 7.375%, 1/15/2014	275,000	304,051
Enersis SA, 7.400%, 12/01/2016	4,000,000	4,380,980
Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	3,738,663	3,736,232
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	695,000	361,400
NiSource Finance Corp., 5.250%, 9/15/2017	250,000	251,257
NiSource Finance Corp., 6.150%, 3/01/2013	850,000	926,505
NiSource Finance Corp., 6.400%, 3/15/2018	2,855,000	3,061,162
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	473,375	485,773
Quezon Power Philippines Co., 8.860%, 6/15/2017	1,210,300	1,228,455
TXU Corp., Series P, 5.550%, 11/15/2014	765,000	558,450
TXU Corp., Series Q, 6.500%, 11/15/2024	1,515,000	787,800
TXU Corp., Series R, 6.550%, 11/15/2034	1,675,000	862,625
White Pine Hydro LLC, 6.310%, 7/10/2017(b)	450,000	439,223

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
White Pine Hydro LLC, 6.960%, 7/10/2037(b)	$670,000	$601,178
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	1,280,000	1,093,338

		29,666,883

Entertainment – 1.2%
Time Warner, Inc., 6.625%, 5/15/2029	2,065,000	2,177,297
Time Warner, Inc., 7.625%, 4/15/2031	730,000	833,747
Time Warner, Inc., 7.700%, 5/01/2032	1,155,000	1,333,069
Viacom, Inc., 6.875%, 4/30/2036	4,880,000	5,173,703

		9,517,816

Food & Beverage – 0.2%
Corn Products International, Inc., 6.625%, 4/15/2037	1,540,000	1,463,171
Sara Lee Corp., 6.125%, 11/01/2032	295,000	289,854

		1,753,025

Government Owned – No Guarantee – 0.2%
DP World Ltd., 6.850%, 7/02/2037, 144A	2,000,000	1,717,426

Health Insurance – 0.3%
CIGNA Corp., 6.350%, 3/15/2018	2,000,000	2,154,480

Healthcare – 2.7%
Boston Scientific Corp., 5.125%, 1/12/2017	425,000	398,907
Boston Scientific Corp., 5.450%, 6/15/2014	290,000	292,024
Boston Scientific Corp., 6.400%, 6/15/2016	435,000	443,635
Boston Scientific Corp., 7.000%, 11/15/2035	860,000	773,670
HCA, Inc., 5.750%, 3/15/2014	455,000	429,406
HCA, Inc., 6.250%, 2/15/2013	2,345,000	2,327,412
HCA, Inc., 6.375%, 1/15/2015	410,000	389,500
HCA, Inc., 6.500%, 2/15/2016	610,000	578,738
HCA, Inc., 6.750%, 7/15/2013	115,000	115,000
HCA, Inc., 7.050%, 12/01/2027	3,545,000	3,030,975
HCA, Inc., 7.190%, 11/15/2015	820,000	774,900
HCA, Inc., 7.500%, 12/15/2023	1,475,000	1,349,625
HCA, Inc., 7.500%, 11/06/2033	1,440,000	1,252,800
HCA, Inc., 7.690%, 6/15/2025	2,660,000	2,460,500
HCA, Inc., 8.360%, 4/15/2024	2,220,000	2,103,450
HCA, Inc., MTN, 7.580%, 9/15/2025	2,930,000	2,651,650
HCA, Inc., MTN, 7.750%, 7/15/2036	430,000	378,400
Owens & Minor, Inc., 6.350%, 4/15/2016(b)	320,000	307,425
Tenet Healthcare Corp., 6.875%, 11/15/2031	1,075,000	876,125
Tenet Healthcare Corp., 7.375%, 2/01/2013	85,000	85,850

		21,019,992

Home Construction – 1.0%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	115,000	88,550
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	155,000	124,388
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	115,000	96,600
Lennar Corp., Series B, 5.600%, 5/31/2015	1,700,000	1,615,000
Pulte Group, Inc., 5.200%, 2/15/2015	1,152,000	1,104,480
Pulte Group, Inc., 6.000%, 2/15/2035	3,920,000	3,038,000
Pulte Group, Inc., 6.375%, 5/15/2033	1,960,000	1,568,000
Toll Brothers Finance Corp., 5.150%, 5/15/2015	565,000	563,801

		8,198,819

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Independent Energy – 2.3%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		$3,230,000	$3,518,991
Anadarko Petroleum Corp., 6.450%, 9/15/2036		2,845,000	2,899,453
Chesapeake Energy Corp., 6.500%, 8/15/2017		380,000	367,650
Chesapeake Energy Corp., 6.875%, 1/15/2016		200,000	197,500
Chesapeake Energy Corp., 6.875%, 11/15/2020		900,000	875,250
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		792,000	805,860
Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A		525,000	580,125
Penn Virginia Corp., 10.375%, 6/15/2016		500,000	542,500
Pioneer Natural Resources Co., 5.875%, 7/15/2016		435,000	428,071
Pioneer Natural Resources Co., 7.200%, 1/15/2028		1,465,000	1,385,407
Questar Market Resources, Inc., 6.800%, 4/01/2018		3,820,000	4,181,265
Talisman Energy, Inc., 5.850%, 2/01/2037		550,000	527,217
Talisman Energy, Inc., 6.250%, 2/01/2038		1,485,000	1,511,087

			17,820,376

Industrial Other – 0.2%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		1,575,000	1,456,875

Integrated Energy – 0.1%
PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A		1,059,113	1,080,295

Life Insurance – 0.8%
American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018		695,000	645,770
American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017		175,000	160,990
Hartford Life Insurance Co., 4.830%, 9/15/2011(c)		500,000	490,095
MetLife, Inc., 10.750%, 8/01/2069		3,385,000	4,363,103
Protective Life Secured Trust, 4.360%, 9/10/2014(c)		1,000,000	987,840

			6,647,798

Local Authorities – 4.2%
Province of Alberta, 5.930%, 9/16/2016	CAD	773,212	847,225
Province of British Columbia, Zero Coupon, 8/23/2013	CAD	11,700,000	10,485,937
Province of Ontario, Canada, 4.200%, 3/08/2018	CAD	19,825,000	19,802,943
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	2,150,000	1,998,915

			33,135,020

Lodging – 0.0%
Host Marriott LP, Series O, 6.375%, 3/15/2015		150,000	148,875

Media Cable – 3.0%
Comcast Corp., 5.650%, 6/15/2035		1,720,000	1,592,398
Comcast Corp., 6.450%, 3/15/2037		500,000	509,183
Comcast Corp., 6.500%, 11/15/2035		2,275,000	2,330,228
Comcast Corp., 6.950%, 8/15/2037		7,695,000	8,324,590
CSC Holdings LLC, 6.750%, 4/15/2012		26,000	27,203
CSC Holdings LLC, 7.875%, 2/15/2018		170,000	178,500
CSC Holdings LLC, 8.500%, 4/15/2014, 144A		1,000,000	1,065,000

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Media Cable – continued
TCI Communications, Inc., 7.875%, 2/15/2026		$550,000		$630,421
Time Warner Cable, Inc., 6.550%, 5/01/2037		1,500,000		1,533,161
Time Warner Cable, Inc., 6.750%, 7/01/2018		6,500,000		7,262,846
Virgin Media Finance PLC, 9.125%, 8/15/2016		400,000		425,000
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	52,543		82,325

				23,960,855

Media Non-Cable – 1.2%
Clear Channel Communications, Inc., 4.400%, 5/15/2011		810,000		763,425
Clear Channel Communications, Inc., 5.000%, 3/15/2012		2,190,000		1,938,150
Clear Channel Communications, Inc., 6.250%, 3/15/2011		3,385,000		3,274,987
Clear Channel Communications, Inc., 7.650%, 9/15/2010		90,000		89,662
News America, Inc., 6.150%, 3/01/2037		2,630,000		2,592,394
News America, Inc., 6.200%, 12/15/2034		795,000		792,918

				9,451,536

Metals & Mining – 0.2%
Alcoa, Inc., 5.720%, 2/23/2019		1,500,000		1,458,243
Alcoa, Inc., 5.870%, 2/23/2022		300,000		275,649

				1,733,892

Non-Captive Consumer – 2.0%
SLM Corp., 6.000%, 12/15/2043		31,725	(††)	564,626
SLM Corp., MTN, 5.125%, 8/27/2012		760,000		755,174
SLM Corp., Series A, MTN, 4.500%, 7/26/2010		730,000		733,360
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		1,665,000		1,590,673
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		200,000		182,108
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		145,000		119,642
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		2,920,000		2,883,929
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		235,000		222,589
SLM Corp., Series A, MTN, 5.400%, 10/25/2011		405,000		408,800
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		7,986,000		8,076,729

				15,537,630

Non-Captive Diversified – 5.1%
CIT Group, Inc., 7.000%, 5/01/2013		870,554		846,614
CIT Group, Inc., 7.000%, 5/01/2014		1,305,836		1,234,015
CIT Group, Inc., 7.000%, 5/01/2015		1,305,836		1,217,692
CIT Group, Inc., 7.000%, 5/01/2016		2,176,397		2,007,726
CIT Group, Inc., 7.000%, 5/01/2017		3,046,961		2,810,822
General Electric Capital Australia Funding Pty, EMTN, 8.000%, 2/13/2012	AUD	830,000		787,917
General Electric Capital Corp., 5.625%, 5/01/2018		35,000		36,575
General Electric Capital Corp., MTN, 5.875%, 1/14/2038		170,000		161,627
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	1,345,000		958,189
General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014	NZD	3,920,000		2,941,808
General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015		1,145,000		1,203,191

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	9,210,000	$6,551,390
GMAC, Inc., 5.375%, 6/06/2011		2,268,000	2,259,495
GMAC, Inc., 5.750%, 9/27/2010		309,000	310,236
GMAC, Inc., 6.000%, 12/15/2011		1,305,000	1,308,262
GMAC, Inc., 6.875%, 8/28/2012		224,000	227,080
GMAC, Inc., 7.000%, 2/01/2012		253,000	257,428
GMAC, Inc., 7.500%, 12/31/2013		682,000	693,935
GMAC, Inc., 8.000%, 12/31/2018		1,460,000	1,438,100
GMAC, Inc., 8.000%, 11/01/2031		181,000	172,855
GMAC, Inc., 8.300%, 2/12/2015, 144A		6,055,000	6,357,750
International Lease Finance Corp., 8.625%, 9/15/2015, 144A		2,905,000	2,969,657
iStar Financial, Inc., 5.500%, 6/15/2012		85,000	73,631
iStar Financial, Inc., 5.650%, 9/15/2011		135,000	123,188
iStar Financial, Inc., 5.875%, 3/15/2016		30,000	22,500
iStar Financial, Inc., 6.050%, 4/15/2015		30,000	22,050
iStar Financial, Inc., 8.625%, 6/01/2013		2,495,000	2,133,225
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		95,000	75,525
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		1,245,000	996,000

			40,198,483

Oil Field Services – 0.1%
Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017		420,000	371,700
Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014		490,000	470,400
North American Energy Partners, Inc., 8.750%, 12/01/2011		280,000	280,000

			1,122,100

Packaging – 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018		2,000,000	2,065,000

Paper – 1.7%
Georgia-Pacific LLC, 7.250%, 6/01/2028		2,000,000	1,980,000
Georgia-Pacific LLC, 7.375%, 12/01/2025		2,868,000	2,853,660
Georgia-Pacific LLC, 7.750%, 11/15/2029		6,005,000	6,005,000
Georgia-Pacific LLC, 8.000%, 1/15/2024		132,000	139,920
Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)		335,000	294,800
Westvaco Corp., 7.950%, 2/15/2031		1,045,000	1,129,100
Westvaco Corp., 8.200%, 1/15/2030		1,080,000	1,187,209

			13,589,689

Pharmaceuticals – 0.0%
Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013		335,000	345,050

Pipelines – 1.8%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		1,740,000	1,725,250
El Paso Corp., 6.950%, 6/01/2028		925,000	835,382
El Paso Corp., 12.000%, 12/12/2013		2,195,000	2,568,150
El Paso Corp., GMTN, 7.800%, 8/01/2031		250,000	245,707
Enterprise Products Operating LLP, 6.300%, 9/15/2017		1,550,000	1,702,646
Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A		300,000	357,430

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – continued
Plains All American Pipeline LP, 6.125%, 1/15/2017		$1,785,000	$1,916,797
Plains All American Pipeline LP, 6.650%, 1/15/2037		3,850,000	3,992,219
Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031		741,000	814,198

			14,157,779

Property & Casualty Insurance – 1.3%
Axis Capital Holdings Ltd., 5.750%, 12/01/2014		80,000	83,434
Hanover Insurance Group, Inc., 7.500%, 3/01/2020		2,645,000	2,712,844
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		1,190,000	1,230,934
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		775,000	820,718
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		180,000	158,549
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A		1,545,000	1,050,600
White Mountains RE Group, 6.375%, 3/20/2017, 144A		2,140,000	2,086,356
XL Capital Ltd., 6.250%, 5/15/2027		1,430,000	1,348,300
XL Capital Ltd., 6.375%, 11/15/2024		1,135,000	1,080,595

			10,572,330

Railroads – 0.2%
CSX Corp., MTN, 6.000%, 10/01/2036		1,072,000	1,064,955
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)		500,000	300,000

			1,364,955

REITs – 1.6%
Camden Property Trust, 5.700%, 5/15/2017		1,495,000	1,470,138
Duke Realty LP, 5.950%, 2/15/2017		210,000	206,463
ERP Operating LP, 5.125%, 3/15/2016		70,000	71,987
Highwoods Properties, Inc., 5.850%, 3/15/2017		3,485,000	3,331,054
Highwoods Properties, Inc., 7.500%, 4/15/2018		475,000	482,068
ProLogis, 5.625%, 11/15/2015		100,000	99,144
ProLogis, 5.750%, 4/01/2016		80,000	78,367
Realty Income Corp., 6.750%, 8/15/2019		1,000,000	1,043,557
Simon Property Group LP, 5.250%, 12/01/2016		1,125,000	1,114,859
Simon Property Group LP, 5.300%, 5/30/2013		685,000	724,812
Simon Property Group LP, 5.750%, 12/01/2015		350,000	370,264
Simon Property Group LP, 5.875%, 3/01/2017		200,000	206,644
Simon Property Group LP, 6.100%, 5/01/2016		290,000	305,295
WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A		2,960,000	3,158,569

			12,663,221

Restaurants – 0.1%
McDonald’s Corp., EMTN, 3.628%, 10/10/2010	SGD	1,000,000	724,099

Retailers – 1.9%
Dillard’s, Inc., 7.750%, 7/15/2026		1,025,000	871,250
Foot Locker, Inc., 8.500%, 1/15/2022		1,100,000	1,017,500
Home Depot, Inc. (The), 5.875%, 12/16/2036		6,693,000	6,495,068

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Retailers – continued
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		$2,110,000		$1,964,938
J.C. Penney Corp., Inc., 7.125%, 11/15/2023		575,000		580,031
Toys R Us, Inc., 7.375%, 10/15/2018		3,240,000		3,110,400
Toys R Us, Inc., 7.875%, 4/15/2013		750,000		768,750

				14,807,937

Sovereigns – 4.6%
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	2,915,000,000		339,514
Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024	IDR	33,387,000,000		3,750,043
Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012	IDR	7,590,000,000		686,816
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	578,000	(†††)	4,674,022
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	125,000	(†††)	1,055,808
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	305,000	(†††)	2,470,589
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	501,000	(†††)	4,360,539
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	3,240,000		3,025,071
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	845,000		785,755
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	4,280,000		3,826,605
Republic of Brazil, 10.250%, 1/10/2028	BRL	14,885,000		8,453,820
Republic of Brazil, 12.500%, 1/05/2022	BRL	625,000		410,317
Republic of Iceland, 7.250%, 5/17/2013	ISK	212,600,000		942,835
Republic of Iceland, 8.000%, 7/22/2011	ISK	113,800,000		506,494
Republic of Iceland, 13.750%, 12/10/2010	ISK	168,580,000		769,487

				36,057,715

Supermarkets – 1.1%
American Stores Co., 8.000%, 6/01/2026		25,000		21,938
New Albertson’s, Inc., 7.450%, 8/01/2029		6,515,000		5,505,175
New Albertson’s, Inc., 7.750%, 6/15/2026		1,470,000		1,249,500
New Albertson’s, Inc., 8.000%, 5/01/2031		565,000		485,900
New Albertson’s, Inc., 8.700%, 5/01/2030		5,000		4,650
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		1,745,000		1,321,837

				8,589,000

Supranational – 3.4%
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	19,735,000		14,078,881
International Bank for Reconstruction & Development, 1.430%, 3/05/2014	SGD	17,000,000		11,818,776
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	210,000,000		918,358

				26,816,015

Technology – 2.2%
Agilent Technologies, Inc., 6.500%, 11/01/2017		5,215,000		5,634,333

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		$250,000	$176,250
Amkor Technology, Inc., 7.750%, 5/15/2013		530,000	533,975
Arrow Electronics, Inc., 6.875%, 7/01/2013		2,850,000	3,148,900
Avnet, Inc., 6.000%, 9/01/2015		1,645,000	1,732,289
Avnet, Inc., 6.625%, 9/15/2016		130,000	138,983
Corning, Inc., 6.200%, 3/15/2016		250,000	272,970
Corning, Inc., 6.850%, 3/01/2029		450,000	468,459
Corning, Inc., 7.250%, 8/15/2036		1,175,000	1,258,908
Freescale Semiconductor, Inc., 8.875%, 12/15/2014		120,000	114,600
Motorola, Inc., 5.220%, 10/01/2097		515,000	353,162
Motorola, Inc., 6.500%, 11/15/2028		815,000	765,090
Motorola, Inc., 6.625%, 11/15/2037		995,000	933,819
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)		150,000	108,000
Nortel Networks Ltd., 6.875%, 9/01/2023(d)		1,325,000	410,750
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		1,042,200	1,140,996

			17,191,484

Tobacco – 0.6%
Reynolds American, Inc., 6.750%, 6/15/2017		3,320,000	3,555,999
Reynolds American, Inc., 7.250%, 6/15/2037		810,000	824,424

			4,380,423

Transportation Services – 0.6%
APL Ltd., 8.000%, 1/15/2024(b)		2,500,000	1,868,750
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016		1,133,136	968,832
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017		364,292	357,006
Atlas Air, Inc., Series B, 7.680%, 7/02/2015		1,271,225	1,201,308

			4,395,896

Treasuries – 16.9%
Canadian Government, 1.000%, 9/01/2011	CAD	920,000	901,340
Canadian Government, 1.250%, 12/01/2011	CAD	490,000	479,989
Canadian Government, 2.000%, 9/01/2012	CAD	19,910,000	19,588,115
Canadian Government, 2.750%, 12/01/2010	CAD	12,760,000	12,736,758
Canadian Government, 3.500%, 6/01/2013	CAD	2,860,000	2,911,729
Canadian Government, 3.750%, 9/01/2011	CAD	18,145,000	18,459,253
Canadian Government, 3.750%, 6/01/2012	CAD	14,255,000	14,586,936
Canadian Government, 3.750%, 6/01/2019	CAD	7,385,000	7,368,349
Canadian Government, 4.250%, 6/01/2018	CAD	9,615,000	9,987,331
Canadian Government, 5.250%, 6/01/2012	CAD	22,355,000	23,573,503
Norwegian Government, 4.250%, 5/19/2017	NOK	56,415,000	9,940,296
Norwegian Government, 5.000%, 5/15/2015	NOK	9,425,000	1,721,964
Norwegian Government, 6.000%, 5/16/2011	NOK	11,705,000	2,049,005
Norwegian Government, 6.500%, 5/15/2013	NOK	8,410,000	1,572,737
U.S. Treasury Bond, 4.375%, 11/15/2039		8,145,000	7,702,116

			133,579,421

Utility Other – 0.0%
Listrindo Capital BV, 9.250%, 1/29/2015, 144A		200,000	216,732

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wireless – 1.2%
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		$4,585,000	$4,355,750
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		745,000	726,375
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		1,745,000	1,627,212
Rogers Cable, Inc., 5.500%, 3/15/2014		150,000	161,296
Sprint Capital Corp., 6.875%, 11/15/2028		1,262,000	1,015,910
Sprint Capital Corp., 6.900%, 5/01/2019		870,000	796,050
Sprint Capital Corp., 8.750%, 3/15/2032		300,000	278,250
Sprint Nextel Corp., 6.000%, 12/01/2016		898,000	810,445

			9,771,288

Wirelines – 2.9%
AT&T Corp., 6.500%, 3/15/2029		355,000	360,919
AT&T, Inc., 6.500%, 9/01/2037		845,000	876,214
Axtel SAB de CV, 9.000%, 9/22/2019, 144A		355,000	362,100
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	195,000	198,828
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	690,000	765,688
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	600,000	592,391
Embarq Corp., 7.082%, 6/01/2016		235,000	255,950
Embarq Corp., 7.995%, 6/01/2036		200,000	202,789
GTE Corp., 6.940%, 4/15/2028		350,000	367,462
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)		75,000	8
Level 3 Financing, Inc., 9.250%, 11/01/2014		500,000	487,500
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		3,305,000	3,090,175
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		7,205,000	6,448,475
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		350,000	343,000
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		775,000	736,250
Qwest Corp., 6.875%, 9/15/2033		790,000	762,350
Qwest Corp., 7.200%, 11/10/2026		1,780,000	1,713,250
Qwest Corp., 7.250%, 9/15/2025		1,220,000	1,232,200
Telecom Italia Capital SA, 6.000%, 9/30/2034		1,330,000	1,179,896
Telecom Italia Capital SA, 6.375%, 11/15/2033		1,320,000	1,222,812
Verizon Communications, Inc., 5.850%, 9/15/2035		1,710,000	1,664,288

			22,862,545

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $629,277,245)			683,234,818

CONVERTIBLE BONDS – 5.9%

Airlines – 0.3%
AMR Corp., 6.250%, 10/15/2014		1,860,000	2,150,625

Automotive – 0.6%
Ford Motor Co., 4.250%, 11/15/2016		2,925,000	4,376,531

Construction Machinery – 0.0%
United Rentals North America, Inc., 1.875%, 10/15/2023		50,000	49,500

Electric – 0.1%
CMS Energy Corp., 5.500%, 6/15/2029		500,000	596,875

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – 0.1%
Affymetrix, Inc., 3.500%, 1/15/2038	$604,000	$542,090

Life Insurance – 0.1%
MetLife, Inc., 6.400%, 12/15/2066	1,000,000	895,000

Lodging – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	1,430,000	1,369,225

Media Non-Cable – 0.0%
Liberty Media LLC, 3.500%, 1/15/2031	450,750	269,323

Metals & Mining – 0.4%
Steel Dynamics, Inc., 5.125%, 6/15/2014	235,000	289,050
United States Steel Corp., 4.000%, 5/15/2014	1,540,000	3,235,925

		3,524,975

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 0.751%, 10/01/2012(c)	380,000	288,990

Oil Field Services – 0.0%
Transocean, Inc., Series C, 1.500%, 12/15/2037	360,000	344,700

Pharmaceuticals – 0.4%
Human Genome Sciences, Inc., 2.250%, 10/15/2011	175,000	350,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	205,000	368,744
Nektar Therapeutics, 3.250%, 9/28/2012	1,065,000	1,058,344
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	1,095,000	1,524,787

		3,301,875

REITs – 0.5%
ProLogis, 1.875%, 11/15/2037	2,505,000	2,360,962
ProLogis, 2.250%, 4/01/2037	1,515,000	1,473,338

		3,834,300

Technology – 2.2%
Advanced Micro Devices, Inc., 6.000%, 5/01/2015	1,480,000	1,418,950
Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	5,000	4,331
Intel Corp., 2.950%, 12/15/2035	2,785,000	2,732,781
Intel Corp., 3.250%, 8/01/2039, 144A	7,000,000	8,391,250
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,585,000	3,307,163
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	380,000	368,600
Maxtor Corp., 5.750%, 3/01/2012(b)	315,000	305,550
Nortel Networks Corp., 2.125%, 4/15/2014(d)	248,000	186,620
Richardson Electronics Ltd., 7.750%, 12/15/2011	217,000	217,000

		16,932,245

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	63,000	54,574

Wirelines – 1.0%
Level 3 Communications, Inc., 3.500%, 6/15/2012	1,930,000	1,778,013
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	3,040,000	3,632,800
Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	1,990,000	2,378,050
Qwest Communications International, Inc., 3.500%, 11/15/2025	250,000	281,250

		8,070,113

TOTAL CONVERTIBLE BONDS
(Identified Cost $38,092,018)		46,600,941

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

MUNICIPALS – 1.0%

Michigan – 0.3%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(b)	$2,435,000	$1,955,695

Virginia – 0.7%
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	7,725,000	5,625,499

TOTAL MUNICIPALS
(Identified Cost $10,140,336)		7,581,194

TOTAL BONDS AND NOTES
(Identified Cost $677,509,599)		737,416,953

BANK LOANS – 0.2%

Media Non-Cable – 0.0%
Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(f)(g)	74,971	46,670

Printing & Publishing – 0.1%
SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	652,809	614,273

Wirelines – 0.1%
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(h)	487,268	345,960
Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	345,000	320,312

		666,272

TOTAL BANK LOANS
(Identified Cost $1,385,935)		1,327,215

	Shares
PREFERRED STOCKS – 2.5%

CONVERTIBLE PREFERRED STOCKS – 1.5%

Automotive – 0.5%
Ford Motor Co. Capital Trust II, 6.500%(e)	81,667	3,789,349

Capital Markets – 0.1%
Newell Financial Trust I, 5.250%	25,075	1,009,269

Diversified Financial Services – 0.2%
Sovereign Capital Trust IV, 4.375%	55,343	1,770,976

Electric Utilities – 0.1%
AES Trust III, 6.750%	10,000	451,875

Machinery – 0.1%
United Rentals Trust, 6.500%	30,199	909,745

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp., 4.500%	775	64,805
El Paso Energy Capital Trust I, 4.750%	20,200	754,975

		819,780

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – continued

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%(e)	2,500	$45,250

Semiconductors & Semiconductor Equipment – 0.4%
Lucent Technologies Capital Trust, 7.750%	3,715	2,957,140

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $10,708,194)		11,753,384

NON-CONVERTIBLE PREFERRED STOCKS – 1.0%

Banking – 0.1%
GMAC, Inc., Series G, 7.000%, 144A	1,121	854,482

Diversified Financial Services – 0.3%
Bank of America Corp., 6.375%	5,000	103,900
Bank of America Corp., Series L, 7.250%	2,844	2,780,010

		2,883,910

Electric Utilities – 0.1%
Entergy New Orleans, Inc., 4.360%	90	6,103
Entergy New Orleans, Inc., 4.750%	2,876	212,464
MDU Resources Group, Inc., 5.100%	202	20,055
Union Electric Co., 4.500%	4,670	364,260
Xcel Energy, Inc., 4.110%	100	7,500

		610,382

Software – 0.4%
Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(k)	3,000	3,017,813

Thrifts & Mortgage Finance – 0.1%
Countrywide Capital IV, 6.750%	20,975	450,333
Federal Home Loan Mortgage Corp., 5.000%(e)(i)	4,150	6,433
Federal Home Loan Mortgage Corp., 5.570%(e)(i)	63,750	54,187
Federal Home Loan Mortgage Corp., 5.660%(e)(i)	18,900	15,857
Federal Home Loan Mortgage Corp., 5.700%(e)(i)	6,550	11,397
Federal Home Loan Mortgage Corp., 5.790%(e)(i)	12,100	19,602
Federal Home Loan Mortgage Corp., 5.810%(e)(i)	4,250	6,928
Federal Home Loan Mortgage Corp., 5.900%(e)(i)	9,400	8,451
Federal Home Loan Mortgage Corp., 6.000%(e)(i)	5,350	9,897
Federal Home Loan Mortgage Corp., 6.420%(e)(i)	3,800	7,258
Federal Home Loan Mortgage Corp., 6.550%(e)(i)	24,825	24,577
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(i)	88,575	112,490
Federal National Mortgage Association, 4.750%(e)(i)	8,200	11,070
Federal National Mortgage Association, 5.125%(e)(i)	2,900	4,379
Federal National Mortgage Association, 5.375%(e)(i)	5,800	9,918
Federal National Mortgage Association, 5.810%(e)(i)	2,400	4,080
Federal National Mortgage Association, 6.750%(e)(i)	3,750	3,488
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(i)	119,675	151,987

		912,332

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $11,895,284)		8,278,919

TOTAL PREFERRED STOCKS
(Identified Cost $22,603,478)		20,032,303

See accompanying notes to financial statements.

	Shares	Value (†)

COMMON STOCKS – 1.5%

Biotechnology – 0.7%
Vertex Pharmaceuticals, Inc.(e)	127,420	$5,207,655

Containers & Packaging – 0.1%
Owens-Illinois, Inc.(e)	35,353	1,256,446

Electronic Equipment Instruments & Components – 0.5%
Corning, Inc.	205,167	4,146,425

Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.	54,259	1,282,683

TOTAL COMMON STOCKS
(Identified Cost $7,824,021)		11,893,209

WARRANTS – 0.0%

Pharmaceuticals – 0.0%
Valeant Pharmaceuticals International, Expiration 8/16/2010(b)(e)(j) (Identified Cost $0)	26,098	294,907

	Principal Amount

SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000%, to be repurchased at $20,724 on 4/01/2010 collateralized by $25,000 U.S. Treasury Bill, due 7/08/2010 valued at $24,990 including accrued interest (Note 2 of Notes to Financial Statements)	$20,724	20,724
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $9,047,051, on 4/01/2010 collateralized by $9,030,000 Federal Home Loan Mortgage Corp., 4.250% due 12/12/2018 valued at $9,233,175 including accrued interest (Note 2 of Notes to Financial Statements)	9,047,951	9,047,951

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $9,068,675)		9,068,675

TOTAL INVESTMENTS – 98.9%
(Identified Cost $718,391,708)(a)		780,033,262
Other assets less liabilities—1.1%		8,604,803

NET ASSETS – 100.0%		$788,638,065

(†) See Note 2 of Notes to Financial Statements.
(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(††) Amount shown represents units. One unit represents a principal amount of 25.
(†††)Amount shown represents units. One unit represents a principal amount of 100.

(a)        Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

            At March 31, 2010, the net unrealized appreciation on investments based on a cost of $720,177,669 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$80,235,300
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(20,379,707)

Net unrealized appreciation		$59,855,593

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

(b)	Illiquid security. At March 31, 2010, the value of these securities amounted to $28,860,959 or 3.7% of net assets.
(c)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Issuer has filed for bankruptcy.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(j)	Fair valued security by the Fund’s investment adviser. At March 31, 2010 the value of these securities amounted to $294,907 or 0.0% of net assets.
(k)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $82,082,250 or 10.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Treasuries	16.9%
Banking	6.6
Automotive	5.2
Non-Captive Diversified	5.1
Sovereigns	4.6
Technology	4.4
Local Authorities	4.2
Wirelines	4.0
Electric	3.9
Supranational	3.4
Media Cable	3.0
Healthcare	2.8
Independent Energy	2.3
REITs	2.1
Non-Captive Consumer	2.0
Other Investments, less than 2% each	27.2
Short-Term Investments	1.2

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

CURRENCY EXPOSURE AT MARCH 31, 2010 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	65.9%
Canadian Dollar	18.2
New Zealand Dollar	3.1
Brazilian Real	2.3
Other, less than 2% each	9.4

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Global Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 95.0% of Net Assets

NON-CONVERTIBLE BONDS – 94.8%

Argentina – 0.4%
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A		$8,320,000	$7,893,600

Australia – 0.7%
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	16,675,000	15,568,847
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	445,000	397,860

			15,966,707

Belgium – 0.6%
Kingdom of Belgium, 5.500%, 9/28/2017	EUR	8,130,000	12,803,599

Bermuda – 0.6%
Noble Group Ltd., 8.500%, 5/30/2013, 144A		4,805,000	5,399,619
White Mountains RE Group, 6.375%, 3/20/2017, 144A		6,905,000	6,731,912

			12,131,531

Brazil – 1.5%
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A		7,000,000	7,472,500
NET Servicos de Comunicacao SA, 7.500%, 1/27/2020, 144A		3,800,000	4,009,000
Republic of Brazil, 10.250%, 1/10/2028	BRL	29,000,000	16,470,324
Telemar Norte Leste SA, 9.500%, 4/23/2019, 144A		3,200,000	3,800,000

			31,751,824

Canada – 5.3%
Bell Aliant Regional Communications, 5.410%, 9/26/2016	CAD	4,440,000	4,573,464
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	1,240,000	1,266,200
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	160,000	163,141
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	3,180,000	3,528,825
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	3,090,000	3,050,814
Canadian Government, 4.500%, 6/01/2015	CAD	35,598,000	37,733,565
Canadian Pacific Railway Co., 5.950%, 5/15/2037		1,745,000	1,686,392
Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A	CAD	10,595,000	10,622,540
Pacific Rubiales Energy Corp., 8.750%, 11/10/2016, 144A		3,800,000	4,123,000
Province of Ontario Canada, 2.950%, 2/05/2015		9,015,000	9,039,007
Province of Quebec Canada, 1.600%, 5/09/2013	JPY	766,000,000	8,354,144
Province of Quebec Canada, EMTN, 3.375%, 6/20/2016	EUR	11,000,000	15,099,966
Shaw Communications, Inc., 6.500%, 6/02/2014	CAD	1,550,000	1,683,932
Teck Resources Ltd., 9.750%, 5/15/2014		9,345,000	11,073,825

			111,998,815

Cayman Islands – 1.7%
CCL Finance Ltd., 9.500%, 8/15/2014, 144A		5,000,000	5,750,000
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A		1,170,000	1,234,350
Petrobras International Finance Co., 5.875%, 3/01/2018		15,600,000	16,291,844

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Cayman Islands – continued
Vale Overseas Ltd., 6.875%, 11/21/2036		$6,716,000	$6,948,038
Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A		6,700,000	6,616,250

			36,840,482

Colombia – 0.2%
Empresas Publicas de Medellin ESP, 7.625%, 7/29/2019, 144A		4,500,000	4,972,500

Denmark – 1.9%
Denmark Government Bond, 4.000%, 11/15/2015	DKK	210,000,000	40,809,220

France – 1.9%
Government of France, 5.000%, 10/25/2016	EUR	10,070,000	15,417,471
Lafarge SA, EMTN, 4.750%, 3/23/2020	EUR	3,435,000	4,447,874
Lafarge SA, EMTN, 5.375%, 6/26/2017	EUR	3,000,000	4,131,394
Wendel, 4.375%, 8/09/2017	EUR	4,650,000	5,150,030
Wendel, 4.875%, 5/26/2016	EUR	10,250,000	12,253,472

			41,400,241

Germany – 16.1%
Bertelsmann AG, EMTN, 3.625%, 10/06/2015	EUR	5,100,000	6,772,043
Bundesobligation, 4.000%, 10/11/2013	EUR	70,085,000	102,495,375
Bundesrepublik Deutschland, Series 06, 3.750%, 1/04/2017	EUR	19,780,000	28,572,886
Bundesrepublik Deutschland, Series 09, 3.250%, 1/04/2020	EUR	71,000,000	97,116,942
Bundesrepublik Deutschland, Series 153, 4.250%, 7/04/2017	EUR	7,700,000	11,436,786
Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037	JPY	1,140,000,000	12,327,437
Landesbank Baden-Wuerttemberg, Series 14, 3.750%, 2/12/2014	EUR	8,720,000	12,481,576
Muenchener Hypothekenbank eG, 5.000%, 1/16/2012	EUR	11,515,000	16,545,674
Republic of Germany, 3.750%, 7/04/2013	EUR	29,340,000	42,448,019
Republic of Germany, 4.000%, 1/04/2037	EUR	7,639,000	10,551,829

			340,748,567

Hungary – 0.3%
Republic of Hungary, 6.250%, 1/29/2020		6,065,000	6,451,741

India – 1.2%
Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021		17,500,000	17,419,727
ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A		7,940,000	7,475,772

			24,895,499

Indonesia – 0.7%
Indonesia Government International Bond, 7.750%, 1/17/2038, 144A		9,000,000	10,440,000
Indonesia Government International Bond, 11.500%, 9/15/2019	IDR	42,900,000,000	5,439,863

			15,879,863

Ireland – 1.8%
Depfa ACS Bank, EMTN, 1.650%, 12/20/2016	JPY	4,140,000,000	37,668,465

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Italy – 0.4%
Finmeccanica SpA, EMTN, 4.875%, 3/24/2025	EUR	4,850,000		$6,575,324
Telecom Italia SpA, EMTN, 5.375%, 1/29/2019	EUR	1,500,000		2,092,590

				8,667,914

Japan – 6.1%
Development Bank of Japan, 1.750%, 3/17/2017	JPY	400,000,000		4,491,757
Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013	JPY	1,000,000,000		11,052,840
Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012	JPY	1,200,000,000		13,115,953
Japan Government, 1.300%, 3/20/2019	JPY	3,666,000,000		39,458,771
Japan Government, 1.400%, 6/20/2011	JPY	3,212,100,000		34,873,978
Japan Government Five Year Bond, 0.700%, 6/20/2014	JPY	1,500,000,000		16,205,920
Nomura Holdings, Inc., 6.700%, 3/04/2020		9,705,000		10,071,985

				129,271,204

Jersey – 0.3%
WPP PLC, 6.000%, 4/04/2017	GBP	4,550,000		7,237,700

Korea – 0.7%
SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A		1,610,000		1,696,618
SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A		11,600,000		12,222,015

				13,918,633

Lithuania – 0.3%
Lithuania Government International Bond, 7.375%, 2/11/2020, 144A		6,600,000		7,224,037

Luxembourg – 0.7%
ArcelorMittal, 7.000%, 10/15/2039		13,800,000		14,172,352

Mexico – 2.7%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A		3,160,000		3,160,000
Axtel SAB de CV, 9.000%, 9/22/2019, 144A		4,715,000		4,809,300
Corp. GEO SAB de CV, 8.875%, 9/25/2014, 144A		2,026,000		2,172,885
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015		8,400,000		8,526,000
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	700,000	(††)	5,912,526
Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018	MXN	1,537,500	(††)	13,200,334
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	1,373,000	(††)	11,121,703
Mexichem SAB de CV, 8.750%, 11/06/2019, 144A		6,800,000		7,378,000

				56,280,748

Netherlands – 1.6%
Kingdom of Netherlands, 5.500%, 1/15/2028(b)	EUR	12,995,000		21,397,105
Majapahit Holding BV, 7.250%, 6/28/2017, 144A		3,440,000		3,663,600
Majapahit Holding BV, 7.750%, 1/20/2020, 144A		7,000,000		7,595,000
OI European Group BV, 6.875%, 3/31/2017, 144A	EUR	1,000,000		1,364,157

				34,019,862

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

New Zealand – 0.7%
BNZ International Funding Ltd., 2.625%, 6/05/2012		$14,700,000	$15,053,932

Norway – 2.8%
Norwegian Government, 4.250%, 5/19/2017	NOK	40,055,000	7,057,672
Norwegian Government, 5.000%, 5/15/2015	NOK	60,020,000	10,965,759
Norwegian Government, 6.000%, 5/16/2011	NOK	61,705,000	10,801,697
Norwegian Government, 6.500%, 5/15/2013(b)	NOK	158,360,000	29,614,588

			58,439,716

Poland – 0.3%
Poland Government International Bond, 3.000%, 9/23/2014	CHF	5,900,000	5,743,883

Singapore – 1.1%
Prime Dig Pte Ltd., 11.750%, 11/03/2014, 144A		5,300,000	5,737,250
Singapore Government, 2.250%, 7/01/2013	SGD	24,355,000	18,159,156

			23,896,406

South Africa – 0.4%
Edcon Proprietary Ltd., 3.900%, 6/15/2014, 144A(c)	EUR	8,495,000	8,748,754

Supranational – 1.3%
Asia Development Bank, 2.350%, 6/21/2027	JPY	1,700,000,000	18,808,030
European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A	IDR	90,681,660,000	8,139,873
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	8,000,000	34,985

			26,982,888

Sweden – 3.1%
Nordea Bank AB, 3.700%, 11/13/2014, 144A		5,500,000	5,541,585
Sweden Government Bond, 4.500%, 8/12/2015(b)	SEK	142,500,000	21,701,223
Sweden Government Bond, 5.500%, 10/08/2012(b)	SEK	250,275,000	38,003,978

			65,246,786

United Arab Emirates – 1.8%
Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A		6,800,000	7,329,679
Dolphin Energy Ltd., 5.888%, 6/15/2019, 144A		5,544,000	5,696,460
DP World Ltd., 6.850%, 7/02/2037, 144A		29,110,000	24,997,136

			38,023,275

United Kingdom – 3.8%
British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027	GBP	950,000	1,474,291
Rexam PLC, 6.750%, 6/01/2013, 144A		13,775,000	15,108,640
United Kingdom Treasury, 4.750%, 3/07/2020	GBP	40,070,000	64,560,969

			81,143,900

United States – 31.8%
AES Corp. (The), 8.750%, 5/15/2013, 144A		6,125,000	6,216,875
AES Corp. (The), 9.375%, 9/15/2010		3,000,000	3,082,500
Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017	GBP	6,055,000	10,009,721

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
American Express Issuance Trust, Series 2005-2, Class A, 0.300%, 8/15/2013(c)		$815,000	$810,956
American Home Mortgage Investment Trust, Series 2007-2, Class 12A1, 0.516%, 3/25/2037(c)		278,725	113,142
American Stores Co., Series B, MTN, 7.100%, 3/20/2028		2,250,000	1,811,250
Arch Western Finance LLC, 6.750%, 7/01/2013		1,635,000	1,641,131
Avis Budget Rental Car Funding AESOP LLC, 5.680%, 2/20/2014, 144A		10,200,000	10,793,362
Bank of America Credit Card Trust, Series 2007-B2, Class B2, 0.430%, 6/15/2016(c)		1,265,000	1,193,998
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041		300,000	308,884
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044		200,000	192,698
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.908%, 6/11/2040(c)		100,000	98,711
Boston Scientific Corp., 4.500%, 1/15/2015		3,710,000	3,555,549
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014		385,000	403,653
Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 1.167%, 8/17/2017(c)	EUR	4,150,000	4,942,614
Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.310%, 9/15/2015(c)		840,000	831,288
Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A		3,000,000	3,000,592
Chase Issuance Trust, Series 2007-B1, Class B1, 0.480%, 4/15/2019(c)		1,000,000	914,966
Chesapeake Energy Corp., 7.500%, 9/15/2013		265,000	268,313
Chesapeake Energy Corp., 7.500%, 6/15/2014		2,600,000	2,639,000
Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A		9,650,000	9,642,658
Citi Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013	EUR	5,130,000	7,077,959
Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1, 5.500%, 3/24/2017		100,000	100,649
Citigroup, Inc., MTN, 5.500%, 10/15/2014		1,500,000	1,552,359
Comcast Corp., 4.950%, 6/15/2016		6,300,000	6,567,794
Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022		772,800	784,392
Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019		1,557,895	1,480,000
Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017		517,562	489,096
Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023		4,000,000	3,930,000
Corning, Inc., 7.250%, 8/15/2036		740,000	792,844
Couche-Tard US/Finance, 7.500%, 12/15/2013		3,775,000	3,831,625
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(c)		900,000	818,598
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040		1,675,000	1,500,982
Crown Castle Towers LLC, 4.523%, 1/15/2035		6,300,000	6,385,157

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
CSC Holdings LLC, 8.500%, 4/15/2014, 144A		$8,590,000	$9,148,350
CSX Corp., 6.150%, 5/01/2037		7,000,000	7,054,985
CSX Corp., MTN, 6.000%, 10/01/2036		5,554,000	5,517,499
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024		6,720,512	6,720,512
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		1,785,908	1,643,036
DISH DBS Corp., 6.625%, 10/01/2014		3,350,000	3,375,125
DISH DBS Corp., 7.000%, 10/01/2013		4,585,000	4,768,400
Embarq Corp., 7.995%, 6/01/2036		6,047,000	6,131,319
Erac USA Finance Co., 6.375%, 10/15/2017, 144A		7,181,000	7,769,505
Erac USA Finance Co., 6.700%, 6/01/2034, 144A		120,000	116,043
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		7,530,000	7,763,001
Frontier Communications Corp., 6.250%, 1/15/2013		10,195,000	10,296,950
Frontier Communications Corp., 6.625%, 3/15/2015		480,000	471,600
General Electric Capital Corp., EMTN, 1.000%, 3/21/2012	JPY	888,000,000	9,437,391
General Electric Capital Corp., Series A, GMTN, 5.250%, 4/15/2013		230,000	230,689
Georgia-Pacific LLC, 7.250%, 6/01/2028		4,540,000	4,494,600
Georgia-Pacific LLC, 8.000%, 1/15/2024		180,000	190,800
Georgia-Pacific LLC, 8.875%, 5/15/2031		1,805,000	1,958,425
Goldman Sachs Group, Inc. (The), 1.011%, 5/23/2016(c)	EUR	5,800,000	7,192,633
Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038	GBP	1,250,000	2,013,002
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037		11,037,552	11,230,007
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049		1,000,000	972,052
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039		700,000	680,749
GTE Corp., 6.940%, 4/15/2028		355,000	372,711
HCA, Inc., 5.750%, 3/15/2014		3,535,000	3,336,156
HCA, Inc., 6.250%, 2/15/2013		1,270,000	1,260,475
HCA, Inc., 6.375%, 1/15/2015		1,205,000	1,144,750
HCA, Inc., 6.500%, 2/15/2016		2,440,000	2,314,950
HCA, Inc., 6.750%, 7/15/2013		770,000	770,000
HCA, Inc., 7.500%, 11/06/2033		525,000	456,750
HCA, Inc., 7.690%, 6/15/2025		635,000	587,375
HCA, Inc., 8.750%, 9/01/2010		1,500,000	1,530,000
HCA, Inc., MTN, 7.580%, 9/15/2025		624,000	564,720
HCA, Inc., MTN, 7.750%, 7/15/2036		165,000	145,200
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A		5,400,000	5,558,347
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		5,680,000	5,609,000
Home Depot, Inc. (The), 5.875%, 12/16/2036		5,772,000	5,601,305
Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A		7,295,000	7,372,663
IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A		1,875,000	1,945,313

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
JPMorgan Chase & Co., 5.150%, 10/01/2015		$6,000,000	$6,331,980
JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A	IDR	26,740,000,000	2,661,805
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(c)		1,900,000	1,821,906
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018		10,800,000	11,583,486
L-3 Communications Corp., 5.875%, 1/15/2015		4,510,000	4,588,925
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.080%, 6/15/2038(c)		300,000	315,201
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A		6,619,063	6,632,163
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, 7/17/2014	EUR	3,000,000	4,264,395
Merrill Auto Trust Securitization, Series 2008-1, Class A4A, 6.150%, 4/15/2015		8,155,000	8,713,469
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	7,950,000	10,223,766
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051		1,000,000	916,799
Morgan Stanley, 4.750%, 4/01/2014		6,665,000	6,805,478
Morgan Stanley, 5.375%, 11/14/2013	GBP	2,070,000	3,317,141
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041		100,000	100,840
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.802%, 6/11/2042(c)		700,000	723,860
Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(c)		200,000	210,672
Motorola, Inc., 5.220%, 10/01/2097		60,000	41,145
Motorola, Inc., 6.500%, 9/01/2025		125,000	121,385
Motorola, Inc., 6.500%, 11/15/2028		115,000	107,958
Motorola, Inc., 6.625%, 11/15/2037		6,120,000	5,743,693
Nabors Industries, Inc., 6.150%, 2/15/2018		6,360,000	6,775,353
National Semiconductor Corp., 6.150%, 6/15/2012		9,275,000	10,029,864
News America, Inc., 6.150%, 3/01/2037		3,730,000	3,676,665
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		5,525,000	5,248,750
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		540,000	503,550
NiSource Finance Corp., 6.400%, 3/15/2018		6,105,000	6,545,848
Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.380%, 1/15/2015, 144A(c)		5,995,000	6,011,634
Owens & Minor, Inc., 6.350%, 4/15/2016(d)		7,740,000	7,435,834
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	2,170,000	2,989,530
ProLogis, 6.625%, 5/15/2018		15,685,000	15,586,922
Questar Market Resources, Inc., 6.800%, 3/01/2020		4,495,000	4,889,755
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		855,000	799,425
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		365,000	326,675
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		3,410,000	3,239,500

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Qwest Corp., 6.875%, 9/15/2033		$2,635,000	$2,542,775
Qwest Corp., 7.200%, 11/10/2026		100,000	96,250
Qwest Corp., 7.250%, 9/15/2025		1,656,000	1,672,560
Qwest Corp., 7.250%, 10/15/2035		5,165,000	4,984,225
Qwest Corp., 7.500%, 6/15/2023		5,285,000	5,285,000
Qwest Corp., 7.625%, 6/15/2015		2,487,000	2,717,048
Reynolds American, Inc., 6.750%, 6/15/2017		5,565,000	5,960,582
Rowan Cos., Inc., 7.875%, 8/01/2019		10,745,000	12,306,453
Sierra Receivables Funding Co., Series 2009-2A, 4.520%, 8/20/2026, 144A		3,766,713	3,774,429
Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A		8,926,634	9,030,798
Simon Property Group LP, 5.875%, 3/01/2017		50,000	51,661
Simon Property Group LP, 6.125%, 5/30/2018		5,240,000	5,421,052
Simon Property Group LP, 10.350%, 4/01/2019		120,000	150,884
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		6,610,000	6,314,923
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.396%, 7/25/2036(c)		989,723	706,283
Sprint Capital Corp., 8.375%, 3/15/2012		4,309,000	4,481,360
Steel Dynamics, Inc., 7.375%, 11/01/2012		6,635,000	6,900,400
SUPERVALU, Inc., 7.500%, 11/15/2014		1,430,000	1,451,450
Textron, Inc., 3.875%, 3/11/2013	EUR	11,350,000	15,122,163
Time Warner, Inc., 6.950%, 1/15/2028		2,795,000	3,038,464
U.S. Treasury Note, 1.000%, 7/31/2011		79,905,000	80,316,990
U.S. Treasury Note, 1.000%, 10/31/2011		39,785,000	39,923,332
U.S. Treasury Note, 2.625%, 6/30/2014		44,295,000	44,949,060
Viacom, Inc., 6.875%, 4/30/2036		1,545,000	1,637,986
Virgin Media Secured Finance PLC, 6.500%, 1/15/2018, 144A		6,600,000	6,616,500
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048		300,000	297,849
WEA Finance LLC, 7.125%, 4/15/2018, 144A		148,000	160,113
WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A		235,000	250,765
Wells Fargo & Co., 4.625%, 11/02/2035	GBP	7,780,000	10,409,547
World Financial Network Credit Card Master Trust, Series 2008-A, Class M, 5.230%, 6/15/2014(c)		2,000,000	2,027,476

			673,413,454

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $1,951,801,089)			2,009,698,098

CONVERTIBLE BONDS – 0.2%

United States – 0.2%
ERP Operating LP, 3.850%, 8/15/2026		1,500,000	1,507,500
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(e)		3,820,000	3,418,900

TOTAL CONVERTIBLE BONDS
(Identified Cost $4,036,701)			4,926,400

TOTAL BONDS AND NOTES
(Identified Cost $1,955,837,790)			2,014,624,498

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – 0.1%

NON-CONVERTIBLE PREFERRED STOCKS – 0.1%

United States – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(f)(g)	1,000	$1,550
Federal Home Loan Mortgage Corp., 5.570%(f)(g)	33,383	28,376
Federal Home Loan Mortgage Corp., 5.660%(f)(g)	5,433	4,558
Federal Home Loan Mortgage Corp., 6.420%(f)(g)	2,889	5,518
Federal Home Loan Mortgage Corp., 6.550%(f)(g)	1,755	1,737
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(f)(g)	552,117	701,189
Federal National Mortgage Association, 4.750%(f)(g)	6,159	8,315
Federal National Mortgage Association, 5.125%(f)(g)	650	981
Federal National Mortgage Association, 5.375%(f)(g)	1,350	2,308
Federal National Mortgage Association, 6.750%(f)(g)	2,802	2,606
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(f)(g)	1,085,090	1,378,064

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $38,335,382)		2,135,202

TOTAL PREFERRED STOCKS
(Identified Cost $38,335,382)		2,135,202

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 1.2%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation dated 3/31/2010 at 0.000% to be repurchased at $26,256,060 on 4/01/2010 collateralized by $26,750,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/2013 valued at $26,783,438 including accrued interest (Note 2 of Notes to Financial Statements)
(Identified Cost $26,256,060)	$26,256,060	26,256,060

TOTAL INVESTMENTS – 96.3%
(Identified Cost $2,020,429,232)(a)		2,043,015,760
Other assets less liabilities—3.7%		77,632,464

NET ASSETS – 100.0%		$2,120,648,224

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2 of Notes to Financial Statements.
(††)Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Global Bond Fund – continued

(a)       Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $2,026,769,382 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$82,181,283
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(65,934,905)

Net unrealized appreciation	$16,246,378

(b)	All or a portion of this security is held as collateral for forward foreign currency contracts.
(c)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(d)	Illiquid security. At March 31, 2010, the value of this security amounted to $7,435,834 or 0.4% of net assets.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(g)	Non-income producing security.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $329,363,089 or 15.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; CHF: Swiss Franc; DKK: Danish Krone; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; SEK: Swedish Krona; SGD: Singapore Dollar

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	11/16/2010	Chinese Renminbi	138,000,000	$20,285,666	$(648,800)
Buy[2]	09/23/2010	Indian Rupee	949,000,000	20,825,179	122,735
Sell[2]	06/14/2010	Japanese Yen	1,520,000,000	16,264,501	666,565
Buy[3]	09/22/2010	Malaysian Ringgit	69,000,000	20,952,265	162,871
Buy[4]	04/13/2010	Singapore Dollar	29,000,000	20,729,003	(149,327)
Buy[2]	06/14/2010	South Korean Won	21,500,000,000	18,952,088	56,803
Buy[4]	06/14/2010	South Korean Won	43,930,000,000	38,723,964	110,973
Buy[5]	06/14/2010	South Korean Won	47,700,000,000	42,047,190	120,496

Total					$442,316

[1]Counterparty	is Morgan Stanley & Co., Inc.
[2]Counterparty	is UBS.
[3]Counterparty	is JPMorgan Chase Bank.
[4]Counterparty	is Barclays Bank PLC.

5Counterparty is Credit Suisse.

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Treasuries	41.4%
Banking	7.4
Sovereigns	5.0
Wirelines	3.2
Government Guaranteed	2.6
Government Owned – No Guarantee	2.3
Metals & Mining	2.2
ABS Car Loan	2.1
Other Investments, less than 2% each	28.9
Short-Term Investments	1.2

Total Investments	96.3
Other assets less liabilities (including open forward foreign currency contracts)	3.7

Net Assets	100.0%

See accompanying notes to financial statements.

CURRENCY EXPOSURE AT MARCH 31, 2010 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	43.6%
European Euro	23.1
Japanese Yen	9.7
British Pound	4.7
Canadian Dollar	3.0
Swedish Krona	2.8
Norwegian Krone	2.8
Other, less than 2% each	6.6

Total Investments	96.3
Other assets less liabilities (including open forward foreign currency contracts)	3.7

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – 96.6% of Net Assets

NON-CONVERTIBLE BONDS – 96.6%

Banking – 1.0%
Goldman Sachs Group, Inc. (The), 6.125%, 2/15/2033		$10,000		$9,884
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		145,000		144,818

				154,702

Construction Machinery – 1.1%
Joy Global, Inc., 6.625%, 11/15/2036		165,000		157,128

Food & Beverage – 0.8%
Bottling Group LLC, 5.125%, 1/15/2019		40,000		41,911
Dean Foods Co., 6.900%, 10/15/2017		75,000		71,625

				113,536

Home Construction – 0.1%
Masco Corp., 7.125%, 3/15/2020		10,000		10,102

Independent Energy – 0.2%
Chesapeake Energy Corp., 6.500%, 8/15/2017		35,000		33,862

Lodging – 0.3%
Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027		50,000		44,125

Media Non-Cable – 0.2%
CBS Corp., 5.500%, 5/15/2033		30,000		25,734

Metals & Mining – 0.8%
Alcoa, Inc., 5.950%, 2/01/2037		85,000		69,694
United States Steel Corp., 6.650%, 6/01/2037		55,000		47,300

				116,994

Paper – 0.5%
Georgia-Pacific LLC, 7.700%, 6/15/2015		70,000		74,200

Pipelines – 0.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		3,000		3,162
Southern Natural Gas Co., 7.350%, 2/15/2031		30,000		31,763

				34,925

Sovereigns – 0.8%
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	15,000	(††)	126,697

Technology – 1.3%
Agilent Technologies, Inc., 6.500%, 11/01/2017		105,000		113,443
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		90,000		63,450
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028		15,000		10,537

				187,430

Textile – 0.1%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		10,000		8,150

Tobacco – 1.1%
Altria Group, Inc., 9.950%, 11/10/2038		130,000		170,711

Treasuries – 84.5%
U.S. Treasury Inflation Indexed Bond, 1.375%, 7/15/2018		371,758		372,019

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Treasuries – continued
U.S. Treasury Inflation Indexed Bond, 1.625%, 1/15/2018		$522,276	$534,313
U.S. Treasury Inflation Indexed Bond, 1.750%, 1/15/2028		470,566	445,457
U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026		147,370	146,599
U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040		215,520	213,651
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2017		795,034	858,450
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025		729,888	764,045
U.S. Treasury Inflation Indexed Bond, 2.500%, 7/15/2016		295,034	322,324
U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032		1,226,743	1,487,617
U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2013		266,516	271,638
U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015		544,651	568,990
U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013		678,310	717,684
U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015		885,543	937,153
U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014		744,588	790,602
U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014		844,831	898,755
U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016		911,511	967,057
U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2027		419,004	436,681
U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017		804,950	884,690
U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012		1,012,217	1,090,348

			12,708,073

Wireless – 0.8%
ALLTEL Corp., 7.875%, 7/01/2032		20,000	23,964
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		20,000	19,000
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		5,000	4,875
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		10,000	9,325
Sprint Capital Corp., 6.875%, 11/15/2028		85,000	68,425

			125,589

Wirelines – 2.8%
AT&T Corp., 8.000%, 11/15/2031		80,000	97,260
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	30,000	30,634
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	5,000	5,098
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	15,000	16,646

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	35,000	$34,556
BellSouth Telecommunications, Inc., 7.000%, 12/01/2095		70,000	69,822
Embarq Corp., 7.995%, 6/01/2036		165,000	167,301

			421,317

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $14,212,544)			14,513,275

TOTAL BONDS AND NOTES
(Identified Cost $14,212,544)			14,513,275

		Shares

PREFERRED STOCKS – 0.0%

NON-CONVERTIBLE PREFERRED STOCKS – 0.0%

Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(b)(c)		1,160	1,473
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(b)(c)		3,500	4,445

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $116,500)			5,918

TOTAL PREFERRED STOCKS
(Identified Cost $116,500)			5,918

		Principal Amount (‡)

SHORT-TERM INVESTMENTS – 3.1%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $470,655 on 4/01/2010 collateralized by $480,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/2013 valued at $480,600 including accrued interest (Note 2 of Notes to Financial Statements)
(Identified Cost $470,655)		$470,655	470,655

TOTAL INVESTMENTS – 99.7%
(Identified Cost $14,799,699)(a)			14,989,848
Other assets less liabilities—0.3%			43,454

NET ASSETS – 100.0%			$15,033,302

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2 of Notes to Financial Statements.
(††)Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

(a)       Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $14,896,370 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$333,097
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(239,619)

Net unrealized appreciation	$93,478

(b)	Non-income producing security.
(c)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of this security amounted to $5,098 or 0.0% of net assets.
MTN	Medium Term Note
Key to Abbreviations: CAD: Canadian Dollar; MXN: Mexican Peso

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Treasuries	84.5%
Wirelines	2.8
Other Investments, less than 2% each	9.3
Short-Term Investments	3.1

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 89.5% of Net Assets

NON-CONVERTIBLE BONDS – 68.5%

ABS Home Equity – 0.5%
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.396%, 7/25/2036(b)		$2,762,018	$1,971,023

Aerospace & Defense – 0.6%
Bombardier, Inc., 7.350%, 12/22/2026	CAD	190,000	183,002
Bombardier, Inc., 7.450%, 5/01/2034, 144A		2,175,000	2,001,000

			2,184,002

Airlines – 1.0%
American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011		15,049	14,296
Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022		350,202	350,202
Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019		311,003	295,453
Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017		163,032	154,066
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		423,201	389,345
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		490,762	459,250
United Air Lines, Inc., 9.875%, 8/01/2013, 144A		1,970,000	2,068,500

			3,731,112

Automotive – 3.2%
Cummins, Inc., 6.750%, 2/15/2027		500,000	477,237
Cummins, Inc., 7.125%, 3/01/2028		350,000	345,962
FCE Bank PLC, EMTN, 4.625%, 10/25/2010	NOK	150,000	24,734
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	150,000	207,156
Ford Motor Co., 6.500%, 8/01/2018		20,000	19,000
Ford Motor Co., 6.625%, 2/15/2028		30,000	25,200
Ford Motor Co., 6.625%, 10/01/2028		1,510,000	1,268,400
Ford Motor Co., 7.125%, 11/15/2025		190,000	161,975
Ford Motor Co., 7.450%, 7/16/2031		1,685,000	1,592,325
Ford Motor Co., 7.500%, 8/01/2026		30,000	26,625
Ford Motor Credit Co. LLC, 7.500%, 8/01/2012		555,000	574,692
Ford Motor Credit Co. LLC, 8.000%, 6/01/2014		2,795,000	2,942,453
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		940,000	990,406
Ford Motor Credit Co. LLC, 8.700%, 10/01/2014		1,250,000	1,355,387
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028		2,090,000	1,802,625

			11,814,177

Banking – 1.5%
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	10,477,600,000	1,047,703
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	2,200,000	1,206,793
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	5,376,000,000	551,395
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A	IDR	18,504,768,000	1,897,961
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	9,533,078,500	1,009,933

			5,713,785

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Building Materials – 1.7%
Masco Corp., 5.850%, 3/15/2017	$440,000	$428,845
Masco Corp., 6.125%, 10/03/2016	750,000	747,875
Masco Corp., 6.500%, 8/15/2032	670,000	575,057
Owens Corning, Inc., 7.000%, 12/01/2036	1,225,000	1,200,238
USG Corp., 6.300%, 11/15/2016	3,250,000	2,908,750
USG Corp., 9.500%, 1/15/2018	620,000	626,975

		6,487,740

Chemicals – 2.3%
Borden, Inc., 7.875%, 2/15/2023	1,824,000	1,295,040
Borden, Inc., 9.200%, 3/15/2021	2,641,000	2,126,005
Hercules, Inc., 6.500%, 6/30/2029	2,558,000	2,046,400
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	2,920,000	2,978,400

		8,445,845

Commercial Mortgage-Backed Securities – 0.3%
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	555,000	497,340
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(b)	415,000	397,943
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	205,000	197,487

		1,092,770

Construction Machinery – 2.0%
RSC Equipment Rental, Inc., 9.500%, 12/01/2014	295,000	292,050
Terex Corp., 8.000%, 11/15/2017	1,200,000	1,167,000
United Rentals North America, Inc., 7.000%, 2/15/2014	4,215,000	3,898,875
United Rentals North America, Inc., 7.750%, 11/15/2013	1,085,000	1,041,600
United Rentals North America, Inc., 10.875%, 6/15/2016	965,000	1,049,437

		7,448,962

Consumer Cyclical Services – 0.1%
ServiceMaster Co. (The), 7.100%, 3/01/2018	135,000	114,750
ServiceMaster Co. (The), 7.450%, 8/15/2027	90,000	68,625

		183,375

Consumer Products – 0.2%
Acco Brands Corp., 7.625%, 8/15/2015	945,000	884,756

Electric – 2.8%
AES Corp. (The), 7.750%, 10/15/2015	645,000	656,287
AES Ironwood LLC, 8.857%, 11/30/2025	326,371	319,844
Calpine Corp., 7.250%, 10/15/2017, 144A	365,000	358,613
Dynegy Holdings, Inc., 7.125%, 5/15/2018	100,000	71,000
Dynegy Holdings, Inc., 7.625%, 10/15/2026	490,000	313,600
Dynegy Holdings, Inc., 7.750%, 6/01/2019	1,250,000	943,750
Dynegy Holdings, Inc., 8.375%, 5/01/2016	250,000	207,500
Midwest Generation LLC, Series B, 8.560%, 1/02/2016	346,527	354,774

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	$1,685,000	$876,200
NRG Energy, Inc., 7.375%, 2/01/2016	575,000	570,688
NRG Energy, Inc., 8.500%, 6/15/2019	180,000	182,250
Quezon Power Philippines Co., 8.860%, 6/15/2017	748,125	759,347
RRI Energy, Inc., 7.875%, 6/15/2017	1,025,000	919,937
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	2,090,000	1,452,550
TXU Corp., Series P, 5.550%, 11/15/2014	920,000	671,600
TXU Corp., Series Q, 6.500%, 11/15/2024	1,515,000	787,800
TXU Corp., Series R, 6.550%, 11/15/2034	420,000	216,300
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	1,000,000	854,170

		10,516,210

Food & Beverage – 0.2%
ARAMARK Corp., 5.000%, 6/01/2012	475,000	467,875
Smithfield Foods, Inc., 7.750%, 7/01/2017	255,000	250,538

		718,413

Government Owned – No Guarantee – 0.1%
DP World Ltd., 6.850%, 7/02/2037, 144A	200,000	171,743

Healthcare – 4.5%
HCA, Inc., 5.750%, 3/15/2014	410,000	386,937
HCA, Inc., 6.250%, 2/15/2013	30,000	29,775
HCA, Inc., 6.300%, 10/01/2012	625,000	624,219
HCA, Inc., 6.375%, 1/15/2015	560,000	532,000
HCA, Inc., 6.500%, 2/15/2016	550,000	521,812
HCA, Inc., 6.750%, 7/15/2013	20,000	20,000
HCA, Inc., 7.050%, 12/01/2027	1,000,000	855,000
HCA, Inc., 7.190%, 11/15/2015	965,000	911,925
HCA, Inc., 7.500%, 12/15/2023	865,000	791,475
HCA, Inc., 7.500%, 11/06/2033	4,200,000	3,654,000
HCA, Inc., 7.690%, 6/15/2025	1,370,000	1,267,250
HCA, Inc., 8.360%, 4/15/2024	375,000	355,313
HCA, Inc., MTN, 7.580%, 9/15/2025	560,000	506,800
HCA, Inc., MTN, 7.750%, 7/15/2036	1,520,000	1,337,600
Tenet Healthcare Corp., 6.875%, 11/15/2031	5,914,000	4,819,910
Tenet Healthcare Corp., 9.250%, 2/01/2015	300,000	314,625

		16,928,641

Home Construction – 1.0%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	185,000	146,150
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	1,068,000	822,360
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	425,000	341,062
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	272,000	228,480
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	755,000	592,675
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	10,000	8,650
KB Home, 7.250%, 6/15/2018	1,260,000	1,206,450
Pulte Group, Inc., 6.000%, 2/15/2035	400,000	310,000

		3,655,827

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Independent Energy – 1.9%
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	250,000	$327,533
Chesapeake Energy Corp., 6.500%, 8/15/2017		1,110,000	1,073,925
Chesapeake Energy Corp., 6.875%, 11/15/2020		1,415,000	1,376,088
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		704,000	716,320
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		985,000	972,688
Pioneer Natural Resources Co., 5.875%, 7/15/2016		335,000	329,663
Pioneer Natural Resources Co., 6.875%, 5/01/2018		910,000	909,491
Pioneer Natural Resources Co., 7.200%, 1/15/2028		920,000	870,016
Swift Energy Co., 7.125%, 6/01/2017		415,000	394,250

			6,969,974

Industrial Other – 0.0%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013		65,000	65,569

Life Insurance – 0.6%
MetLife, Inc., 10.750%, 8/01/2069		1,810,000	2,333,003

Local Authorities – 3.3%
Province of Ontario, Canada, 4.200%, 3/08/2018	CAD	12,200,000	12,186,426

Metals & Mining – 2.5%
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		1,245,000	1,145,400
United States Steel Corp., 6.050%, 6/01/2017		4,740,000	4,562,250
United States Steel Corp., 6.650%, 6/01/2037		2,020,000	1,737,200
United States Steel Corp., 7.000%, 2/01/2018		2,035,000	2,004,475

			9,449,325

Non-Captive Consumer – 2.0%
American General Finance Corp., MTN, 5.750%, 9/15/2016		700,000	599,883
Residential Capital LLC, 9.625%, 5/15/2015		740,000	728,900
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		750,000	682,906
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		115,000	94,888
SLM Corp., Series A, MTN, 6.500%, 6/15/2010(c)	NZD	4,720,000	3,353,498
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		2,020,000	2,042,949

			7,503,024

Non-Captive Diversified – 5.9%
CIT Group, Inc., 7.000%, 5/01/2013		596,573	580,167
CIT Group, Inc., 7.000%, 5/01/2014		894,866	845,648
CIT Group, Inc., 7.000%, 5/01/2015		894,866	834,463
CIT Group, Inc., 7.000%, 5/01/2016		2,021,450	1,864,788
CIT Group, Inc., 7.000%, 5/01/2017		5,013,031	4,624,521
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	250,000	178,102
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	3,035,000	2,158,900
GMAC, Inc., 6.625%, 12/17/2010, 144A		23,000	23,144
GMAC, Inc., 6.625%, 5/15/2012		47,000	47,470
GMAC, Inc., 6.750%, 12/01/2014		149,000	148,255
GMAC, Inc., 6.875%, 8/28/2012		94,000	95,293
GMAC, Inc., 7.000%, 2/01/2012		110,000	111,925
GMAC, Inc., 7.500%, 12/31/2013		314,000	319,495
GMAC, Inc., 8.000%, 12/31/2018		585,000	576,225

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
GMAC, Inc., 8.000%, 11/01/2031	$208,000	$198,640
GMAC, Inc., 8.300%, 2/12/2015, 144A	2,955,000	3,102,750
International Lease Finance Corp., 4.750%, 1/13/2012	375,000	366,264
International Lease Finance Corp., 5.000%, 4/15/2010	550,000	550,050
International Lease Finance Corp., 5.000%, 9/15/2012	455,000	437,240
International Lease Finance Corp., 5.125%, 11/01/2010	1,245,000	1,246,473
International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	320,000	305,085
International Lease Finance Corp., Series R, MTN, 5.625%, 9/15/2010	250,000	251,764
International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	820,000	798,081
iStar Financial, Inc., 5.500%, 6/15/2012	65,000	56,306
iStar Financial, Inc., 5.650%, 9/15/2011	100,000	91,250
iStar Financial, Inc., 5.875%, 3/15/2016	20,000	15,000
iStar Financial, Inc., 6.050%, 4/15/2015	20,000	14,700
iStar Financial, Inc., 8.625%, 6/01/2013	1,770,000	1,513,350
iStar Financial, Inc., Series B, 5.700%, 3/01/2014	70,000	55,650
iStar Financial, Inc., Series B, 5.950%, 10/15/2013	565,000	452,000

		21,862,999

Oil Field Services – 0.2%
Complete Production Services, Inc., 8.000%, 12/15/2016	595,000	589,050
North American Energy Partners, Inc., 8.750%, 12/01/2011	5,000	5,000

		594,050

Packaging – 0.4%
Owens-Illinois, Inc., 7.800%, 5/15/2018	1,555,000	1,605,538

Paper – 4.1%
Georgia-Pacific LLC, 7.250%, 6/01/2028	1,240,000	1,227,600
Georgia-Pacific LLC, 7.750%, 11/15/2029	3,620,000	3,620,000
Georgia-Pacific LLC, 8.000%, 1/15/2024	1,270,000	1,346,200
Georgia-Pacific LLC, 8.875%, 5/15/2031	4,890,000	5,305,650
Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)	515,000	453,200
Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(d)	2,800,000	2,499,000
Stone Container Finance, 7.375%, 7/15/2014(d)	980,000	906,500

		15,358,150

Pharmaceuticals – 0.5%
Valeant Pharmaceuticals International, 8.375%, 6/15/2016, 144A	1,890,000	1,975,050

Pipelines – 1.9%
El Paso Corp., 6.950%, 6/01/2028	1,430,000	1,291,456
El Paso Corp., 7.420%, 2/15/2037	1,055,000	932,377
El Paso Corp., GMTN, 7.750%, 1/15/2032	2,210,000	2,171,568
El Paso Corp., GMTN, 7.800%, 8/01/2031	550,000	540,555

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Pipelines – continued
El Paso Corp., GMTN, 8.050%, 10/15/2030		$1,105,000		$1,103,089
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A		1,000,000		948,750

				6,987,795

Property & Casualty Insurance – 0.1%
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A		690,000		469,200

Railroads – 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)		314,000		188,400
Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)		30,000		28,170

				216,570

REITs – 0.1%
Highwoods Properties, Inc., 5.850%, 3/15/2017		470,000		449,238

Retailers – 3.5%
Dillard’s, Inc., 6.625%, 1/15/2018		430,000		397,750
Dillard’s, Inc., 7.000%, 12/01/2028		450,000		360,000
Dillard’s, Inc., 7.130%, 8/01/2018		750,000		705,000
Dillard’s, Inc., 7.750%, 7/15/2026		1,570,000		1,334,500
Foot Locker, Inc., 8.500%, 1/15/2022		1,679,000		1,553,075
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		3,653,000		3,360,760
Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028		295,000		272,875
Toys R Us, Inc., 7.375%, 10/15/2018		5,185,000		4,977,600
Toys R Us, Inc., 7.875%, 4/15/2013		197,000		201,925

				13,163,485

Sovereigns – 4.0%
Indonesia Government International Bond, 6.625%, 2/17/2037, 144A		3,132,000		3,202,470
Indonesia Government International Bond, 7.750%, 1/17/2038, 144A		650,000		754,000
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	1,881,000,000		219,083
Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024	IDR	24,214,000,000		2,719,728
Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030	IDR	6,561,000,000		731,998
Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012	IDR	4,897,000,000		443,127
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	208,681	(††)	1,687,508
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	95,000	(††)	769,528
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	180,000	(††)	1,566,661
Republic of Brazil, 10.250%, 1/10/2028	BRL	4,170,000		2,368,319
Republic of Iceland, 7.250%, 5/17/2013	ISK	49,000,000		217,304
Republic of Iceland, 8.000%, 7/22/2011	ISK	26,100,000		116,164
Republic of Iceland, 13.750%, 12/10/2010	ISK	17,615,000		80,404

				14,876,294

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supermarkets – 1.0%
American Stores Co., 8.000%, 6/01/2026		$110,000	$96,525
American Stores Co., Series B, MTN, 7.100%, 3/20/2028		1,865,000	1,501,325
New Albertson’s, Inc., 7.450%, 8/01/2029		1,525,000	1,288,625
New Albertson’s, Inc., 8.000%, 5/01/2031		480,000	412,800
New Albertson’s, Inc., 8.700%, 5/01/2030		180,000	167,400
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		240,000	181,800

			3,648,475

Supranational – 0.3%
European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A	IDR	1,639,380,000	147,156
Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013	IDR	8,600,000,000	738,790
International Bank for Reconstruction & Dvelopment, 9.500%, 5/27/2010	ISK	42,500,000	185,858

			1,071,804

Technology – 3.1%
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		6,580,000	4,638,900
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028		3,055,000	2,146,137
Corning, Inc., 6.850%, 3/01/2029		801,000	833,858
Eastman Kodak Co., 7.250%, 11/15/2013		960,000	914,400
Freescale Semiconductor, Inc., 8.875%, 12/15/2014		60,000	57,300
Freescale Semiconductor, Inc., 10.125%, 12/15/2016		210,000	185,850
Motorola, Inc., 5.220%, 10/01/2097		80,000	54,860
Motorola, Inc., 6.500%, 9/01/2025		190,000	184,505
Motorola, Inc., 6.500%, 11/15/2028		700,000	657,133
Motorola, Inc., 6.625%, 11/15/2037		70,000	65,696
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)		2,275,000	1,638,000
Nortel Networks Ltd., 6.875%, 9/01/2023(d)		1,000,000	310,000

			11,686,639

Textile – 0.2%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		890,000	725,350

Transportation Services – 1.5%
APL Ltd., 8.000%, 1/15/2024(c)		2,685,000	2,007,038
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016		339,941	290,650
Atlas Air, Inc., Series 1999-1C, 8.770%, 7/02/2012(e)		399,542	311,642
Atlas Air, Inc., Series 2000-1, Class C, 9.702%, 7/02/2011(e)		40,344	33,284
Atlas Air, Inc., Series B, 7.680%, 7/02/2015		1,870,517	1,767,638
Atlas Air, Inc., Series C, 8.010%, 7/02/2011(e)		289,324	237,245
Teekay Corp., 8.500%, 1/15/2020		740,000	773,300

			5,420,797

Treasuries – 1.0%
Canadian Government, 2.000%, 9/01/2012	CAD	3,935,000	3,871,383

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wireless – 2.0%
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	$1,995,000	$1,895,250
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	765,000	745,875
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	805,000	750,662
Sprint Capital Corp., 6.875%, 11/15/2028	1,525,000	1,227,625
Sprint Capital Corp., 6.900%, 5/01/2019	615,000	562,725
Sprint Capital Corp., 8.750%, 3/15/2032	215,000	199,413
True Move Co. Ltd., 10.750%, 12/16/2013, 144A	1,960,000	2,045,750

		7,427,300

Wirelines – 6.3%
Axtel SAB de CV, 9.000%, 9/22/2019, 144A	410,000	418,200
FairPoint Communications, Inc., 13.125%, 4/02/2018(d)	5,334,157	866,801
Frontier Communications Corp., 7.875%, 1/15/2027	3,180,000	2,862,000
Frontier Communications Corp., 9.000%, 8/15/2031	2,330,000	2,271,750
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	50,000	5
Level 3 Financing, Inc., 8.750%, 2/15/2017	590,000	539,850
Level 3 Financing, Inc., 9.250%, 11/01/2014	1,675,000	1,633,125
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,439,000	1,345,465
Qwest Capital Funding, Inc., 6.875%, 7/15/2028	800,000	716,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,385,000	1,357,300
Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,332,000	5,065,400
Qwest Corp., 6.500%, 6/01/2017	210,000	218,662
Qwest Corp., 6.875%, 9/15/2033	1,936,000	1,868,240
Qwest Corp., 7.200%, 11/10/2026	1,500,000	1,443,750
Qwest Corp., 7.250%, 9/15/2025	645,000	651,450
Qwest Corp., 7.250%, 10/15/2035	1,407,000	1,357,755
Qwest Corp., 7.500%, 6/15/2023	985,000	985,000

		23,600,753

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $226,501,703)		255,466,572

CONVERTIBLE BONDS – 21.0%

Airlines – 0.2%
AMR Corp., 6.250%, 10/15/2014	520,000	601,250
UAL Corp., 4.500%, 6/30/2021	175,000	172,638

		773,888

Automotive – 1.4%
Ford Motor Co., 4.250%, 11/15/2016	3,530,000	5,281,762

Construction Machinery – 0.0%
United Rentals North America, Inc., 1.875%, 10/15/2023	40,000	39,600

Diversified Manufacturing – 0.2%
Trinity Industries, Inc., 3.875%, 6/01/2036	840,000	658,350

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – 0.1%
CMS Energy Corp., 5.500%, 6/15/2029	$250,000	$298,438

Healthcare – 3.1%
Affymetrix, Inc., 3.500%, 1/15/2038	1,216,000	1,091,360
Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,325,000	3,728,156
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	2,470,000	2,210,650
LifePoint Hospitals, Inc., 3.250%, 8/15/2025	345,000	335,944
LifePoint Hospitals, Inc., 3.500%, 5/15/2014	860,000	857,850
Omnicare, Inc., 3.250%, 12/15/2035	3,833,000	3,243,676

		11,467,636

Independent Energy – 0.8%
Chesapeake Energy Corp., 2.250%, 12/15/2038	3,885,000	2,826,337
Penn Virginia Corp., 4.500%, 11/15/2012	280,000	263,200

		3,089,537

Lodging – 0.6%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	2,514,000	2,407,155

Media Non-Cable – 0.0%
Liberty Media LLC, 3.500%, 1/15/2031	61,466	36,726

Metals & Mining – 1.7%
Steel Dynamics, Inc., 5.125%, 6/15/2014	1,250,000	1,537,500
United States Steel Corp., 4.000%, 5/15/2014	2,280,000	4,790,850

		6,328,350

Oil Field Services – 0.3%
Transocean, Inc., Series B, 1.500%, 12/15/2037	1,120,000	1,093,400

Pharmaceuticals – 4.5%
Human Genome Sciences, Inc., 2.250%, 10/15/2011	2,215,000	4,430,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	3,325,000	5,980,844
Kendle International, Inc., 3.375%, 7/15/2012	2,715,000	2,565,675
Nektar Therapeutics, 3.250%, 9/28/2012	2,091,000	2,077,931
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	1,165,000	1,622,262

		16,676,712

Technology – 5.8%
Advanced Micro Devices, Inc., 5.750%, 8/15/2012	1,214,000	1,209,447
Advanced Micro Devices, Inc., 6.000%, 5/01/2015	1,960,000	1,879,150
Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,835,000	1,589,569
Ciena Corp., 0.250%, 5/01/2013	540,000	448,200
Ciena Corp., 0.875%, 6/15/2017	2,920,000	1,971,000
Ciena Corp., 4.000%, 3/15/2015	175,000	181,125
Intel Corp., 3.250%, 8/01/2039, 144A	5,750,000	6,892,812
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,020,000	2,785,950
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	490,000	475,300
Maxtor Corp., 5.750%, 3/01/2012(c)	1,150,000	1,115,500
Nortel Networks Corp., 2.125%, 4/15/2014(d)	795,000	598,238
Richardson Electronics Ltd., 7.750%, 12/15/2011	109,000	109,000
Teradyne, Inc., 4.500%, 3/15/2014	1,050,000	2,275,875

		21,531,166

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	$16,000	$13,860

Wireless – 0.4%
NII Holdings, Inc., 2.750%, 8/15/2025	255,000	258,825
NII Holdings, Inc., 3.125%, 6/15/2012	1,280,000	1,208,000

		1,466,825

Wirelines – 1.9%
Level 3 Communications, Inc., 3.500%, 6/15/2012	1,955,000	1,801,044
Level 3 Communications, Inc., 5.250%, 12/15/2011	590,000	574,513
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	2,210,000	2,640,950
Level 3 Communications, Inc., 10.000%, 5/01/2011	805,000	827,137
Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	1,190,000	1,422,050

		7,265,694

TOTAL CONVERTIBLE BONDS
(Identified Cost $57,102,057)		78,429,099

TOTAL BONDS AND NOTES
(Identified Cost $283,603,760)		333,895,671

BANK LOANS – 0.6%

Chemicals – 0.0%
Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.063%, 5/05/2015(g)	137,183	129,188
Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	29,703	27,972

		157,160

Media Non-Cable – 0.0%
Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	25,600	15,936

Paper – 0.4%
Smurfit-Stone Container Enterprises, Inc., CAD Revolver, 3.057%, 11/01/2009(g)(h)(l)	213,344	211,934
Smurfit-Stone Container Enterprises, Inc., Offering-CL Deposit, 4.500%, 11/01/2010(g)	129,110	128,256
Smurfit-Stone Container Enterprises, Inc., Revolver, 2.841%, 11/02/2009(g)(h)(l)	642,772	638,523
Smurfit-Stone Container Enterprises, Inc., Tranche B Term Loan, 2.500%, 11/01/2011(g)	146,930	145,959
Smurfit-Stone Container Enterprises, Inc., Tranche C Term Loan, 2.500%, 11/01/2011(g)	276,940	275,110
Smurfit-Stone Container Enterprises, Inc., Tranche C1 Term Loan, 2.500%, 11/01/2011(g)	83,731	83,178

		1,482,960

Printing & Publishing – 0.1%
SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	207,184	194,954

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BANK LOANS – continued

Wirelines – 0.1%
FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	$80,000	$65,761
FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	160,000	131,510
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(i)	159,003	112,892
Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	70,000	64,991

		375,154

TOTAL BANK LOANS
(Identified Cost $2,166,349)		2,226,164

	Shares

COMMON STOCKS – 3.2%

Biotechnology – 1.8%
Vertex Pharmaceuticals, Inc.(e)	165,617	6,768,767

Containers & Packaging – 0.4%
Owens-Illinois, Inc.(e)	40,621	1,443,670

Electronic Equipment Instruments & Components – 0.4%
Corning, Inc.	69,766	1,409,971

Food Products – 0.0%
ConAgra Foods, Inc.	3,100	77,717

Household Durables – 0.0%
KB Home	6,775	113,481

Media – 0.1%
Dex One Corp.(e)	6,409	178,939

Oil, Gas & Consumable Fuels – 0.0%
Chesapeake Energy Corp.	2,846	67,280

Pharmaceuticals – 0.3%
Bristol-Myers Squibb Co.	43,200	1,153,440

REITs – 0.2%
Apartment Investment & Management Co.	6,185	113,866
Associated Estates Realty Corp.	32,565	449,071
Developers Diversified Realty Corp.	7,868	95,754

		658,691

TOTAL COMMON STOCKS
(Identified Cost $7,154,997)		11,871,956

PREFERRED STOCKS – 1.8%

CONVERTIBLE PREFERRED STOCKS – 1.2%

Automotive – 0.4%
Ford Motor Co. Capital Trust II, 6.500%(e)	32,158	1,492,131

Commercial Banks – 0.0%
Wells Fargo & Co., Series L, Class A, 7.500%	138	134,826

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – continued

Diversified Financial Services – 0.1%
Sovereign Capital Trust IV, 4.375%	14,200	$454,400

Electric Utilities – 0.3%
AES Trust III, 6.750%	17,119	773,565
CMS Energy Trust I, 7.750%(c)(k)	4,150	145,250

		918,815

Hotels, Restaurants & Leisure – 0.0%
Six Flags, Inc., 7.250%(e)	9	4

Machinery – 0.1%
United Rentals Trust, 6.500%	14,328	431,631

Oil, Gas & Consumable Fuels – 0.1%
El Paso Energy Capital Trust I, 4.750%	5,700	213,038

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%(e)	1,100	19,910

Semiconductors & Semiconductor Equipment – 0.2%
Lucent Technologies Capital Trust, 7.750%	1,150	915,400

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $4,143,880)		4,580,155

NON-CONVERTIBLE PREFERRED STOCKS – 0.6%

Banking – 0.1%
GMAC, Inc., Series G, 7.000%, 144A	448	341,488

Diversified Financial Services – 0.1%
Bank of America Corp., 6.375%	18,000	374,040

REITs – 0.0%
ProLogis, Series C, 8.540%	3,363	162,466

Thrifts & Mortgage Finance – 0.4%
Countrywide Capital IV, 6.750%	7,075	151,900
Federal Home Loan Mortgage Corp., 5.000%(e)(j)	1,350	2,093
Federal Home Loan Mortgage Corp., 5.570%(e)(j)	31,000	26,350
Federal Home Loan Mortgage Corp., 5.660%(e)(j)	986,100	827,338
Federal Home Loan Mortgage Corp., 5.700%(e)(j)	2,200	3,828
Federal Home Loan Mortgage Corp., 5.790%(e)(j)	7,100	11,502
Federal Home Loan Mortgage Corp., 5.810%(e)(j)	1,600	2,608
Federal Home Loan Mortgage Corp., 5.900%(e)(j)	4,700	4,225
Federal Home Loan Mortgage Corp., 6.000%(e)(j)	1,700	3,145
Federal Home Loan Mortgage Corp., 6.420%(e)(j)	151,250	288,887
Federal Home Loan Mortgage Corp., 6.550%(e)(j)	4,150	4,109
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(j)	28,100	35,687
Federal National Mortgage Association, 4.750%(e)(j)	4,850	6,547
Federal National Mortgage Association, 5.125%(e)(j)	900	1,359
Federal National Mortgage Association, 5.375%(e)(j)	1,850	3,164
Federal National Mortgage Association, 5.810%(e)(j)	1,400	2,380
Federal National Mortgage Association, 6.750%(e)(j)	2,200	2,046
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(j)	73,150	92,900

		1,470,068

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – continued

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $3,238,733)		$2,348,062

TOTAL PREFERRED STOCKS
(Identified Cost $7,382,613)		6,928,217

CLOSED END INVESTMENT COMPANIES – 0.2%
Dreyfus High Yield Strategies Fund	78,008	338,555
DWS High Income Trust	11,261	102,589
Highland Credit Strategies Fund	31,505	248,889

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $871,590)		690,033

WARRANTS – 0.1%

Pharmaceuticals – 0.1%
Valeant Pharmaceuticals International, Expiration 8/16/2010(c)(e)(k) (Identified Cost $0)	31,159	352,097

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 2.8%
Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000% to be repurchased at $6,161 on 4/01/2010 collateralized by $10,000 U.S. Treasury Bill, due 7/08/2010 with a value of $9,996 including accrued interest (Note 2 of Notes to Financial Statements)	$6,161	6,161
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $10,345,973 on 4/01/2010 collateralized by $10,540,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/2013 with a value of $10,553,175 including accrued interest (Note 2 of Notes to Financial Statements)	10,345,973	10,345,973

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $10,352,134)		10,352,134

TOTAL INVESTMENTS – 98.2%
(Identified Cost $311,531,443)(a)		366,316,272
Other assets less liabilities—1.8%		6,591,781

NET ASSETS – 100.0%		$372,908,053

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)       Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

            At March 31, 2010, the net unrealized appreciation on investments based on a cost of $311,570,405 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$65,353,399
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,607,532)

Net unrealized appreciation	$54,745,867

See accompanying notes to financial statements.

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $12,107,123 or 3.2% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(k)	Fair valued security by the Fund’s investment adviser. At March 31, 2010 the value of these securities amounted to $497,347 or 0.1% of net assets.
(l)	The issuer is in default with respect to principal payments.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $42,245,080 or 11.3% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; IDR: Indonesian Rupiah; ISK: Icelandic Krona; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Technology	8.9%
Wirelines	8.3
Healthcare	7.6
Non-Captive Diversified	5.9
Pharmaceuticals	5.4
Automotive	5.0
Paper	4.5
Metals & Mining	4.2
Sovereigns	4.0
Retailers	3.5
Local Authorities	3.3
Electric	2.9
Independent Energy	2.7
Wireless	2.4
Chemicals	2.3
Non-Captive Consumer	2.0
Construction Machinery	2.0
Other Investments, less than 2% each	20.5
Short-Term Investments	2.8

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 95.4% of Net Assets

NON-CONVERTIBLE BONDS – 95.4%

ABS Car Loan – 0.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	$120,000	$119,988

ABS Credit Card – 3.2%
BA Credit Card Trust, Series 2008-A5, Class A5, 1.430%, 12/16/2013(b)	260,000	262,497
Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.450%, 3/15/2017(b)	60,000	59,234
Chase Issuance Trust, Series 2007-A16, Class A16, 0.557%, 6/16/2014(b)	315,000	315,119
Discover Card Master Trust I, Series 2007-3, Class A2, 0.280%, 10/16/2014(b)	150,000	148,481
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.490%, 8/16/2021(b)	140,000	133,557
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	110,000	112,634

		1,031,522

ABS Home Equity – 0.4%
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	109,159	87,983
GSAMP Trust, Series 2005-WMC3, Class A2B, 0.486%, 12/25/2035(b)	55,831	44,009

		131,992

Aerospace & Defense – 1.0%
General Dynamics Corp., 5.250%, 2/01/2014	155,000	170,300
Goodrich Corp., 4.875%, 3/01/2020	155,000	156,113

		326,413

Airlines – 0.5%
Delta Air Lines, Inc., Series A, 7.750%, 12/17/2019	150,000	157,500

Automotive – 0.8%
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	235,000	243,163

Banking – 10.2%
American Express Co., 5.500%, 9/12/2016	85,000	88,772
American Express Co., 6.150%, 8/28/2017	120,000	129,532
Bank of America Corp., 5.650%, 5/01/2018	205,000	207,392
Barclays Bank PLC, 5.000%, 9/22/2016	150,000	154,180
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	325,000	375,599
Citigroup, Inc., 6.010%, 1/15/2015	540,000	567,307
Credit Suisse NY, 6.000%, 2/15/2018	110,000	116,466
Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	220,000	232,778
Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	350,000	370,303
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	405,000	416,085
Nomura Holdings, Inc., 5.000%, 3/04/2015	60,000	61,333
Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	150,000	149,963
Wells Fargo & Co., 3.625%, 4/15/2015	405,000	401,839

		3,271,549

Chemicals – 0.2%
RPM International, Inc., 6.125%, 10/15/2019	70,000	72,788

See accompanying notes to financial statements.

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Collateralized Mortgage Obligations – 1.1%
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.960%, 7/25/2021(b)	$181,736	$132,212
Federal Home Loan Mortgage Corp., 5.000%, 8/15/2024	206,047	211,125

		343,337

Commercial Mortgage-Backed Securities – 9.2%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	490,000	502,648
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	255,000	242,103
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.908%, 6/11/2040(b)	250,000	246,777
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	45,000	45,201
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	265,000	256,521
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 6.010%, 12/10/2049(b)	140,000	139,977
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.085%, 7/10/2038(b)	165,000	168,204
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	50,000	48,603
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.937%, 2/12/2049(b)	85,000	84,479
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	210,000	202,304
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.594%, 2/12/2039(b)	320,000	330,482
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.104%, 6/12/2046(b)	210,000	220,755
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.915%, 8/12/2041(b)	205,000	211,202
Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	70,000	62,769
Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	200,000	197,552

		2,959,577

Construction Machinery – 0.6%
Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	90,000	101,425
John Deere Capital Corp., MTN, 4.500%, 4/03/2013	90,000	96,088

		197,513

Consumer Products – 0.8%
Hasbro, Inc., 6.125%, 5/15/2014	50,000	54,859
Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013	175,000	187,035

		241,894

Distributors – 0.1%
EQT Corp., 8.125%, 6/01/2019	40,000	47,522

Diversified Manufacturing – 0.2%
Tyco International Finance SA, 4.125%, 10/15/2014	65,000	67,209

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Electric – 4.3%
Carolina Power & Light Co., 6.500%, 7/15/2012	$5,000	$5,495
Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	125,000	147,477
Duke Energy Corp., 5.625%, 11/30/2012	150,000	164,272
FPL Group Capital, Inc., 0.650%, 11/09/2012(b)	140,000	139,998
NiSource Finance Corp., 6.125%, 3/01/2022	75,000	78,250
Nisource Finance Corp., 7.875%, 11/15/2010	145,000	150,562
Pacific Gas & Electric Co., 6.250%, 12/01/2013	135,000	152,417
Southern California Edison Co., 5.750%, 3/15/2014	165,000	183,303
Southern Co., 0.649%, 10/21/2011(b)	115,000	115,637
Virginia Electric and Power Co., 5.100%, 11/30/2012	205,000	223,126

		1,360,537

Entertainment – 1.7%
Time Warner, Inc., 5.875%, 11/15/2016	165,000	180,269
Viacom, Inc., 6.875%, 4/30/2036	205,000	217,338
Walt Disney Co., 5.700%, 7/15/2011	145,000	153,704

		551,311

Environmental – 0.1%
Waste Management, Inc., 6.375%, 3/11/2015	40,000	44,762

Food & Beverage – 2.9%
Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	200,000	213,139
General Mills, Inc., 5.650%, 9/10/2012	225,000	245,271
HJ Heinz Finance Co., 6.000%, 3/15/2012	100,000	108,097
Kellogg Co., 5.125%, 12/03/2012	175,000	189,527
Kraft Foods, Inc., 6.125%, 8/23/2018	145,000	158,015

		914,049

Government Owned – No Guarantee – 1.0%
Federal National Mortgage Association, 5.375%, 6/12/2017	150,000	166,098
Petrobras International Finance Co., 5.750%, 1/20/2020	150,000	153,673

		319,771

Health Insurance – 1.1%
UnitedHealth Group, Inc., 4.875%, 2/15/2013	180,000	192,498
WellPoint, Inc., 5.250%, 1/15/2016	100,000	105,426
WellPoint, Inc., 6.000%, 2/15/2014	35,000	38,476

		336,400

Healthcare – 1.9%
Express Scripts, Inc., 6.250%, 6/15/2014	20,000	22,159
Hospira, Inc., 5.550%, 3/30/2012	250,000	265,869
Life Technologies Corp., 4.400%, 3/01/2015	85,000	85,591
McKesson Corp., 6.500%, 2/15/2014	45,000	50,262
Medco Health Solutions, Inc., 6.125%, 3/15/2013	170,000	186,486

		610,367

Home Construction – 0.1%
Masco Corp., 7.125%, 3/15/2020	30,000	30,305

Hybrid ARMs – 0.6%
FHLMC, 2.798%, 1/01/2035(b)	186,419	191,585

Independent Energy – 1.6%
Devon Energy Corp., 5.625%, 1/15/2014	125,000	136,706
EnCana Corp., 6.500%, 5/15/2019	80,000	89,228

See accompanying notes to financial statements.

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Independent Energy – continued
Talisman Energy, Inc., 5.850%, 2/01/2037	$15,000	$14,379
Talisman Energy, Inc., 6.250%, 2/01/2038	55,000	55,966
Talisman Energy, Inc., 7.750%, 6/01/2019	25,000	29,789
XTO Energy, Inc., 4.900%, 2/01/2014	5,000	5,436
XTO Energy, Inc., 5.750%, 12/15/2013	170,000	189,395

		520,899

Integrated Energy – 1.3%
BP Capital Markets PLC, 3.875%, 3/10/2015	190,000	197,330
ConocoPhillips, 5.750%, 2/01/2019	130,000	141,713
Hess Corp., 7.000%, 2/15/2014	35,000	39,954
Marathon Oil Corp., 6.500%, 2/15/2014	35,000	39,241

		418,238

Media Cable – 1.8%
Comcast Corp., 4.950%, 6/15/2016	160,000	166,801
Cox Communications, Inc., 5.450%, 12/15/2014	215,000	232,403
Time Warner Cable, Inc., 6.200%, 7/01/2013	170,000	187,594

		586,798

Media Non-Cable – 1.1%
CBS Corp., 5.750%, 4/15/2020	30,000	30,129
Reed Elsevier Capital, Inc., 7.750%, 1/15/2014	125,000	143,853
Thomson Reuters Corp., 5.950%, 7/15/2013	175,000	193,405

		367,387

Metals & Mining – 1.6%
ArcelorMittal, 9.850%, 6/01/2019	135,000	171,585
United States Steel Corp., 6.050%, 6/01/2017	175,000	168,437
Vale Overseas Ltd., 6.250%, 1/23/2017	165,000	178,891

		518,913

Mortgage Related – 3.3%
FHLMC, 4.500%, 12/01/2019	10,964	11,524
FHLMC, 5.500%, 3/01/2013	5,014	5,396
FHLMC, 6.000%, 11/01/2012	7,793	8,215
FHLMC, 6.500%, 1/01/2024	3,229	3,547
FHLMC, 8.000%, 7/01/2025	349	403
FNMA, 5.500%, with various maturities from 2017 to 2020(c)	912,670	984,383
FNMA, 6.000%, 9/01/2021	5,810	6,282
FNMA, 7.500%, 6/01/2016	1,805	1,982
FNMA, 8.000%, 6/01/2015	2,491	2,728
GNMA, 6.500%, 12/15/2023	8,360	9,007
GNMA, 8.500%, 9/15/2022	1,828	2,110
GNMA, 9.500%, 1/15/2019	6,125	7,058

		1,042,635

Non-Captive Consumer – 0.6%
HSBC Finance Corp., 4.750%, 4/15/2010	205,000	205,197

Non-Captive Diversified – 2.0%
General Electric Capital Corp., MTN, 5.500%, 1/08/2020	475,000	484,626
iStar Financial, Inc., 5.150%, 3/01/2012	170,000	148,750

		633,376

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Oil Field Services – 0.4%
Halliburton Co., 6.150%, 9/15/2019	$110,000	$123,294

Pharmaceuticals – 0.5%
Eli Lilly & Co., 4.200%, 3/06/2014	155,000	164,327
Schering-Plough Corp., 5.300%, 12/01/2013	5,000	5,554

		169,881

Pipelines – 1.8%
Energy Transfer Partners LP, 6.000%, 7/01/2013	170,000	183,772
Kinder Morgan Energy Partners LP, 5.000%, 12/15/2013	185,000	198,335
Spectra Energy Capital LLC, 5.668%, 8/15/2014	175,000	188,408

		570,515

Property & Casualty Insurance – 0.1%
Willis North America, Inc., 7.000%, 9/29/2019	15,000	15,708

Railroads – 1.3%
Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	175,000	200,129
CSX Corp., 6.150%, 5/01/2037	30,000	30,236
Union Pacific Corp., 5.750%, 11/15/2017	160,000	171,478

		401,843

Refining – 0.5%
Valero Energy Corp., 9.375%, 3/15/2019	125,000	148,817

REITs – 2.0%
Colonial Realty LP, 4.800%, 4/01/2011	36,000	35,454
ERP Operating LP, 6.625%, 3/15/2012	165,000	176,907
Federal Realty Investment Trust, 5.400%, 12/01/2013	105,000	110,504
ProLogis, 6.875%, 3/15/2020	135,000	133,344
Simon Property Group LP, 5.300%, 5/30/2013	170,000	179,881

		636,090

Retailers – 0.4%
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	130,000	136,500

Supermarkets – 0.5%
Kroger Co., 6.200%, 6/15/2012	50,000	54,279
Kroger Co., 6.400%, 8/15/2017	35,000	38,912
Kroger Co., 6.750%, 4/15/2012	65,000	71,018

		164,209

Technology – 4.7%
Agilent Technologies, Inc., 6.500%, 11/01/2017	120,000	129,649
Cisco Systems, Inc., 2.900%, 11/17/2014	280,000	283,504
Corning, Inc., 6.200%, 3/15/2016	45,000	49,135
Equifax, Inc., 7.000%, 7/01/2037	65,000	69,419
IBM International Group Capital, 5.050%, 10/22/2012	230,000	249,720
National Semiconductor Corp., 6.600%, 6/15/2017	175,000	190,003
Oracle Corp., 4.950%, 4/15/2013	170,000	184,683
Pitney Bowes, Inc., 5.250%, 1/15/2037	95,000	98,392
Xerox Corp., 4.250%, 2/15/2015	145,000	146,197
Xerox Corp., 6.400%, 3/15/2016	80,000	87,801

		1,488,503

Tobacco – 1.1%
Altria Group, Inc., 9.700%, 11/10/2018	115,000	141,407
Philip Morris International, Inc., 6.875%, 3/17/2014	185,000	211,847

		353,254

See accompanying notes to financial statements.

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Treasuries – 21.0%
U.S. Treasury Note, 1.125%, 6/30/2011	$2,750,000	$2,769,982
U.S. Treasury Note, 2.750%, 2/28/2013	1,165,000	1,205,684
U.S. Treasury Note, 2.750%, 2/15/2019	795,000	737,921
U.S. Treasury Note, 2.875%, 6/30/2010	225,000	226,503
U.S. Treasury Note, 4.250%, 8/15/2014	680,000	737,375
U.S. Treasury Note, 4.875%, 7/31/2011	980,000	1,035,470

		6,712,935

Wireless – 1.5%
America Movil SAB de CV, 3.625%, 3/30/2015, 144A	150,000	150,509
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	5,000	4,662
Sprint Nextel Corp., 6.000%, 12/01/2016	170,000	153,425
Vodafone Group PLC, 5.350%, 2/27/2012	175,000	186,588

		495,184

Wirelines – 3.9%
AT&T, Inc., 5.800%, 2/15/2019	295,000	315,339
Embarq Corp., 7.995%, 6/01/2036	155,000	157,161
Qwest Corp., 6.875%, 9/15/2033	260,000	250,900
Telecom Italia Capital SA, 4.950%, 9/30/2014	185,000	189,779
Telefonica Emisiones SAU, 4.949%, 1/15/2015	125,000	131,994
Verizon Communications, Inc., 6.350%, 4/01/2019	175,000	193,761

		1,238,934

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $29,003,621)		30,520,164

TOTAL BONDS AND NOTES
(Identified Cost $29,003,621)		30,520,164

SHORT-TERM INVESTMENTS – 4.1%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $1,315,782 on 4/1/2010 collateralized by $1,345,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $1,345,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,315,782)	1,315,782	1,315,782

TOTAL INVESTMENTS – 99.5%
(Identified Cost $30,319,403)(a)		31,835,946
Other assets less liabilities—0.5%		172,852

NET ASSETS – 100.0%		$32,008,798

(†) See Note 2 of Notes to Financial Statements.

(a)          Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

              At March 31, 2010, the net unrealized appreciation on investments based on a cost of $30,379,315 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$1,634,296
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(177,665)

Net unrealized appreciation		$1,456,631

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $270,497 or 0.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Treasuries	21.0%
Banking	10.2
Commercial Mortgage-Backed Securities	9.2
Technology	4.7
Electric	4.3
Wirelines	3.9
Mortgage Related	3.3
ABS Credit Card	3.2
Food & Beverage	2.9
REITs	2.0
Non-Captive Diversified	2.0
Other Investments, less than 2% each	28.7
Short-Term Investments	4.1

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 94.8% of Net Assets

NON-CONVERTIBLE BONDS – 92.6%

ABS Home Equity – 0.0%
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021		$362,635	$92,037

ABS Other – 1.9%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		2,500,000	2,264,090
Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A		1,610,227	1,629,017
SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A		4,702,322	4,741,236
Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A		988,856	968,845

			9,603,188

Aerospace & Defense – 0.0%
Boeing Capital Corp., 6.500%, 2/15/2012		165,000	180,253

Airlines – 3.7%
American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019		665,385	770,184
Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022		350,202	350,202
Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 4/19/2022		1,095,000	1,075,838
Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016		4,898,931	5,290,845
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		2,069,453	1,903,897
Delta Air Lines, Inc., Series A, 7.750%, 12/17/2019		5,360,000	5,628,000
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		3,455,000	3,570,210

			18,589,176

Automotive – 0.7%
Cummins, Inc., 5.650%, 3/01/2098		1,930,000	1,193,147
Ford Motor Co., 6.375%, 2/01/2029		2,665,000	2,165,313
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		300,000	316,087

			3,674,547

Banking – 6.8%
Associates Corp. of North America, 6.950%, 11/01/2018		2,670,000	2,813,769
BAC Capital Trust VI, 5.625%, 3/08/2035		1,045,000	862,832
Bank of America Corp., 5.420%, 3/15/2017		230,000	227,297
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	940,000,000	832,422
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	1,950,000,000	1,730,075
Bear Stearns Co., Inc. (The), 5.550%, 1/22/2017		230,000	238,934
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	7,484,000,000	748,359
Citibank NA, 15.000%, 7/02/2010, 144A	BRL	4,000,000	2,279,551
Citigroup, Inc., 5.850%, 12/11/2034		85,000	77,181
Citigroup, Inc., 5.875%, 2/22/2033		185,000	159,627
Citigroup, Inc., 6.125%, 8/25/2036		2,515,000	2,194,682

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		$2,420,000	$2,416,960
Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020		870,000	861,953
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	8,035,000	4,407,536
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	5,376,000,000	551,395
JPMorgan Chase & Co., 4.750%, 5/01/2013		60,000	63,953
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A	IDR	8,972,574,000	920,282
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	9,533,078,500	1,009,933
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		2,870,000	2,640,664
Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015		235,000	240,374
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		1,700,000	1,461,645
Morgan Stanley, EMTN, 5.450%, 1/09/2017		260,000	263,616
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		1,100,000	1,125,013
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		695,000	714,022
National City Bank of Indiana, 4.250%, 7/01/2018		420,000	395,409
Standard Chartered Bank, 6.400%, 9/26/2017, 144A		300,000	317,617
Standard Chartered PLC, 5.500%, 11/18/2014, 144A		4,500,000	4,838,693
Washington Mutual Finance Corp., 6.875%, 5/15/2011		135,000	141,880

			34,535,674

Brokerage – 0.8%
Jefferies Group, Inc., 8.500%, 7/15/2019		3,450,000	3,827,233

Building Materials – 1.5%
Masco Corp., 4.800%, 6/15/2015		1,175,000	1,133,579
Masco Corp., 5.850%, 3/15/2017		730,000	711,492
Masco Corp., 6.125%, 10/03/2016		1,695,000	1,690,198
Masco Corp., 6.500%, 8/15/2032		200,000	171,659
Masco Corp., 7.750%, 8/01/2029		375,000	358,127
Owens Corning, Inc., 6.500%, 12/01/2016		1,235,000	1,307,019
Owens Corning, Inc., 7.000%, 12/01/2036		2,255,000	2,209,417

			7,581,491

Chemicals – 1.8%
Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A		4,450,000	5,312,486
Methanex Corp., 6.000%, 8/15/2015		980,000	885,524
PPG Industries, Inc., 6.650%, 3/15/2018		2,410,000	2,682,749

			8,880,759

Collateralized Mortgage Obligations – 0.1%
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035		675,000	697,835

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – 5.2%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.350%, 9/10/2047(b)	$160,000	$166,539
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	600,000	617,767
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	360,000	367,859
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	600,000	578,093
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.908%, 6/11/2040(b)	407,000	401,754
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	155,000	157,875
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.960%, 6/10/2046(b)	480,000	495,496
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.912%, 6/15/2039(b)	3,525,000	3,175,298
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	2,030,000	1,846,394
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	685,000	613,834
Crown Castle Towers LLC, 6.113%, 1/15/2040	3,125,000	3,268,875
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,500,000	1,458,078
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	1,003,000	975,416
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	805,000	812,756
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	350,000	346,495
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,180,000	1,211,175
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.064%, 4/15/2045(b)	1,100,000	1,135,615
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(b)	4,055,000	3,888,330
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,405,000	1,353,510
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	480,000	489,597
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.080%, 6/15/2038(b)	380,000	399,255
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	390,000	396,763
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.104%, 6/12/2046(b)	235,000	247,036

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – continued
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042		$350,000	$356,379
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047		425,000	438,819
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041		300,000	302,521
Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(b)		800,000	842,688
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048		200,000	198,566

			26,542,783

Consumer Products – 0.3%
Hasbro, Inc., 6.600%, 7/15/2028		605,000	615,233
Snap-on, Inc., 6.700%, 3/01/2019		780,000	827,667

			1,442,900

Distributors – 1.2%
EQT Corp., 8.125%, 6/01/2019		3,000,000	3,564,117
Equitable Resources, Inc., 6.500%, 4/01/2018		2,150,000	2,318,670

			5,882,787

Diversified Manufacturing – 0.9%
Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018		545,000	612,883
Textron, Inc., 3.875%, 3/11/2013	EUR	700,000	932,644
Textron, Inc., 6.200%, 3/15/2015		1,095,000	1,159,786
Textron, Inc., 7.250%, 10/01/2019		860,000	929,135
Textron, Inc., EMTN, 6.625%, 4/07/2020	GBP	540,000	757,991

			4,392,439

Electric – 3.2%
AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018		2,800,000	2,988,513
Baltimore Gas & Electric Co., 5.200%, 6/15/2033		500,000	440,720
Bruce Mansfield Unit, 6.850%, 6/01/2034(c)		1,537,235	1,559,432
Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017		1,185,000	1,238,153
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036		960,000	920,690
Commonwealth Edison Co., 4.700%, 4/15/2015		555,000	583,872
Commonwealth Edison Co., 4.750%, 12/01/2011(c)		31,000	31,064
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027		1,000,000	1,096,318
Illinois Power Co., 6.250%, 4/01/2018		3,385,000	3,607,340
NiSource Finance Corp., 6.125%, 3/01/2022		2,000,000	2,086,670
NiSource Finance Corp., 6.150%, 3/01/2013		195,000	212,551
NiSource Finance Corp., 6.400%, 3/15/2018		1,255,000	1,345,625

			16,110,948

Entertainment – 0.6%
Time Warner, Inc., 6.625%, 5/15/2029		870,000	917,312
Time Warner, Inc., 7.625%, 4/15/2031		245,000	279,819
Time Warner, Inc., 7.700%, 5/01/2032		160,000	184,668
Viacom, Inc., 6.875%, 4/30/2036		1,325,000	1,404,745

			2,786,544

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Financial Other – 1.1%
Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)		$2,645,000	$2,650,681
National Life Insurance Co., 10.500%, 9/15/2039, 144A		2,500,000	2,675,978

			5,326,659

Food & Beverage – 1.2%
Anheuser-Busch Cos., Inc., 5.375%, 11/15/2014, 144A		2,955,000	3,200,578
Anheuser-Busch Cos., Inc., 5.950%, 1/15/2033		995,000	988,757
Cia Brasileira de Bebidas, 8.750%, 9/15/2013		1,025,000	1,210,781
Corn Products International, Inc., 6.625%, 4/15/2037		500,000	475,056
Kraft Foods, Inc., 6.250%, 6/01/2012		210,000	229,819

			6,104,991

Government Guaranteed – 0.5%
Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014	AUD	3,000,000	2,680,058

Government Owned – No Guarantee – 1.2%
Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A		2,565,000	2,764,798
DP World Ltd., 6.850%, 7/02/2037, 144A		3,800,000	3,263,110

			6,027,908

Health Insurance – 0.5%
CIGNA Corp., 6.350%, 3/15/2018		2,515,000	2,709,259
CIGNA Corp., 7.875%, 5/15/2027		20,000	22,279
CIGNA Corp., 8.500%, 5/01/2019		45,000	54,551

			2,786,089

Healthcare – 1.2%
Boston Scientific Corp., 6.000%, 1/15/2020		855,000	807,711
Covidien International Finance SA, 6.000%, 10/15/2017		900,000	986,980
Express Scripts, Inc., 6.250%, 6/15/2014		1,115,000	1,235,345
Express Scripts, Inc., 7.250%, 6/15/2019		670,000	775,654
HCA, Inc., 5.750%, 3/15/2014		1,020,000	962,625
HCA, Inc., 6.250%, 2/15/2013		195,000	193,538
HCA, Inc., 6.375%, 1/15/2015		95,000	90,250
HCA, Inc., 6.500%, 2/15/2016		55,000	52,181
HCA, Inc., 6.750%, 7/15/2013		30,000	30,000
HCA, Inc., 7.050%, 12/01/2027		100,000	85,500
HCA, Inc., 7.190%, 11/15/2015		190,000	179,550
HCA, Inc., 7.500%, 12/15/2023		75,000	68,625
HCA, Inc., 7.690%, 6/15/2025		175,000	161,875
HCA, Inc., 8.360%, 4/15/2024		305,000	288,988
HCA, Inc., MTN, 7.580%, 9/15/2025		10,000	9,050
HCA, Inc., MTN, 7.750%, 7/15/2036		305,000	268,400

			6,196,272

Home Construction – 1.7%
Lennar Corp., Series B, 5.600%, 5/31/2015		1,250,000	1,187,500
Lennar Corp., Series B, 6.500%, 4/15/2016		770,000	742,087
Pulte Group, Inc., 5.200%, 2/15/2015		1,116,000	1,069,965

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Home Construction – continued
Pulte Group, Inc., 6.000%, 2/15/2035		$3,340,000	$2,588,500
Pulte Group, Inc., 6.375%, 5/15/2033		1,455,000	1,164,000
Toll Brothers Finance Corp., 5.150%, 5/15/2015		1,725,000	1,721,340

			8,473,392

Hybrid ARMs – 0.2%
FNMA, 5.718%, 9/01/2036(b)		261,209	273,800
FNMA, 6.015%, 2/01/2037(b)		270,315	285,244
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.593%, 7/25/2035(b)		363,151	304,139
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.940%, 10/25/2035(b)		223,870	202,601

			1,065,784

Independent Energy – 1.3%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		1,260,000	1,372,733
Anadarko Petroleum Corp., 6.450%, 9/15/2036		1,320,000	1,345,265
Questar Market Resources, Inc., 6.050%, 9/01/2016		125,000	133,735
Questar Market Resources, Inc., 6.800%, 4/01/2018		3,365,000	3,683,235
Talisman Energy, Inc., 5.850%, 2/01/2037		15,000	14,379

			6,549,347

Life Insurance – 0.2%
American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018		440,000	408,833
American International Group, Inc., Series MP, GMTN, 5 .450%, 5/18/2017		110,000	101,194
ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013	EUR	355,000	471,467

			981,494

Local Authorities – 1.2%
Manitoba (Province of), GMTN, 6.375%, 9/01/2015	NZD	4,635,000	3,379,663
Province of Alberta, 5.930%, 9/16/2016	CAD	348,267	381,604
Quebec Province, Series QC, 6.750%, 11/09/2015	NZD	1,185,000	876,602
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	1,735,000	1,613,078

			6,250,947

Lodging – 0.4%
Wyndham Worldwide Corp., 6.000%, 12/01/2016		570,000	564,667
Wyndham Worldwide Corp., 7.375%, 3/01/2020		1,205,000	1,221,288

			1,785,955

Media Cable – 1.5%
Comcast Corp., 5.650%, 6/15/2035		1,355,000	1,254,477
Comcast Corp., 6.450%, 3/15/2037		235,000	239,316
Comcast Corp., 6.500%, 11/15/2035		1,100,000	1,126,703
Comcast Corp., 6.950%, 8/15/2037		1,925,000	2,082,500
Time Warner Cable, Inc., 6.750%, 7/01/2018		2,500,000	2,793,402

			7,496,398

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Media Non-Cable – 0.6%
News America Holdings, 8.150%, 10/17/2036		$240,000	$279,555
News America, Inc., 6.200%, 12/15/2034		950,000	947,512
News America, Inc., 6.400%, 12/15/2035		1,805,000	1,843,179

			3,070,246

Metals & Mining – 0.0%
Teck Cominco Ltd., 7.000%, 9/15/2012		100,000	107,625

Mortgage Related – 0.3%
Federal National Mortgage Association, 7.000%, 4/25/2020		34,681	37,892
FHLMC, 5.500%, 8/01/2033		407,495	432,524
FHLMC, 10.000%, with various maturities to 2018(d)		4,800	5,382
FNMA, 5.000%, 6/01/2020		232,692	247,593
FNMA, 5.500%, 7/01/2033		448,522	476,001
FNMA, 6.000%, with various maturities from 2018 to 2033(d)		442,694	480,531
GNMA, 10.000%, with various maturities to 2018(d)		63,662	71,988

			1,751,911

Non-Captive Consumer – 1.5%
American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012		45,000	42,333
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		2,815,000	2,465,684
HSBC Finance Corp., 8.000%, 7/15/2010		205,000	209,057
SLM Corp., MTN, 5.050%, 11/14/2014		470,000	434,931
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		240,000	218,530
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		995,000	982,709
SLM Corp., Series A, MTN, 6.500%, 6/15/2010(c)	NZD	970,000	689,172
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		2,385,000	2,412,096

			7,454,512

Non-Captive Diversified – 3.1%
CIT Group, Inc., 7.000%, 5/01/2013		112,988	109,881
CIT Group, Inc., 7.000%, 5/01/2014		169,485	160,163
CIT Group, Inc., 7.000%, 5/01/2015		169,485	158,045
CIT Group, Inc., 7.000%, 5/01/2016		282,478	260,586
CIT Group, Inc., 7.000%, 5/01/2017		395,473	364,824
General Electric Capital Australia Funding Pty, EMTN, 8.000%, 2/13/2012	AUD	670,000	636,029
General Electric Capital Corp., 5.625%, 5/01/2018		65,000	67,926
General Electric Capital Corp., MTN, 5.875%, 1/14/2038		300,000	285,225
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	470,000	334,832
General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014	NZD	1,405,000	1,054,398
General Electric Capital Corp., Series A, MTN, 0.551%, 5/13/2024(b)		655,000	553,525
General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015		2,230,000	2,343,333
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	5,650,000	4,019,039

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
GMAC, Inc., 6.000%, 12/15/2011	$763,000	$764,907
GMAC, Inc., 7.500%, 12/31/2013	41,000	41,718
GMAC, Inc., 8.000%, 12/31/2018	97,000	95,545
International Lease Finance Corp., 6.375%, 3/25/2013	4,355,000	4,255,954
International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	315,000	291,945

		15,797,875

Oil Field Services – 0.3%
Rowan Cos., Inc., 7.875%, 8/01/2019	1,090,000	1,248,398
Weatherford International Ltd., 6.500%, 8/01/2036	235,000	233,507
Weatherford International Ltd., 6.800%, 6/15/2037	105,000	107,758

		1,589,663

Paper – 0.3%
Georgia-Pacific LLC, 7.250%, 6/01/2028	1,500,000	1,485,000
Westvaco Corp., 8.200%, 1/15/2030	200,000	219,854

		1,704,854

Pharmaceuticals – 1.4%
Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	170,000	175,100
Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	6,500,000	7,020,838

		7,195,938

Pipelines – 3.3%
CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	335,000	325,760
DCP Midstream LP, 6.450%, 11/03/2036, 144A	635,000	629,617
El Paso Corp., 6.950%, 6/01/2028	350,000	316,091
Enterprise Products Operating LLP, 6.300%, 9/15/2017	680,000	746,967
Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	200,000	238,287
Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014	145,000	153,928
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	5,300,000	5,684,488
Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	3,923,600	4,292,104
NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	965,000	1,082,175
Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	2,000,000	2,329,040
Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	810,000	843,671
Spectra Energy Capital LLC, 5.500%, 3/01/2014	230,000	245,082

		16,887,210

Property & Casualty Insurance – 2.1%
Hanover Insurance Group, Inc., 7.500%, 3/01/2020	1,695,000	1,738,477
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	65,000	67,236

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Property & Casualty Insurance – continued
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		$1,842,000	$1,950,661
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		2,465,000	2,171,236
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A		60,000	40,800
Progressive Corp., 7.000%, 10/01/2013		150,000	164,775
Willis North America, Inc., 6.200%, 3/28/2017		225,000	227,946
Willis North America, Inc., 7.000%, 9/29/2019		805,000	842,985
XL Capital Ltd., 6.250%, 5/15/2027		2,015,000	1,899,877
XL Capital Ltd., 6.375%, 11/15/2024		1,595,000	1,518,545

			10,622,538

Railroads – 1.0%
Canadian Pacific Railway Co., 5.950%, 5/15/2037		135,000	130,466
Canadian Pacific Railway Co., 7.250%, 5/15/2019		2,500,000	2,840,103
Canadian Pacific Railway Ltd., MTN, 4.900%, 6/15/2010, 144A	CAD	1,000,000	991,936
CSX Corp., 6.250%, 3/15/2018		670,000	723,966
CSX Corp., MTN, 6.000%, 10/01/2036		144,000	143,054
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)		190,000	114,000

			4,943,525

Refining – 0.8%
Valero Energy Corp., 9.375%, 3/15/2019		3,500,000	4,166,876

REITs – 2.0%
Camden Property Trust, 5.000%, 6/15/2015		365,000	363,594
Camden Property Trust, 5.700%, 5/15/2017		780,000	767,029
Colonial Realty LP, 4.800%, 4/01/2011		531,000	522,950
Duke Realty LP, 5.950%, 2/15/2017		90,000	88,484
Equity One, Inc., 6.000%, 9/15/2017		1,000,000	967,993
ERP Operating LP, 5.125%, 3/15/2016		30,000	30,852
ERP Operating LP, 5.750%, 6/15/2017		180,000	186,042
Federal Realty Investment Trust, 5.650%, 6/01/2016		1,350,000	1,349,082
Highwoods Properties, Inc., 5.850%, 3/15/2017		80,000	76,466
Highwoods Properties, Inc., 7.500%, 4/15/2018		1,075,000	1,090,996
ProLogis, 5.625%, 11/15/2015		55,000	54,529
ProLogis, 5.625%, 11/15/2016		240,000	232,155
ProLogis, 5.750%, 4/01/2016		265,000	259,590
ProLogis, 7.375%, 10/30/2019		785,000	805,820
Realty Income Corp., 6.750%, 8/15/2019		500,000	521,779
Simon Property Group LP, 5.250%, 12/01/2016		155,000	153,603
Simon Property Group LP, 5.300%, 5/30/2013		1,200,000	1,269,744
Simon Property Group LP, 5.750%, 12/01/2015		475,000	502,501
Simon Property Group LP, 5.875%, 3/01/2017		740,000	764,584
Simon Property Group LP, 6.100%, 5/01/2016		360,000	378,987

			10,386,780

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Restaurants – 0.1%
Darden Restaurants, Inc., 6.000%, 8/15/2035		$610,000		$574,445

Retailers – 0.6%
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		230,000		214,187
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		2,803,000		2,578,760

				2,792,947

Sovereigns – 3.2%
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	262,000	(††)	2,118,674
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	140,000	(††)	1,134,041
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	227,000	(††)	1,975,733
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	2,625,000		2,450,868
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	685,000		636,973
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	4,000,000		3,576,266
Republic of Croatia, 6.750%, 11/05/2019, 144A		3,100,000		3,411,361
Republic of Iceland, 7.250%, 5/17/2013	ISK	101,800,000		451,461
Republic of Iceland, 8.000%, 7/22/2011	ISK	54,600,000		243,010
Republic of Iceland, 13.750%, 12/10/2010	ISK	66,380,000		302,993

				16,301,380

Supranational – 1.4%
Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013	IDR	45,300,000,000		3,776,037
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	4,375,000		3,121,110

				6,897,147

Technology – 3.1%
Avnet, Inc., 6.000%, 9/01/2015		1,970,000		2,074,534
Avnet, Inc., 6.625%, 9/15/2016		270,000		288,656
Corning, Inc., 6.750%, 9/15/2013		1,250,000		1,387,385
Corning, Inc., 6.850%, 3/01/2029		210,000		218,614
Corning, Inc., 7.000%, 5/15/2024		810,000		867,909
Corning, Inc., 7.250%, 8/15/2036		3,565,000		3,819,580
Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013		1,970,000		2,128,114
International Business Machines Corp., 4.750%, 11/29/2012		795,000		860,072
Intuit, Inc., 5.750%, 3/15/2017		635,000		671,166
KLA-Tencor Corp., 6.900%, 5/01/2018		1,130,000		1,225,795
Motorola, Inc., 5.220%, 10/01/2097		1,000,000		685,751
Motorola, Inc., 6.500%, 9/01/2025		470,000		456,408
Motorola, Inc., 6.500%, 11/15/2028		215,000		201,834
Motorola, Inc., 6.625%, 11/15/2037		120,000		112,621
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		450,000		492,658
Tyco Electronics Group SA, 6.550%, 10/01/2017		360,000		396,067

				15,887,164

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Tobacco – 0.2%
Reynolds American, Inc., 6.750%, 6/15/2017		$735,000	$787,247
Reynolds American, Inc., 7.250%, 6/15/2037		195,000	198,472

			985,719

Transportation Services – 2.5%
APL Ltd., 8.000%, 1/15/2024(c)		100,000	74,750
Atlas Air, Inc., Series B, 7.680%, 7/02/2015		2,905,657	2,745,846
Erac USA Finance Co., 6.700%, 6/01/2034, 144A		945,000	913,843
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		8,661,000	8,928,997

			12,663,436

Treasuries – 18.8%
Canadian Government, 1.000%, 9/01/2011	CAD	5,950,000	5,829,319
Canadian Government, 1.250%, 12/01/2011	CAD	135,000	132,242
Canadian Government, 2.000%, 9/01/2012	CAD	4,407,000	4,335,752
Canadian Government, 2.750%, 12/01/2010	CAD	5,410,000	5,400,146
Canadian Government, 3.500%, 6/01/2013	CAD	804,000	818,542
Canadian Government, 3.750%, 9/01/2011	CAD	2,000,000	2,034,638
Canadian Government, 3.750%, 6/01/2012	CAD	9,485,000	9,705,864
Canadian Government, 3.750%, 6/01/2019	CAD	31,580,000	31,508,796
Canadian Government, 4.000%, 6/01/2016	CAD	1,000,000	1,033,200
Canadian Government, 5.250%, 6/01/2012	CAD	16,420,000	17,315,004
New Zealand Government, 6.500%, 4/15/2013	NZD	2,390,000	1,789,753
Norwegian Government, 4.250%, 5/19/2017	NOK	23,620,000	4,161,833
Norwegian Government, 6.500%, 5/15/2013	NOK	50,000,000	9,350,400
U.S. Treasury Note, 3.125%, 5/15/2019		2,000,000	1,904,844
U.S. Treasury Note, 4.250%, 11/15/2013		330,000	357,457

			95,677,790

Wireless – 0.4%
ALLTEL Corp., 7.875%, 7/01/2032		705,000	844,719
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		60,000	57,000
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		165,000	160,875
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		510,000	475,575
Sprint Capital Corp., 6.875%, 11/15/2028		234,000	188,370
Sprint Nextel Corp., 6.000%, 12/01/2016		366,000	330,315

			2,056,854

Wirelines – 4.7%
AT&T Corp., 6.500%, 3/15/2029		1,310,000	1,331,842
AT&T, Inc., 6.150%, 9/15/2034		1,785,000	1,763,360
AT&T, Inc., 6.500%, 9/01/2037		120,000	124,433
BellSouth Corp., 6.000%, 11/15/2034		530,000	511,680
BellSouth Telecommunications, Inc., 5.850%, 11/15/2045		2,000,000	1,742,206
Deutsche Telekom International Finance BV, 6.000%, 7/08/2019		8,170,000	8,754,335
GTE Corp., 6.940%, 4/15/2028		205,000	215,228
New England Telephone & Telegraph, 7.875%, 11/15/2029		2,170,000	2,378,721

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	$500,000	$467,500
Telecom Italia Capital SA, 6.000%, 9/30/2034	1,880,000	1,667,823
Verizon Communications, Inc., 5.850%, 9/15/2035	1,600,000	1,557,229
Verizon Maryland, Inc., 5.125%, 6/15/2033	290,000	236,088
Verizon New England, Inc., Series C, 4.750%, 10/01/2013	1,000,000	1,056,527
Verizon New York, Inc., Series B, 7.375%, 4/01/2032	915,000	983,647
Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	695,000	622,021
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	505,000	529,691

		23,942,331

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $422,501,896)		470,004,654

CONVERTIBLE BONDS – 1.5%

Automotive – 0.3%
Ford Motor Co., 4.250%, 11/15/2016	1,035,000	1,548,619

Oil Field Services – 0.1%
Transocean, Inc., Series C, 1.500%, 12/15/2037	240,000	229,800

REITs – 0.0%
ERP Operating LP, 3.850%, 8/15/2026	180,000	180,900

Technology – 1.1%
Intel Corp., 2.950%, 12/15/2035	90,000	88,312
Intel Corp., 3.250%, 8/01/2039, 144A	4,700,000	5,634,125
Maxtor Corp., 5.750%, 3/01/2012(c)	42,000	40,740
Richardson Electronics Ltd., 7.750%, 12/15/2011	36,000	36,000

		5,799,177

TOTAL CONVERTIBLE BONDS
(Identified Cost $6,268,062)		7,758,496

MUNICIPALS – 0.7%

Michigan – 0.2%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	1,065,000	855,365

Ohio – 0.1%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	750,000	544,253

Virginia – 0.4%
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	2,815,000	2,049,939

TOTAL MUNICIPALS
(Identified Cost $4,598,825)		3,449,557

TOTAL BONDS AND NOTES
(Identified Cost $433,368,783)		481,212,707

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – 1.3%

NON-CONVERTIBLE PREFERRED STOCKS – 0.9%

Banking – 0.0%
GMAC, Inc., Series G, 7.000%, 144A	161	$122,722

Diversified Financial Services – 0.2%
Bank of America Corp., Series L, 7.250%	940	918,850

Electric Utilities – 0.1%
Connecticut Light & Power Co., 2.200%	263	9,895
MDU Resources Group, Inc., 5.100%	202	20,055
San Diego Gas & Electric Co., 4.500%	100	1,700
Union Electric Co., 4.500%	3,160	246,480

		278,130

Software – 0.6%
Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	3,000	3,017,813

Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corp., 5.000%(e)(f)	1,850	2,868
Federal Home Loan Mortgage Corp., 5.570%(e)(f)	28,450	24,182
Federal Home Loan Mortgage Corp., 5.660%(e)(f)	8,500	7,131
Federal Home Loan Mortgage Corp., 5.700%(e)(f)	2,900	5,046
Federal Home Loan Mortgage Corp., 5.790%(e)(f)	5,400	8,748
Federal Home Loan Mortgage Corp., 5.810%(e)(f)	1,900	3,097
Federal Home Loan Mortgage Corp., 5.900%(e)(f)	4,200	3,776
Federal Home Loan Mortgage Corp., 6.000%(e)(f)	2,400	4,440
Federal Home Loan Mortgage Corp., 6.420%(e)(f)	1,700	3,247
Federal Home Loan Mortgage Corp., 6.550%(e)(f)	11,075	10,964
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(f)	39,400	50,038
Federal National Mortgage Association, 4.750%(e)(f)	3,650	4,928
Federal National Mortgage Association, 5.125%(e)(f)	1,300	1,963
Federal National Mortgage Association, 5.375%(e)(f)	2,600	4,446
Federal National Mortgage Association, 5.810%(e)(f)	1,050	1,785
Federal National Mortgage Association, 6.750%(e)(f)	1,650	1,535
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(f)	53,575	68,040

		206,234

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $6,525,832)		4,543,749

CONVERTIBLE PREFERRED STOCKS – 0.4%

Capital Markets – 0.3%
Newell Financial Trust I, 5.250%	33,050	1,330,262

Diversified Financial Services – 0.1%
Sovereign Capital Trust IV, 4.375%	25,000	800,000

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $1,794,828)		2,130,262

TOTAL PREFERRED STOCKS
(Identified Cost $8,320,660)		6,674,011

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Shares	Value (†)

COMMON STOCKS – 0.1%

Biotechnology – 0.1%
Vertex Pharmaceuticals, Inc.(f)
(Identified Cost $ $302,522)	13,708	$560,246

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 2.4%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $12,073,542 on 4/01/2010 collateralized by $12,320,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $12,320,000 including accrued interest (Identified Cost $12,073,542) (Note 2 of Notes to Financial Statements)	$12,073,542	12,073,542

TOTAL INVESTMENTS – 98.6%
(Identified Cost $454,065,507)(a)		500,520,506
Other assets less liabilities—1.4%		7,241,357

TOTAL NET ASSETS – 100.0%		$507,761,863

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $455,404,712 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$51,839,550
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,723,756)

Net unrealized appreciation	$45,115,794

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $12,901,500 or 2.5% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(f)	Non-income producing security.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $86,073,749 or 17.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar

See accompanying notes to financial statements.

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Treasuries	18.8%
Banking	6.8
Commercial Mortgage-Backed Securities	5.2
Wirelines	4.7
Technology	4.2
Airlines	3.7
Pipelines	3.3
Sovereigns	3.2
Electric	3.2
Non-Captive Diversified	3.1
Transportation Services	2.5
Property & Casualty Insurance	2.1
REITs	2.0
Other Investments, less than 2% each	33.4
Short-Term Investments	2.4

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

CURRENCY EXPOSURE AT MARCH 31, 2010 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	70.1%
Canadian Dollar	15.7
New Zealand Dollar	3.0
Norwegian Krone	2.7
Australian Dollar	2.3
Other, less than 2% each	4.8

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Bond Fund	Fixed Income Fund

Assets
Investments at cost	$18,209,674,676	$718,391,708
Net unrealized appreciation	812,816,554	61,641,554

Investments at value	19,022,491,230	780,033,262
Cash	927,569	47,400
Collateral received on open forward foreign currency contracts (Note 2)	—	—
Foreign currency at value (identified cost $14,615,474, $358,781, $36,764,830, $0, $225,228, $0 and $173,179)	13,840,659	312,237
Receivable for Fund shares sold	45,676,001	42,051
Receivable for securities sold	21,268,167	742,944
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—
Dividends and interest receivable	287,150,507	11,055,655
Tax reclaims receivable	346,490	14,594
Receivable from investment adviser (Note 6)	—	—

Total Assets	19,391,700,623	792,248,143

Liabilities
Payable for securities purchased	11,763,332	170,103
Payable for Fund shares redeemed	42,346,939	2,961,042
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—
Due to broker (Note 2)	—	—
Management fees payable (Note 6)	8,756,586	335,957
Administrative fees payable (Note 6)	791,492	32,572
Deferred Trustees’ fees (Note 6)	625,991	80,515
Foreign taxes payable (Note 2)	150,197	7,043
Other accounts payable and accrued expenses	807,700	22,846

Total Liabilities	65,242,237	3,610,078

Net Assets	$19,326,458,386	$788,638,065

Net Assets consist of:
Paid-in capital	$19,221,253,596	$730,562,924
Undistributed net investment income/(Distributions in excess of net investment income)	(20,691,032)	11,068,431
Accumulated net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(685,706,751)	(14,552,646)
Net unrealized appreciation on investments and foreign currency translations	811,602,573	61,559,356

Net Assets	$19,326,458,386	$788,638,065

Computation of Net Asset Value and Offering Price:
Institutional Class:
Net assets	$10,994,927,778	$788,638,065

Shares of beneficial interest	796,686,934	59,303,275

Net asset value, offering and redemption price per share	$13.80	$13.30

Retail Class:
Net assets	$8,082,342,388	$—

Shares of beneficial interest	587,709,711	—

Net asset value, offering and redemption price per share	$13.75	$—

Admin Class:
Net assets	$249,188,220	$—

Shares of beneficial interest	18,161,848	—

Net asset value, offering and redemption price per share	$13.72	$—

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$2,020,429,232	$14,799,699	$311,531,443	$30,319,403	$454,065,507
22,586,528	190,149	54,784,829	1,516,543	46,454,999
2,043,015,760	14,989,848	366,316,272	31,835,946	500,520,506
88,916	—	42,336	—	48,060
704,861	—	—	—	—

37,307,501	—	221,283	—	159,684
5,111,235	2,416	—	—	—
50,824,882	—	1,360,650	—	133,808
1,240,443	—	—	—	—
29,135,124	107,994	5,245,331	267,680	7,210,400
2,438	—	2,319	276	22,589
—	5,725	—	84	—
2,167,431,160	15,105,983	373,188,191	32,103,986	508,095,047

42,000,328	—	—	29,963	57,865
1,917,173	6,305	5,872	—	—
798,127	—	—	—	—
704,861	—	—	—	—
1,077,028	—	192,076	—	173,387
86,858	595	15,518	1,306	21,013
140,151	39,909	52,012	42,222	58,255
25	—	1,587	—	2,763
58,385	25,872	13,073	21,697	19,901
46,782,936	72,681	280,138	95,188	333,184
$2,120,648,224	$15,033,302	$372,908,053	$32,008,798	$507,761,863

$2,171,235,331	$15,609,412	$299,075,158	$31,670,378	$454,156,037

(9,254,546)	(67,588)	6,093,060	5,887	(552,915)

(64,483,930)	(698,766)	12,970,180	(1,184,010)	7,709,032
23,151,369	190,244	54,769,655	1,516,543	46,449,709
$2,120,648,224	$15,033,302	$372,908,053	$32,008,798	$507,761,863

$1,134,458,419	$15,033,302	$372,908,053	$32,008,798	$507,761,863
70,943,397	1,422,980	48,029,986	3,147,227	39,592,816
$15.99	$10.56	$7.76	$10.17	$12.82

$986,189,805	$—	$—	$—	$—
62,209,107	—	—	—	—
$15.85	$—	$—	$—	$—

$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	Bond Fund	Fixed Income Fund

Investment Income
Interest	$599,736,016	$24,312,787
Dividends	12,265,808	615,374
Less net foreign taxes withheld	—	—

	612,001,824	24,928,161

Expenses
Management fees (Note 6)	48,369,372	1,945,866
Service and distribution fees (Note 6)	10,372,931	—
Trustees’ fees and expenses (Note 6)	156,559	12,651
Administrative fees (Note 6)	4,555,417	188,325
Custodian fees and expenses	514,925	33,401
Transfer agent fees and expenses (Notes 6 and 7)	6,191,829	1,429
Audit and tax services fees	27,646	22,080
Legal fees	191,474	8,025
Shareholder reporting expenses	852,267	1,817
Registration fees	266,440	14,935
Fee/expense recovery (Note 6)	373,663	—
Miscellaneous expenses	291,836	14,050

Total expenses	72,164,359	2,242,579
Less fee reduction and/or expense reimbursement (Note 6)	—	—

Net expenses	72,164,359	2,242,579

Net investment income	539,837,465	22,685,582

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	177,882,960	7,402,154
Futures contracts	—	—
Swap agreements	—	—
Foreign currency transactions	1,939,347	102,504

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	987,664,144	34,822,640
Futures contracts	—	—
Swap agreements	—	—
Foreign currency translations	(4,803,184)	(199,586)

Net realized and unrealized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	1,162,683,267	42,127,712

Net Increase in Net Assets Resulting from Operations	$1,702,520,732	$64,813,294

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$43,104,073	$235,561	$15,957,294	$658,522	$15,076,012
—	—	735,616	—	167,241
(54,897)	—	(48,733)	(7)	—
43,049,176	235,561	16,644,177	658,515	15,243,253

5,657,723	17,697	1,268,082	37,975	1,036,179
1,221,380	—	—	—	—
22,759	6,176	9,742	6,324	10,480
500,075	3,426	102,272	7,351	125,359
95,174	8,893	42,570	9,920	23,077
625,691	3,653	3,844	657	1,036
26,154	19,839	21,158	19,738	20,510
20,902	144	4,662	298	5,507
92,893	522	3,153	653	1,317
67,210	14,927	19,421	12,562	14,452
98,062	—	—	—	—
33,257	2,241	8,700	2,461	9,950
8,461,280	77,518	1,483,604	97,939	1,247,867
—	(49,203)	—	(37,179)	—
8,461,280	28,315	1,483,604	60,760	1,247,867
34,587,896	207,246	15,160,573	597,755	13,995,386

36,324,186	67,836	23,490,487	117,210	9,789,515
—	—	—	32,937	—
(790,118)	—	—	—	—
4,847,535	1,328	(5,014)	—	65,249

(41,801,974)	79,626	11,634,742	587,107	7,736,469
—	—	—	(21,914)	—
197,561	—	—	—	—
(2,137,960)	(1,106)	(25,439)	—	(75,319)

(3,360,770)	147,684	35,094,776	715,340	17,515,914

$31,227,126	$354,930	$50,255,349	$1,313,095	$31,511,300

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Bond Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$539,837,465	$1,080,512,433
Net realized gain (loss) on investments and foreign currency transactions	179,822,307	(1,010,333,974)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	982,860,960	2,913,600,501

Net increase in net assets resulting from operations	1,702,520,732	2,983,778,960

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(323,072,649)	(619,050,919)
Retail Class	(224,648,447)	(461,177,153)
Admin Class	(6,450,080)	(13,908,985)
Net Realized Capital Gains
Institutional Class	—	(64,404,701)
Retail Class	—	(54,894,455)
Admin Class	—	(1,827,140)

Total distributions	(554,171,176)	(1,215,263,353)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 11)	(550,332,488)	2,269,216,544

Net increase in net assets	598,017,068	4,037,732,151
Net Assets
Beginning of the period	18,728,441,318	14,690,709,167

End of the period	$19,326,458,386	$18,728,441,318

Distributions in Excess of Net Investment Income	$(20,691,032)	$(6,357,321)

Fixed Income Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$22,685,582	$45,139,932
Net realized gain (loss) on investments and foreign currency transactions	7,504,658	(23,048,485)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	34,623,054	107,846,442

Net increase in net assets resulting from operations	64,813,294	129,937,889

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(42,551,309)	(44,598,886)
Net Realized Capital Gains
Institutional Class	—	(12,700,279)

Total distributions	(42,551,309)	(57,299,165)

Net Increase in Net Assets from Capital Share Transactions (Note 11)	4,420,652	64,830,887

Net increase in net assets	26,682,637	137,469,611
Net Assets
Beginning of the period	761,955,428	624,485,817

End of the period	$788,638,065	$761,955,428

Undistributed Net Investment Income	$11,068,431	$30,934,158

See accompanying notes to financial statements.

Global Bond Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$34,587,896	$77,247,236
Net realized gain (loss) on investments, swap agreements and foreign currency transactions	40,381,603	(92,453,436)
Net change in unrealized appreciation (depreciation) on investments, swap agreements and foreign currency translations	(43,742,373)	268,906,689

Net increase in net assets resulting from operations	31,227,126	253,700,489

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(25,104,924)	(55,958,395)
Retail Class	(21,094,296)	(50,692,695)
Net Realized Capital Gains
Institutional Class	—	—
Retail Class	—	—

Total distributions	(46,199,220)	(106,651,090)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 11)	184,413,871	(426,483,756)

Net increase (decrease) in net assets	169,441,777	(279,434,357)
Net Assets
Beginning of the period	1,951,206,447	2,230,640,804

End of the period	$2,120,648,224	$1,951,206,447

Undistributed Net Investment Income/(Distributions in Excess of Net Investment Income)	$(9,254,546)	$2,356,778

Inflation Protected Securities Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$207,246	$118,144
Net realized gain (loss) on investments and foreign currency transactions	69,164	(514,279)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	78,520	1,234,805

Net increase in net assets resulting from operations	354,930	838,670

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(238,407)	(145,315)
Net Realized Capital Gains
Institutional Class	—	—

Total distributions	(238,407)	(145,315)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 11)	940,790	(2,750,472)

Net increase (decrease) in net assets	1,057,313	(2,057,117)
Net Assets
Beginning of the period	13,975,989	16,033,106

End of the period	$15,033,302	$13,975,989

Distributions in Excess of Net Investment Income	$(67,588)	$(36,427)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS – continued

Institutional High Income Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$15,160,573	$27,703,156
Net realized gain (loss) on investments and foreign currency transactions	23,485,473	(10,766,213)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,609,303	78,711,449

Net increase in net assets resulting from operations	50,255,349	95,648,392

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(30,543,921)	(17,646,157)
Net Realized Capital Gains
Institutional Class	(11,736)	(3,337,874)

Total distributions	(30,555,657)	(20,984,031)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 11)	(105,307,638)	169,650,687

Net increase (decrease) in net assets	(85,607,946)	244,315,048
Net Assets
Beginning of the period	458,515,999	214,200,951

End of the period	$372,908,053	$458,515,999

Undistributed Net Investment Income	$6,093,060	$21,476,408

Intermediate Duration Fixed Income Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$597,755	$1,406,865
Net realized gain (loss) on investments and futures contracts	150,147	(271,669)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	565,193	2,844,302

Net increase in net assets resulting from operations	1,313,095	3,979,498

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(654,312)	(1,361,910)
Net Realized Capital gains
Institutional Class	—	—

Total distributions	(654,312)	(1,361,910)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 11)	3,322,686	(7,338,103)

Net increase (decrease) in net assets	3,981,469	(4,720,515)
Net Assets
Beginning of the period	28,027,329	32,747,844

End of the period	$32,008,798	$28,027,329

Undistributed Net Investment Income	$5,887	$62,444

See accompanying notes to financial statements.

Investment Grade Fixed Income Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$13,995,386	$22,961,017
Net realized gain (loss) on investments and foreign currency transactions	9,854,764	(3,520,541)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,661,150	69,572,140

Net increase in net assets resulting from operations	31,511,300	89,012,616

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(14,360,842)	(25,648,228)
Net Realized Capital Gains
Institutional Class	—	(3,479,011)

Total distributions	(14,360,842)	(29,127,239)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 11)	(34,892,560)	187,755,770

Net increase (decrease) in net assets	(17,742,102)	247,641,147
Net Assets
Beginning of the period	525,503,965	277,862,818

End of the period	$507,761,863	$525,503,965

Distributions in Excess of Net Investment Income	$(552,915)	$(187,459)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Bond Fund

Institutional Class
3/31/2010(g)	12.99	0.39	0.82	1.21	(0.40)	—	(0.40)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)
9/30/2006	13.81	0.72	0.47	1.19	(0.87)	—	(0.87)
9/30/2005	13.46	0.67	0.57	1.24	(0.89)	—	(0.89)

Retail Class
3/31/2010 (g)	12.94	0.37	0.82	1.19	(0.38)	—	(0.38)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)
9/30/2006	13.78	0.69	0.47	1.16	(0.84)	—	(0.84)
9/30/2005	13.44	0.64	0.57	1.21	(0.87)	—	(0.87)

Admin Class
3/31/2010 (g)	12.91	0.35	0.82	1.17	(0.36)	—	(0.36)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)
9/30/2006	13.75	0.65	0.48	1.13	(0.81)	—	(0.81)
9/30/2005	13.42	0.60	0.56	1.16	(0.83)	—	(0.83)

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 2, 2008, redemption fees were eliminated.

(d) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(f) Computed on an annualized basis for periods less than one year, if applicable.

(g) For the six months ended March 31, 2010 (Unaudited).

(h) Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.

(i) Includes fee/expense recovery of 0.02%.

(j) Includes fee/expense recovery of 0.01% and 0.02% for the Retail Class and Admin Class, respectively.

(k) Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (%)(f)	Portfolio turnover rate (%)

$—	$13.80	9.48	$10,994,928	0.63		0.63		5.87	14
—	12.99	19.84	10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.28	7,716,061	0.67	(h)	0.67		5.75	20
0.00	14.13	9.00	4,742,622	0.75	(i)	0.75	(i)	5.20	26
0.00	13.81	9.46	3,303,997	0.75		0.79		4.91	22

—	13.75	9.34	8,082,342	0.94	(j)	0.94	(j)	5.56	14
—	12.94	19.46	7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(k)	0.94	(k)	6.49	26
0.00	14.67	9.93	6,432,333	0.97	(h)	0.97		5.49	20
0.00	14.10	8.79	2,232,632	1.00		1.01		4.99	26
0.00	13.78	9.19	707,394	1.00		1.05		4.64	22

—	13.72	9.23	249,188	1.20	(j)	1.20	(j)	5.30	14
—	12.91	19.21	226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26
0.00	14.64	9.66	193,850	1.23	(h)(k)	1.23	(k)	5.20	20
0.00	14.07	8.51	106,941	1.25		1.29		4.71	26
0.00	13.75	8.86	64,263	1.25		1.31		4.39	22

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Fixed Income Fund

Institutional Class
3/31/2010(f)	$12.94	$0.38	$0.71	$1.09	$(0.73)	$—	$(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)
9/30/2006	13.88	0.74	0.30	1.04	(1.03)	—	(1.03)
9/30/2005	13.93	0.75	0.58	1.33	(1.38)	—	(1.38)

Global Bond Fund

Institutional Class
3/31/2010(f)	$16.09	$0.28	$(0.01)	$0.27	$(0.37)	$—	(0.37)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)
9/30/2006	15.57	0.48	0.16	0.64	(0.70)	(0.08)	(0.78)
9/30/2005	15.59	0.44	0.05	0.49	(0.46)	(0.05)	(0.51)

Retail Class
3/31/2010(f)	15.96	0.25	(0.02)	0.23	(0.34)	—	(0.34)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)
9/30/2006	15.43	0.44	0.15	0.59	(0.65)	(0.08)	(0.73)
9/30/2005	15.46	0.40	0.05	0.45	(0.43)	(0.05)	(0.48)

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(d) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) For the six months ended March 31, 2010 (Unaudited).

(g) Includes fee/expense recovery of less than 0.01% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively.

(h) Effective June 2, 2008, redemption fees were eliminated.

(i) Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$—		$13.30	8.68	$788,638	0.58		0.58		5.83	10
—		12.94	19.55	761,955	0.58		0.58		7.11	29
—		12.15	(9.42)	624,486	0.58		0.58		6.43	30
—		14.49	11.31	605,100	0.60		0.60		5.96	22
—		13.89	8.06	456,011	0.60	(g)	0.60	(g)	5.48	40
—		13.88	9.90	444,552	0.65		0.65		5.47	34

$—		$15.99	1.69	$1,134,458	0.66		0.66		3.51	42
—		16.09	19.19	1,032,465	0.68		0.68		4.76	75
0.00	(h)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60
0.00		15.83	8.70	996,046	0.68		0.68		3.84	95
0.00		15.43	4.32	643,991	0.74	(g)	0.74	(g)	3.21	77
0.00		15.57	3.05	553,704	0.75		0.80		2.75	63

—		15.85	1.47	986,190	1.00	(i)	1.00	(i)	3.17	42
—		15.96	18.81	918,742	1.00		1.02		4.46	75
0.00	(h)	14.31	(4.45)	1,073,466	1.00	(i)	1.00	(i)	4.02	60
0.00		15.71	8.36	874,575	1.00		1.04		3.53	95
0.00		15.29	4.03	540,697	1.00		1.09		2.93	77
0.00		15.43	2.84	699,498	1.00		1.09		2.57	63

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
Inflation Protected Securities Fund

Institutional Class
3/31/2010(f)	$10.46	$0.16		$0.11	$0.27	$(0.17)	$—	$(0.17)
9/30/2009	9.86	0.09	(g)	0.61	0.70	(0.10)	—	(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)
9/30/2007	10.30	0.47		0.03	0.50	(0.49)	—	(0.49)
9/30/2006	10.84	0.52		(0.38)	0.14	(0.63)	(0.05)	(0.68)
9/30/2005	11.02	0.42		(0.08)	0.34	(0.52)	—	(0.52)

Institutional High Income Fund

Institutional Class
3/31/2010(f)	$7.40	$0.27		$0.61	$0.88	$(0.52)	$(0.00)	$(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)
9/30/2007	8.11	0.55		0.30	0.85	(0.51)	—	(0.51)
9/30/2006	7.80	0.50		0.34	0.84	(0.53)	—	(0.53)
9/30/2005	7.50	0.55		0.39	0.94	(0.64)	—	(0.64)

Intermediate Duration Fixed Income Fund

Institutional Class
3/31/2010(f)	$9.95	$0.20		$0.24	$0.44	$(0.22)	$—	$(0.22)
9/30/2009	8.95	0.48		0.98	1.46	(0.46)	—	(0.46)
9/30/2008	9.47	0.47		(0.50)	(0.03)	(0.49)	—	(0.49)
9/30/2007	9.50	0.45		(0.01)	0.44	(0.47)	—	(0.47)
9/30/2006	9.60	0.42		(0.07)	0.35	(0.45)	—	(0.45)
9/30/2005	9.92	0.40		(0.25)	0.15	(0.45)	(0.02)	(0.47)

Investment Grade Fixed Income Fund

Institutional Class
3/31/2010(f)	$12.39	$0.34		$0.44	$0.78	$(0.35)	$—	$(0.35)
9/30/2009	11.36	0.67		1.31	1.98	(0.81)	(0.14)	(0.95)
9/30/2008	12.96	0.76		(1.47)	(0.71)	(0.89)	—	(0.89)
9/30/2007	12.63	0.70		0.53	1.23	(0.90)	—	(0.90)
9/30/2006	13.28	0.60		0.22	0.82	(0.92)	(0.55)	(1.47)
9/30/2005	13.54	0.57		0.27	0.84	(0.83)	(0.27)	(1.10)

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(d) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) For the six months ended March 31, 2010 (Unaudited).

(g) Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.

(h) Effective July 1, 2005, the Inflation Protected Securities Fund and the Intermediate Duration Fixed Income Fund decreased their net expense limitations to 0.40% and 0.40%, respectively, from 0.50% and 0.45%, respectively.

(i) Includes fee/expense recovery of 0.01%.

(j) Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)		Portfolio turnover rate (%)

$10.56	2.62	$15,033	0.40		1.10		2.93		20
10.46	7.21	13,976	0.40		1.11		0.88	(g)	12
9.86	2.64	16,033	0.40		0.95		6.85		22
10.31	5.05	13,468	0.40		1.28		4.60		26
10.30	1.48	9,053	0.40		1.69		4.96		41
10.84	3.12	9,298	0.49	(h)	1.54		3.81		141

$7.76	12.43	$372,908	0.70		0.70		7.17		9
7.40	20.82	458,516	0.72		0.72		9.54		37
6.87	(11.70)	214,201	0.72		0.72		7.70		35
8.45	10.81	187,568	0.75	(i)	0.75	(i)	6.60		31
8.11	11.56	141,318	0.75		0.79		6.40		23
7.80	12.99	110,533	0.75		0.82		7.24		22

$10.17	4.42	$32,009	0.40		0.64		3.94		24
9.95	16.99	28,027	0.40		0.68		5.24		52
8.95	(0.46)	32,748	0.40		0.59		5.00		65
9.47	4.76	31,445	0.40		0.61		4.71		87
9.50	3.82	41,851	0.40		0.62		4.48		62
9.60	1.50	40,628	0.44	(h)	0.68		4.10		50

$12.82	6.35	$507,762	0.48		0.48		5.40		13
12.39	19.35	525,504	0.49		0.49		6.10		22
11.36	(6.00)	277,863	0.50		0.50		5.98		32
12.96	10.19	261,741	0.53		0.53		5.52		23
12.63	6.81	173,549	0.55	(j)	0.55	(j)	4.79		50
13.28	6.42	186,749	0.55		0.58		4.28		42

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.   Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Fixed Income Fund (the “Intermediate Duration Fixed Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements except as disclosed in Note 12.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Each Fund that may invest in foreign investments may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or liquid securities. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

At March 31, 2010, there were no open futures contracts.

f.  Swap Agreements. Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must pay the protection buyer the agreed upon notional value (“par value”) of the reference obligation in exchange for the reference obligation (or may pay the difference between the par value and market value of the reference obligation). The Funds may also make upfront payments as the protection buyer or receive upfront payments as the protection seller.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statement of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Operations as realized gain or loss when received or paid. Upfront fees received or paid by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements. The Funds cover their net obligations under outstanding credit default swaps by segregating liquid assets in the form of collateral.

At March 31, 2010, there were no open credit default swaps.

g.  Federal and Foreign Income Taxes. The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

h.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, defaulted bond adjustments, discount adjustments on inflation-protected securities, paydown gains and losses, premium amortization accruals, dividend redesignations, return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, securities lending collateral gain/loss adjustments, forward contracts mark to market, futures contracts mark to market, defaulted bond interest, REIT basis adjustments and adjustments to inflation-protected securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$1,098,166,549	$117,096,804	$1,215,263,353
Fixed Income Fund	48,541,199	8,757,966	57,299,165
Global Bond Fund	106,651,090	—	106,651,090
Inflation Protected Securities Fund	145,315	—	145,315
Institutional High Income Fund	19,751,808	1,232,223	20,984,031
Intermediate Duration Fixed Income Fund	1,361,910	—	1,361,910
Investment Grade Fixed Income Fund	26,583,130	2,544,109	29,127,239

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

Capital loss carryforward:	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
Expires September 30, 2013	$—	$—	$—	$—
Expires September 30, 2014	—	—	(1,046,616)	(19,853)
Expires September 30, 2015	—	—	(5,497,643)	(155,005)
Expires September 30, 2016	—	—	(3,309,847)	—
Expires September 30, 2017	(73,277,381)	(129,506)	(21,329,772)	(110,122)

Total capital loss carryforward	(73,277,381)	(129,506)	(31,183,878)	(284,980)

Deferred net capital losses (post-October 2008)	(708,591,846)	(19,706,451)	(67,714,661)	(364,539)

Capital loss carryforward:	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund
Expires September 30, 2013	$—	$(3,797)	$—
Expires September 30, 2014	—	(186,919)	—
Expires September 30, 2015	—	(326,220)	—
Expires September 30, 2016	—	(222,423)	—
Expires September 30, 2017	—	(460,684)	—

Total capital loss carryforward	—	(1,200,043)	—

Deferred net capital losses (post-October 2008)	(9,779,704)	(93,838)	(1,345,945)

i.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

j.  Delayed Delivery Commitments. Purchases of delayed delivery instruments may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

k.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan.

l.   Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m. Due to/from Brokers. Transactions and positions in forward foreign currency contracts and credit default swaps are primarily maintained, cleared and held by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due to/from brokers’ balances in the Statement of Assets and Liabilities represent cash and/or securities received or paid as collateral for forward foreign currency contracts and/or credit default swaps. In certain circumstances the Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

3.   Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$147,753,189	$21,338,340	$169,091,529
Integrated Energy	—	—	1,296,355	1,296,355
Non-Captive Diversified	—	1,401,024,618	4,156,425	1,405,181,043
Property & Casualty Insurance	—	154,706,273	5,848,000	160,554,273
All Other Non-Convertible Bonds(a)	—	14,646,858,263	—	14,646,858,263

Total Non-Convertible Bonds	—	16,350,342,343	32,639,120	16,382,981,463

Convertible Bonds(a)	—	1,482,949,678	—	1,482,949,678
Municipals(a)	—	215,589,734	—	215,589,734

Total Bonds and Notes	—	18,048,881,755	32,639,120	18,081,520,875
Bank Loans(a)	—	119,714,307	—	119,714,307

Preferred Stocks
Convertible Preferred Stocks
Automotive	92,418,871	—	—	92,418,871
Capital Markets	—	10,708,150	—	10,708,150
Commercial Banks	8,004,561	—	—	8,004,561
Diversified Financial Services	—	9,756,640	—	9,756,640
Electric Utilities	—	15,660,948	7,293,125	22,954,073
Hotels, Restaurants & Leisure	1	—	—	1
Machinery	—	6,816,293	—	6,816,293
Oil, Gas & Consumable Fuels	7,304,290	9,762,353	—	17,066,643
REITs	—	970,160	—	970,160
Semiconductors & Semiconductor Equipment	—	35,235,736	—	35,235,736

Total Convertible Preferred Stocks	107,727,723	88,910,280	7,293,125	203,931,128

Non-Convertible Preferred Stocks
Banking	—	40,279,577	—	40,279,577
Diversified Financial Services	1,101,340	21,308,523	—	22,409,863
Electric Utilities	1,128,000	630,507	—	1,758,507
REITs	8,164,728	2,452,009	—	10,616,737
Software	—	38,225,625	—	38,225,625
Thrifts & Mortgage Finance	21,256,885	15,679,872	—	36,936,757

Total Non-Convertible Preferred Stocks	31,650,953	118,576,113	—	150,227,066

Total Preferred Stocks	139,378,676	207,486,393	7,293,125	354,158,194

Common Stocks(a)	127,235,374	—	—	127,235,374
Closed End Investment Companies	37,533,624	—	—	37,533,624
Warrants(a)	—	—	9,747,923	9,747,923
Short-Term Investments	—	292,580,933	—	292,580,933

Total	$304,147,674	$18,668,663,388	$49,680,168	$19,022,491,230

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$7,698,084	$3,720,400	$11,418,484
Integrated Energy	—	—	1,080,295	1,080,295
Non-Captive Diversified	—	40,176,433	22,050	40,198,483
Property & Casualty Insurance	—	9,521,730	1,050,600	10,572,330
All Other Non-Convertible Bonds(a)	—	619,965,226	—	619,965,226

Total Non-Convertible Bonds	—	677,361,473	5,873,345	683,234,818

Convertible Bonds(a)	—	46,600,941	—	46,600,941
Municipals(a)	—	7,581,194	—	7,581,194

Total Bonds and Notes	—	731,543,608	5,873,345	737,416,953

Bank Loans(a)	—	1,327,215	—	1,327,215

Preferred Stocks
Convertible Preferred Stocks
Automotive	3,789,349	—	—	3,789,349
Capital Markets	—	1,009,269	—	1,009,269
Diversified Financial Services	—	1,770,976	—	1,770,976
Electric Utilities	—	451,875	—	451,875
Machinery	—	909,745	—	909,745
Oil, Gas & Consumable Fuels	64,805	754,975	—	819,780
REITs	—	45,250	—	45,250
Semiconductors & Semiconductor Equipment	—	2,957,140	—	2,957,140

Total Convertible Preferred Stocks	3,854,154	7,899,230	—	11,753,384

Non-Convertible Preferred Stocks
Banking	—	854,482	—	854,482
Diversified Financial Services	103,900	2,780,010	—	2,883,910
Electric Utilities	371,760	238,622	—	610,382
Software	—	3,017,813	—	3,017,813
Thrifts & Mortgage Finance	657,273	255,059	—	912,332

Total Non-Convertible Preferred Stocks	1,132,933	7,145,986	—	8,278,919

Total Preferred Stocks	4,987,087	15,045,216	—	20,032,303

Common Stocks(a)	11,893,209	—	—	11,893,209
Warrants(a)	—	—	294,907	294,907
Short-Term Investments	—	9,068,675	—	9,068,675

Total	$16,880,296	$756,984,714	$6,168,252	$780,033,262

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Global Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$2,014,624,498	$—	$2,014,624,498
Preferred Stocks	722,467	1,412,735	—	2,135,202
Short-Term Investments	—	26,256,060	—	26,256,060

Total Investments	722,467	2,042,293,293	—	2,043,015,760

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,240,443	—	1,240,443

Total	$722,467	$2,043,533,736	$—	$2,044,256,203

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(798,127)	$—	$(798,127)

(a) Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$14,513,275	$—	$14,513,275
Preferred Stocks	1,473	4,445	—	5,918
Short-Term Investments	—	470,655	—	470,655

Total	$1,473	$14,988,375	$—	$14,989,848

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$7,150,805	$1,295,040	$8,445,845
Non-Captive Diversified	—	21,848,299	14,700	21,862,999
Property & Casualty Insurance	—	—	469,200	469,200
Wirelines	—	22,733,952	866,801	23,600,753
All Other Non-Convertible Bonds(a)	—	201,087,775	—	201,087,775

Total Non-Convertible Bonds	—	252,820,831	2,645,741	255,466,572

Convertible Bonds(a)	—	78,429,099	—	78,429,099

Total Bonds and Notes	—	331,249,930	2,645,741	333,895,671

Bank Loans(a)	—	2,226,164	—	2,226,164

Common Stocks(a)	11,871,956	—	—	11,871,956

Preferred Stocks
Convertible Preferred Stocks
Automotive	1,492,131	—	—	1,492,131
Commercial Banks	134,826	—	—	134,826
Diversified Financial Services	—	454,400	—	454,400
Electric Utilities	—	773,565	145,250	918,815
Hotels, Restaurants & Leisure	4	—	—	4

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Institutional High Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks – continued
Convertible Preferred Stocks – continued
Machinery	$—	$431,631	$—	$431,631
Oil, Gas & Consumable Fuels	—	213,038	—	213,038
REITs	—	19,910	—	19,910
Semiconductors & Semiconductor Equipment	—	915,400	—	915,400

Total Convertible Preferred Stocks	1,626,961	2,807,944	145,250	4,580,155

Non-Convertible Preferred Stocks
Banking	—	341,488	—	341,488
Diversified Financial Services	374,040	—	—	374,040
REITs	162,466	—	—	162,466
Thrifts & Mortgage Finance	515,146	954,922	—	1,470,068

Total Non-Convertible Preferred Stocks	1,051,652	1,296,410	—	2,348,062

Total Preferred Stocks	2,678,613	4,104,354	145,250	6,928,217

Closed End Investment Companies	690,033	—	—	690,033
Warrants(a)	—	—	352,097	352,097
Short-Term Investments	—	10,352,134	—	10,352,134

Total	$15,240,602	$347,932,582	$3,143,088	$366,316,272

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Intermediate Duration Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$119,988	$119,988
All Other Non-Convertible Bonds(a)	—	30,400,176	—	30,400,176

Total Non-Convertible Bonds	—	30,400,176	119,988	30,520,164

Total Bonds and Notes	—	30,400,176	119,988	30,520,164

Short-Term Investments	—	1,315,782	—	1,315,782

Total	$—	$31,715,958	$119,988	$31,835,946

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$92,037	$92,037
Hybrid ARMs	—	761,645	304,139	1,065,784
Property & Casualty Insurance	—	10,581,738	40,800	10,622,538
All Other Non-Convertible Bonds(a)	—	458,224,295	—	458,224,295

Total Non-Convertible Bonds	—	469,567,678	436,976	470,004,654

Investment Grade Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Convertible Bonds(a)	$—	$7,758,496	$—	$7,758,496
Municipals(a)	—	3,449,557	—	3,449,557

Total Bonds and Notes	—	480,775,731	436,976	481,212,707

Preferred Stocks
Non-Convertible Preferred Stocks
Banking	—	122,722	—	122,722
Diversified Financial Services	—	918,850	—	918,850
Electric Utilities	248,180	29,950	—	278,130
Software	—	3,017,813	—	3,017,813
Thrifts & Mortgage Finance	92,141	114,093	—	206,234

Total Non-Convertible Preferred Stocks	340,321	4,203,428	—	4,543,749

Convertible Preferred Stocks(a)	—	2,130,262	—	2,130,262

Total Preferred Stocks	340,321	6,333,690	—	6,674,011

Common Stocks(a)	560,246	—	—	560,246

Short-Term Investments	—	12,073,542	—	12,073,542

Total	$900,567	$499,182,963	$436,976	$500,520,506

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2010:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$4,164,511	$—	$30,899	$669,850	$(193,121)	$(4,672,139)	$—
Automotive	3,570,396	29,578	—	118,982	—	(3,718,956)	—
Chemicals	25,744,100	107,442	—	6,982,703	—	(11,495,905)	21,338,340
Diversified Manufacturing	30,625,436	246,600	—	1,493,379	843,003	(33,208,418)	—
Integrated Energy	1,447,652	—	—	(30,260)	(121,037)	—	1,296,355
Non-Captive Consumer	5,428,994	188,763	—	80,348	—	(5,698,105)	—
Non-Captive Diversified	4,017,538	142,546	—	1,527,861	2,072,059	(3,603,579)	4,156,425
Property & Casualty Insurance	—	2,367	—	2,061,633	—	3,784,000	5,848,000
Supranational	45,293,529	—	—	11,699,942	18,224,715	(75,218,186)	—
Technology	225,000	789	—	31,837	—	(257,626)	—
Convertible Bonds
Technology	7,657,650	93,331	61,155	383,504	(1,103,000)	(7,092,640)	—
Wirelines	68,341,380	94,656	—	8,609,199	—	(77,045,235)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	7,293,125	—	—	—	—	—	7,293,125
REITs	616,400	—	—	353,760	—	(970,160)	—
Warrants
Pharmaceuticals	—	—	—	9,747,923	—	—	9,747,923

Total	$204,425,711	$906,072	$92,054	$43,730,661	$19,722,619	$(219,196,949)	$49,680,168

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Automotive	$2,281,964	$5,347	$—	$93,245	$—	$(2,380,556)	$—
Chemicals	3,531,800	14,544	—	948,231	—	(774,175)	3,720,400
Integrated Energy	1,206,376	—	693	(25,910)	(100,864)	—	1,080,295
Life Insurance	450,000	2,167	—	37,928	—	(490,095)	—
Non-Captive Diversified	250,188	765	—	240,976	(485,554)	15,675	22,050
Property & Casualty Insurance	—	272	—	370,528	—	679,800	1,050,600
Convertible Bonds
Technology	330,330	3,498	2,587	17,135	(48,000)	(305,550)	—
Wirelines	3,222,400	4,463	—	405,937	—	(3,632,800)	—
Preferred Stocks
Convertible Preferred Stocks
REITs	28,750	—	—	16,500	—	(45,250)	—
Warrants
Pharmaceuticals	—	—	—	294,907	—	—	294,907

Total	$11,301,808	$31,056	$3,280	$2,399,477	$(634,418)	$(6,932,951)	$6,168,252

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$347,042	$—	$2,575	$55,821	$(16,093)	$(389,345)	$—
Automotive	355,516	1,304	—	13,876	—	(370,696)	—
Chemicals	2,658,860	19,808	—	742,378	—	(2,126,006)	1,295,040
Non-Captive Consumer	3,195,119	30,316	—	128,063	—	(3,353,498)	—
Non-Captive Diversified	—	169	—	4,081	—	10,450	14,700
Property & Casualty Insurance	—	175	—	165,425	—	303,600	469,200
Supranational	120,736	6,520	—	19,900	—	(147,156)	—
Wirelines	—	13,789	—	199,577	—	653,435	866,801
Convertible Bonds
Technology	1,204,840	28,644	20,741	35,275	(174,000)	(1,115,500)	—
Wirelines	2,342,600	3,245	—	295,105	—	(2,640,950)	—

Institutional High Income Fund

Asset Valuation Inputs – continued

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	$145,250	$—	$—	$—	$—	$—	$145,250
REITs	12,650	—	—	7,260	—	(19,910)	—
Warrants
Pharmaceuticals	—	—	—	352,097	—	—	352,097

Total	$10,382,613	$103,970	$23,316	$2,018,858	$(190,093)	$(9,195,576)	$3,143,088

Intermediate Duration Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$3	$119,985	$—	$119,988
ABS Home Equity	92,043	—	(27,868)	81,718	(145,893)	—	—

Total	$92,043	$—	$(27,868)	$81,721	$(25,908)	$—	$119,988

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$106,635	$—	$(70,494)	$111,055	$(178,261)	$123,102	$92,037
ABS Other	2,345,000	—	94	18,696	(734,773)	(1,629,017)	—
Airlines	1,697,038	—	—	285,556	(78,697)	(1,903,897)	—
Diversified Manufacturing	716,291	6,299	—	35,400	—	(757,990)	—
Hybrid ARMs	—	—	277	19,427	(14,884)	299,319	304,139
Non-Captive Consumer	656,624	347	—	32,201	—	(689,172)	—
Property & Casualty Insurance	—	18	—	14,382	—	26,400	40,800
Convertible Bonds
Technology	43,680	1,084	633	1,342	(6,000)	(40,739)	—

Total	$5,565,268	$7,748	$(69,490)	$518,059	$(1,012,615)	$(4,571,994)	$436,976

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

4.   Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts, futures contracts and swaps (including credit default swaps).

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the funds. During the six months ended March 31, 2010, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies, and Inflation Protected Securities Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage the Funds’ duration in order to control interest rate risk without having to buy or sell portfolio securities. Intermediate Duration Fixed Income Fund engaged in futures contract transactions during the six months ended March 31, 2010.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. The Funds may use credit default swaps to reduce their credit exposure to issuers of bonds they hold without having to sell the bonds. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of the fees paid by the protection buyer. Global Bond Fund engaged in credit default swap transactions as a protection buyer during the six months ended March 31, 2010.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts and swap transactions. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

The following is a summary of derivative instruments for Global Bond Fund as of March 31, 2010:

Asset Derivatives	Forwards
Foreign exchange contracts	$1,240,443

Statements of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forwards
Foreign exchange contracts	$ (798,127)

Statements of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments for Global Bond Fund during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Forwards	Swaps
Foreign exchange contracts	$5,074,948	$ —
Credit contracts	—	(790,118)

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions	Net realized gain (loss) on swap agreements

Change in Unrealized Appreciation (Depreciation)	Forwards	Swaps
Foreign exchange contracts	$(1,079,229)	$ —
Credit contracts	—	197,561

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations	Net change in unrealized appreciation (depreciation) on swap agreements

Transactions in derivative instruments for Inflation Protected Securities Fund during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$1,234

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$(1,234)

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations

Transactions in derivative instruments for Intermediate Duration Fixed Income Fund during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Futures
Interest rate contracts	$32,937

Statements of Operations Location	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Futures
Interest rate contracts	$(21,914)

Statements of Operations Location	Net change in unrealized appreciation (depreciation) on futures contracts

Volume of derivative activity for Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Fixed Income Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2010:

	Percentage of Net Assets
Global Bond Fund	Forwards	Swaps
Average Notional Amount Outstanding	5.67%	1.45%
Highest Notional Amount Outstanding	9.37%	1.74%
Lowest Notional Amount Outstanding	3.59%	0.00%
Notional Amount Outstanding as of March 31, 2010	9.37%	0.00%

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Percentage of Net Assets

Inflation Protected Securities Fund	Forwards*
Average Notional Amount Outstanding	0.57%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2010	0.00%

Intermediate Duration Fixed Income Fund	Futures*
Average Notional Amount Outstanding	0.72%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2010	0.00%

* Contracts outstanding at September 30, 2009 were closed during the first month of the period and are included in average notional amount outstanding.

5.   Purchases and Sales of Securities. For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$293,032,225	$12,572	$2,222,270,898	$2,631,417,450
Fixed Income Fund	7,750,681	—	70,230,254	89,569,877
Global Bond Fund	164,052,015	86,280,456	844,603,368	745,673,121
Inflation Protected Securities Fund	3,573,856	2,629,681	34,992	103,000
Institutional High Income Fund	—	—	35,173,061	155,502,805
Intermediate Duration Fixed Income Fund	5,186,428	1,356,277	5,576,333	5,489,633
Investment Grade Fixed Income Fund	—	7,232,914	62,613,443	77,353,482

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2010, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $1 Billion	Next $12 Billion	Over $15 Billion
Bond Fund	0.60%	0.60%	0.60%	0.50%	0.49%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Fixed Income Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fee payables, as reflected on the Statements of Assets and Liabilities, are net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	0.70%	0.95%	1.20%
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	—
Inflation Protected Securities Fund	0.40%	—	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Fixed Income Fund	0.40%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the six months ended March 31, 2010, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Bond Fund	$48,369,372	0.51%
Fixed Income Fund	1,945,866	0.50%
Global Bond Fund	5,657,723	0.55%
Inflation Protected Securities Fund	17,697	0.25%
Institutional High Income Fund	1,268,082	0.60%
Intermediate Duration Fixed Income Fund	37,975	0.25%
Investment Grade Fixed Income Fund	1,036,179	0.40%

For the six months ended March 31, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Inflation Protected Securities Fund	$49,203	$—	$—	$49,203
Intermediate Duration Fixed Income Fund	37,179	—	—	37,179

1Expense reimbursements are subject to possible recovery until September 30, 2011.

For the six months ended March 31, 2010, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$356,045	$17,618	$373,663
Global Bond Fund	—	98,062	—	98,062

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Bond Fund	$4,555,417
Fixed Income Fund	188,325
Global Bond Fund	500,075
Inflation Protected Securities Fund	3,426
Institutional High Income Fund	102,272
Intermediate Duration Fixed Income Fund	7,351
Investment Grade Fixed Income Fund	125,359

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Bond Fund and the Global Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”), and the Bond Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Bond Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Bond Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2010, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Retail Class	Admin Class	Retail Class	Admin Class
Bond Fund	$—	$292,894	$9,787,143	$292,894
Global Bond Fund	—	—	1,221,380	—

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$2,317,782	$3,049,520	$110,673
Fixed Income Fund	—	—	—
Global Bond Fund	135,266	454,166	—
Inflation Protected Securities Fund	2,864	—	—
Institutional High Income Fund	2,502	—	—
Intermediate Duration Fixed Income Fund	419	—	—
Investment Grade Fixed Income Fund	—	—	—

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Payments by Affiliates. For the six months ended March 31, 2010, Loomis Sayles reimbursed the Bond Fund and Institutional High Income Fund $111,332 and $2,783, respectively, for losses incurred in connection with a trading error.

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

7.  Class-Specific Expenses. For the six months ended March 31, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$2,487,526	$3,589,530	$114,773
Fixed Income Fund	1,429	—	—
Global Bond Fund	139,917	485,774	—
Inflation Protected Securities Fund	3,653	—	—
Institutional High Income Fund	3,844	—	—
Intermediate Duration Fixed Income Fund	657	—	—
Investment Grade Fixed Income Fund	1,036	—	—

8.   Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

9.   Concentration of Risk. Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

10.  Concentration of Ownership. At March 31, 2010, Loomis Sayles Distributors, L.P. and Loomis Sayles Trust Co. LLC owned 253,748 shares, equal to 17.83% of Inflation Protected Securities Fund’s shares outstanding. At March 31, 2010, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Bond Fund	$953,963	$2,151,095
Fixed Income Fund	—	—
Global Bond Fund	—	460,861
Inflation Protected Securities Fund	—	291,081
Institutional High Income Fund	—	1,288,427
Intermediate Duration Fixed Income Fund	—	55,828
Investment Grade Fixed Income Fund	—	—

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2010, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Fixed Income Fund	3	18.30%
Global Bond Fund	1	9.77%
Inflation Protected Securities Fund	3	23.80%
Institutional High Income Fund	2	10.56%
Intermediate Duration Fixed Income Fund	4	88.91%
Investment Grade Fixed Income Fund	4	32.69%

11.   Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	127,766,300	$1,705,394,940	447,762,869	$4,881,257,039
Issued in connection with the reinvestment of distributions	21,210,947	283,260,609	54,809,548	585,511,507
Issued from subscriptions-in-kind*	—	—	2,661,512	27,012,678
Redeemed	(188,217,120)	(2,507,113,893)	(310,096,324)	(3,370,767,748)

Net change	(39,239,873)	$(518,458,344)	195,137,605	$2,123,013,476

*	Issued in exchange for portfolio securities contributed to the Fund in-kind by shareholders on February 11, 2009 and March 6, 2009. Contributions included $8,628,801 of securities and $120,933 in receivables on February 11, 2009, and $17,854,274 of securities and $408,670 in receivables on March 6, 2009. These securities contributed on both dates were part of a portfolio that was previously managed by Loomis Sayles.

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	85,477,108	$1,141,153,059	262,029,984	$2,844,963,241
Issued in connection with the reinvestment of distributions	15,886,787	211,461,547	45,692,554	482,421,382
Redeemed	(104,486,984)	(1,393,384,305)	(296,153,704)	(3,178,299,099)

Net change	(3,123,089)	$(40,769,699)	11,568,834	$149,085,524

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,428,540	$45,574,958	6,268,750	$68,449,514
Issued in connection with the reinvestment of distributions	437,031	5,804,546	1,328,590	13,943,089
Redeemed	(3,207,770)	(42,483,949)	(7,894,921)	(85,275,059)

Net change	657,801	$8,895,555	(297,581)	$(2,882,456)

Increase (decrease) from capital share transactions	(41,705,161)	$(550,332,488)	206,408,858	$2,269,216,544

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

	Fixed Income Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,949,580	$51,634,810	12,051,705	$127,636,419
Issued in connection with the reinvestment of distributions	2,880,044	36,461,361	5,247,998	48,963,816
Redeemed	(6,411,128)	(83,675,519)	(9,798,873)	(111,769,348)

Increase (decrease) from capital share transactions	418,496	$4,420,652	7,500,830	$64,830,887

	Global Bond Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	14,053,535	$227,002,898	19,335,028	$274,432,928
Issued in connection with the reinvestment of distributions	1,406,240	22,657,900	3,749,367	50,235,682
Issued from subscriptions-in-kind*	—	—	6,336,840	91,884,176
Redeemed	(8,679,085)	(140,108,093)	(45,498,904)	(622,417,697)

Net change	6,780,690	$109,552,705	(16,077,669)	$(205,864,911)

*	Issued in exchange for portfolio securities contributed to the Fund in-kind by shareholders on June 11, 2009. Contributions included $90,341,115 of securities and $1,543,061 in receivables. These securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	15,213,936	$243,806,181	19,906,248	$283,551,918
Issued in connection with the reinvestment of distributions	1,269,824	20,290,543	3,660,217	48,438,738
Redeemed	(11,857,336)	(189,235,558)	(41,022,745)	(552,609,501)

Net change	4,626,424	$74,861,166	(17,456,280)	$(220,618,845)

Increase (decrease) from capital share transactions	11,407,114	$184,413,871	(33,533,949)	$(426,483,756)

	Inflation Protected Securities Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	523,007	$5,570,448	390,294	$3,782,304
Issued in connection with the reinvestment of distributions	19,227	203,650	12,682	124,583
Redeemed	(454,770)	(4,833,308)	(693,739)	(6,657,359)

Increase (decrease) from capital share transactions	87,464	$940,790	(290,763)	$(2,750,472)

	Institutional High Income Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,678,636	$35,003,496	39,568,017	$226,395,012
Issued in connection with the reinvestment of distributions	3,532,180	25,502,337	3,472,385	16,528,551
Redeemed	(22,149,785)	(165,813,471)	(12,239,881)	(73,272,876)

Increase (decrease) from capital share transactions	(13,938,969)	$(105,307,638)	30,800,521	$169,650,687

	Intermediate Duration Fixed Income Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	333,242	$3,356,550	100,635	$921,405
Issued in connection with the reinvestment of distributions	56,158	565,879	127,709	1,149,588
Redeemed	(59,687)	(599,743)	(1,067,803)	(9,409,096)

Increase (decrease) from capital share transactions	329,713	$3,322,686	(839,459)	$(7,338,103)

	Investment Grade Fixed Income Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,137,955	$26,986,539	20,294,294	$215,850,024
Issued in connection with the reinvestment of distributions	817,108	10,272,520	2,114,771	22,338,478
Redeemed	(5,761,289)	(72,151,619)	(4,465,866)	(50,432,732)

Increase (decrease) from capital share transactions	(2,806,226)	$(34,892,560)	17,943,199	$187,755,770

12.   Subsequent Event. Effective on or about May 28, 2010, Loomis Sayles Intermediate Duration Fixed Income Fund will change its name to Loomis Sayles Intermediate Duration Bond Fund, and the Fund’s principal investment strategies will be amended to limit the Fund’s holdings of non-investment grade securities to 10% of the Fund’s net assets and to eliminate the Fund’s ability to invest in non-U.S. dollar denominated securities.

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

SEMI-ANNUAL REPORT

MARCH 31, 2010 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles High Income Opportunities Fund

Matthew Eagan, CFA

Manager Since April 2004

Kathleen Gaffney, CFA

Manager Since April 2004

Dan Fuss, CFA, CIC

Manager Since April 2004

Elaine Stokes

Manager Since April 2004

KEY FUND FACTS

Symbol | LSIOX

Objective | High current income. Capital appreciation is the Fund’s secondary objective.

Strategy | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date | 4/12/04

Total Net Assets | $64.6 million

PORTFOLIO REVIEW

The momentum of the high-yield rally that emerged in early-2009 carried through the final quarter of the year and into the first three months of 2010. Strong fundamentals and improving economic prospects continued to fuel investor appetites for risk. Spreads among high-yield securities continued to narrow toward long-term averages, as technical strength, improved maturity profiles and cost-cutting initiatives among highly leveraged companies helped valuations. Additionally, declining default projections helped improve investor confidence, as primary markets continued to provide ample supply.

For the six months ended March 31, 2010, Loomis Sayles High Income Opportunities Fund returned 11.91%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 11.10% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Favorable security selection primarily accounted for the fund’s outperformance relative to its benchmark. In particular, strong credit selection among below investment-grade industrials contributed the most to overall portfolio performance, and our high-yield holdings in the consumer cyclical, non-cyclical and basic industry sectors continued to drive excess performance.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Security selection within convertibles contributed significantly to portfolio performance, propelled by the strong underlying equity performance of our automotive and pharmaceutical holdings. In addition, out-of-benchmark allocations to investment-grade financials and commercial mortgage-backed securities also helped boost relative performance. Our maturity strategy also was effective, as efforts to trade shorter-term maturities in favor of intermediate-term maturities helped boost the fund’s yield.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Although returns from below investment-grade financial, banking and insurance credits were positive throughout the period, our underweight allocations dragged down relative performance. In addition, a steepening yield curve weighed on returns. From a broader perspective, uncertainty surrounding credit issues in Greece and Dubai created high levels of volatility during the period.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the U.S. will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our

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opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S.-dollar-denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	Since Inception(a)

Loomis Sayles High Income Opportunities Fund
11.91%	59.90%	7.44%	8.08%

Barclays Capital U.S. Corporate High-Yield Bond Index(b)
11.10	56.18	7.78	7.62

Lipper High Current Yield Funds Index(b)
10.76	51.20	5.52	5.75

Expense Ratio(c)
Institutional Class: 0.00%

CUMULATIVE PERFORMANCE

Inception to March 31, 2010

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government.

Because the fund can invest a significant percentage of assets in foreign securities, the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Funds that invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Because the fund can invest a significant percentage of assets in debt securities that are rated below investment grade, the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. These events could reduce or eliminate the capacity of issuers of these securities to make principal and interest payments. Lower-rated debt securities have speculative characteristics because of the credit risk of their issuers and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the fund. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

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FUND AND MANAGER REVIEW

Loomis Sayles Securitized Asset Fund

Clifton Rowe, CFA

Manager since March 2006

Fan Hu, CFA

Manager since April 2006

(see special note on pg4)

Alessandro Pagani, CFA

Manager since February 2010

KEY FUND FACTS

Symbol | LSSAX

Objective | High level of current income consistent with capital preservation.

Strategy | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date | 3/2/06

Total Net Assets | $646.8 million

PORTFOLIO REVIEW

Mounting concerns about real estate values and the mortgage market caused mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) to become significantly undervalued during the first two quarters of 2009. In particular, MBS and CMBS issued by non-government-sponsored entities (GSEs) suffered the most, because they did not benefit from implied government support. Beginning in mid-2009 and continuing through the first quarter of 2010, investors began to recognize compelling values among these securities. As a result, risk preferences shifted away from safety and toward higher-quality non-GSE securities, and a rally ensued among non-GSE issues. CMBS posted robust returns, as weak fundamentals were less dire than prior expectations and as future expectations continued to improve. CMBS continued to see good demand coupled with low supply, which bolstered price movement leading to significant gains throughout the period.

For the six months ended March 31, 2010, Loomis Sayles Securitized Asset Fund returned 8.67%. The fund outperformed its benchmark, the Barclays Capital U.S. Securitized Bond Index, which returned 2.94% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

The fund’s holdings in sectors offering yield advantages relative to Treasuries, such as CMBS, ABS and non-GSE MBS, made the greatest contributions to performance.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

A combination of rising prices and significant yield advantages led to strong overall performance. In addition, our consumer ABS, backed by automobile and credit card loans, performed well as loan delinquencies stabilized at a level that we believe is well within the credit support provided by these securities. Our overweighted positions in CMBS and ABS also contributed to the fund’s outperformance.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Although we reduced our position in GSE MBS, exposure to this sector detracted from performance. As risk appetites improved, investors shifted away from lower-risk GSE MBS, causing these securities to underperform on a relative basis. In addition, our position in longer-term securities detracted from results. Yields among securities with maturities of 10 years and longer increased more than yields on shorter-term (one- to seven-year) securities.

WHAT IS YOUR OUTLOOK?

Looking ahead, we expect our mortgage positions to benefit from a relatively stable interest-rate environment.

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Our forecast calls for interest rates to increase gradually over the intermediate term. We will continue to take advantage of the steep yield curve, focusing on capturing income opportunities rather than price appreciation. We are maintaining our overweights in CMBS and ABS. Although we expect fundamental weakness to persist in the mortgage and consumer loan markets, we believe that the securities we hold are well protected from credit risk through credit enhancements and that they offer compelling value and attractive yields.

Special Note: Effective May 10, 2010, Fan Hu has left her position as Co-Portfolio Manager of the Fund.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	3 Years	Since Inception (a)

Loomis Sayles Securitized Asset Fund
8.67%	26.96%	7.90%	7.40%

Barclays Capital U.S. Securitized Bond Index(b)
2.94	7.99	6.55	6.28

Lipper U.S. Mortgage Funds Index(b)
2.94	8.82	5.52	5.45

Expense Ratio(c)
Institutional Class: 0.00%

CUMULATIVE PERFORMANCE

Inception to March 31, 2010

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date. (b) See page 5 for a description of the indices. (c) The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the fund. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government.

4

ADDITIONAL INFORMATION

Index Definitions

Lipper High Current Yield Funds Index is an unmanaged index which tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper U.S. Mortgage Funds Index is an unmanaged index which tracks the average performance of the 30 largest U.S. mortgage funds according to Lipper Inc.

Source: Lipper, Inc.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from October 1, 2009 through March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,119.10	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,024.93	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,086.70	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,024.93	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

5

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles High Income Opportunities Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 95.0% of Net Assets

NON-CONVERTIBLE BONDS – 84.1%

ABS Car Loan – 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, 5/15/2016	$60,000	$58,800
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/2018, 144A	170,000	177,650

		236,450

ABS Home Equity – 1.2%
Asset Backed Funding Certificates, Series 2006-HE1, Class A2B, 0.356%, 1/25/2037(b)	250,000	121,534
Fremont Home Loan Trust, Series 2004-D, Class M2, 0.846%, 11/25/2034(b)	250,000	152,871
GSAMP Trust, Series 2006-HE5, Class A2C, 0.396%, 8/25/2036(b)	275,000	107,379
Park Place Securities, Inc., Series 2005-WCW3, Class M1, 0.726%, 8/25/2035(b)	450,000	211,716
Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.896%, 10/25/2034(b)	75,000	42,102
Structured Asset Securities Corp., Series 2007-EQ1, Class A2, 0.336%, 3/25/2037(b)	223,172	141,789

		777,391

ABS Other – 0.1%
Diamond Resorts Owner Trust, Series 2009-1, Class B, 12.000%, 3/20/2026, 144A	85,038	79,023

Aerospace & Defense – 1.3%
Bombardier, Inc., 7.450%, 5/01/2034, 144A	885,000	814,200

Airlines – 3.2%
American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	48,908	46,463
Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	164,911	162,850
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	50,324	48,562
Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	117,894	113,768
Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	128,161	119,510
Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	14,398	13,678
Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	67,283	63,583
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	220,000	231,275
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	210,674	210,674
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	651,730	599,591
Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	481,891	440,820

		2,050,774

See accompanying notes to financial statements.

6

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Automotive – 3.1%
Cummins, Inc., 6.750%, 2/15/2027	$139,000	$132,672
Ford Motor Co., 6.625%, 2/15/2028	165,000	138,600
Ford Motor Co., 7.125%, 11/15/2025	35,000	29,837
Ford Motor Co., 7.450%, 7/16/2031	775,000	732,375
Ford Motor Co., 7.500%, 8/01/2026	110,000	97,625
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	225,000	237,065
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	320,000	276,000
Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	125,000	135,000
TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	200,000	193,000

		1,972,174

Building Materials – 1.7%
Masco Corp., 4.800%, 6/15/2015	110,000	106,122
Masco Corp., 6.500%, 8/15/2032	155,000	133,036
Owens Corning, Inc., 7.000%, 12/01/2036	130,000	127,372
Texas Industries, Inc., 7.250%, 7/15/2013	70,000	68,775
USG Corp., 6.300%, 11/15/2016	720,000	644,400
USG Corp., 9.500%, 1/15/2018	30,000	30,338

		1,110,043

Chemicals – 1.6%
Georgia Gulf Corp., 9.000%, 1/15/2017, 144A	60,000	62,775
Hercules, Inc., 6.500%, 6/30/2029	675,000	540,000
Koppers, Inc., 7.875%, 12/01/2019, 144A	110,000	113,300
LBI Escrow Corp., 8.000%, 11/01/2017, 144A	165,000	171,188
Methanex Corp., 6.000%, 8/15/2015	150,000	135,539

		1,022,802

Collateralized Mortgage Obligations – 2.6%
Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.506%, 1/25/2036(b)	174,629	101,701
Banc America Alternative Loan Trust, Series 2005-10, Class 1CB1, 0.646%, 11/25/2035(b)	81,863	52,184
Banc of America Funding Corp., Series 2005-5, Class 1A11, 5.500%, 9/25/2035	150,754	132,499
Bear Stearns Alt-A Trust, Series 2005-5, Class 1A1, 0.466%, 7/25/2035(b)	104,983	69,786
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.399%, 11/25/2035(b)	174,911	148,745
Impac CMB Trust, Series 2005-3, Class A1, 0.486%, 8/25/2035(b)	211,830	138,871
Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.746%, 1/25/2036(b)	276,926	174,423
Lehman Mortgage Trust, Series 2006-6, Class 5A1, 0.746%, 12/25/2036(b)	225,928	163,315
Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	309,178	225,700
Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.004%, 3/25/2035(b)	126,193	105,733
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 5.632%, 11/25/2037(b)	216,942	144,203
Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.426%, 11/25/2036(b)	427,174	213,659

		1,670,819

See accompanying notes to financial statements.

7

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – 1.2%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.867%, 4/10/2049(b)	$50,000	$47,990
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	100,000	96,349
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.908%, 6/11/2040(b)	25,000	24,678
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	100,000	90,955
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(b)	450,000	431,504
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	100,000	96,335

		787,811

Construction Machinery – 1.2%
Oshkosh Corp., 8.250%, 3/01/2017, 144A	65,000	67,112
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.250%, 11/15/2019, 144A	180,000	180,450
Terex Corp., 8.000%, 11/15/2017	140,000	136,150
United Rentals North America, Inc., 7.000%, 2/15/2014	400,000	370,000

		753,712

Consumer Cyclical Services – 0.0%
KAR Auction Services, Inc., 10.000%, 5/01/2015	4,000	4,200

Consumer Products – 0.0%
Jostens IH Corp., 7.625%, 10/01/2012	25,000	25,063

Electric – 6.0%
AES Corp. (The), 8.000%, 10/15/2017	20,000	20,300
AES Corp. (The), 8.000%, 6/01/2020	325,000	323,781
CE Generation LLC, 7.416%, 12/15/2018	54,750	55,372
Dynegy Holdings, Inc., 7.125%, 5/15/2018	195,000	138,450
Dynegy Holdings, Inc., 7.625%, 10/15/2026	325,000	208,000
Dynegy Holdings, Inc., 7.750%, 6/01/2019	350,000	264,250
Dynegy Holdings, Inc., 8.375%, 5/01/2016	280,000	232,400
Edison Mission Energy, 7.625%, 5/15/2027	525,000	336,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	460,000	239,200
NSG Holdings LLC, 7.750%, 12/15/2025, 144A	355,000	319,500
RRI Energy, Inc., 7.875%, 6/15/2017	345,000	309,638
TXU Corp., Series P, 5.550%, 11/15/2014	160,000	116,800
TXU Corp., Series Q, 6.500%, 11/15/2024	1,415,000	735,800
TXU Corp., Series R, 6.550%, 11/15/2034	515,000	265,225
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	365,000	311,772

		3,876,488

Food & Beverage – 0.2%
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	110,000	116,050

Gaming – 0.7%
MGM MIRAGE, 7.500%, 6/01/2016	290,000	241,425
MGM MIRAGE, 7.625%, 1/15/2017	145,000	120,712
MGM MIRAGE, 9.000%, 3/15/2020, 144A	115,000	118,450

		480,587

Government Owned – No Guarantee – 0.4%
DP World Ltd., 6.850%, 7/02/2037, 144A	300,000	257,614

See accompanying notes to financial statements.

8

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Healthcare – 6.0%
HCA, Inc., 5.750%, 3/15/2014	$15,000	$14,156
HCA, Inc., 6.375%, 1/15/2015	510,000	484,500
HCA, Inc., 6.500%, 2/15/2016	720,000	683,100
HCA, Inc., 7.050%, 12/01/2027	430,000	367,650
HCA, Inc., 7.500%, 12/15/2023	30,000	27,450
HCA, Inc., 7.500%, 11/06/2033	840,000	730,800
HCA, Inc., 7.690%, 6/15/2025	160,000	148,000
HCA, Inc., 8.360%, 4/15/2024	40,000	37,900
HCA, Inc., MTN, 7.580%, 9/15/2025	200,000	181,000
HCA, Inc., MTN, 7.750%, 7/15/2036	20,000	17,600
Quintiles Transnational Corp., 9.500%, 12/30/2014, 144A(d)	330,000	336,600
Tenet Healthcare Corp., 6.875%, 11/15/2031	1,015,000	827,225

		3,855,981

Home Construction – 2.9%
Corporacion GEO SAB de CV, 8.875%, 9/25/2014, 144A	175,000	187,687
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	305,000	309,575
KB Home, 5.875%, 1/15/2015	390,000	369,525
KB Home, 6.250%, 6/15/2015	265,000	254,400
KB Home, 7.250%, 6/15/2018	290,000	277,675
Pulte Group, Inc., 6.000%, 2/15/2035	475,000	368,125
Pulte Group, Inc., 6.375%, 5/15/2033	100,000	80,000

		1,846,987

Independent Energy – 4.7%
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	595,000	587,562
Pioneer Natural Resources Co., 5.875%, 7/15/2016	20,000	19,681
Pioneer Natural Resources Co., 6.875%, 5/01/2018	260,000	259,855
Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,640,000	1,550,899
Swift Energy Co., 7.125%, 6/01/2017	620,000	589,000

		3,006,997

Industrial Other – 0.7%
Chart Industries, Inc., 9.125%, 10/15/2015	305,000	304,238
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	155,000	143,375

		447,613

Lodging – 0.6%
Host Marriott LP, Series O, 6.375%, 3/15/2015	50,000	49,625
Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	315,000	311,063

		360,688

Media Cable – 2.1%
CSC Holdings LLC, 7.625%, 7/15/2018	640,000	668,800
Virgin Media Finance PLC, 8.375%, 10/15/2019	300,000	308,250
Virgin Media Finance PLC, 8.750%, 4/15/2014	183,000	187,346
Virgin Media Finance PLC, 9.125%, 8/15/2016	175,000	185,938

		1,350,334

Media Non-Cable – 0.9%
Intelsat Corp., 6.875%, 1/15/2028	235,000	202,100
Intelsat Subsidiary Holding Co. SA, 8.500%, 1/15/2013	405,000	411,075

		613,175

See accompanying notes to financial statements.

9

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Metals & Mining – 1.4%
Prime Dig Pte Ltd., 11.750%, 11/03/2014, 144A	$400,000	$433,000
Steel Dynamics, Inc., 6.750%, 4/01/2015	130,000	130,975
United States Steel Corp., 6.050%, 6/01/2017	80,000	77,000
United States Steel Corp., 6.650%, 6/01/2037	275,000	236,500

		877,475

Non-Captive Consumer – 2.9%
SLM Corp., Series A, MTN, 5.000%, 6/15/2018	65,000	53,633
SLM Corp., Series A, MTN, 5.625%, 8/01/2033	850,000	655,881
SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,135,000	1,147,895

		1,857,409

Non-Captive Diversified – 5.1%
CIT Group, Inc., 7.000%, 5/01/2016	45,000	41,513
CIT Group, Inc., 7.000%, 5/01/2017	190,000	175,275
GMAC, Inc., 6.750%, 12/01/2014	1,375,000	1,368,125
GMAC, Inc., 6.875%, 8/28/2012	41,000	41,564
GMAC, Inc., 7.000%, 2/01/2012	63,000	64,102
GMAC, Inc., 7.250%, 3/02/2011	63,000	64,102
GMAC, Inc., 8.000%, 11/01/2031	331,000	316,105
GMAC, Inc., 8.300%, 2/12/2015, 144A	95,000	99,750
International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	330,000	314,619
International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	185,000	171,459
International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	340,000	330,912
iStar Financial, Inc., 5.150%, 3/01/2012	130,000	113,750
iStar Financial, Inc., 5.650%, 9/15/2011	45,000	41,063
iStar Financial, Inc., 5.800%, 3/15/2011	20,000	18,975
iStar Financial, Inc., Series B, 5.950%, 10/15/2013	190,000	152,000

		3,313,314

Oil Field Services – 1.4%
Basic Energy Services, Inc., 7.125%, 4/15/2016	680,000	591,600
Complete Production Services, Inc., 8.000%, 12/15/2016	35,000	34,650
North American Energy Partners, Inc., 8.750%, 12/01/2011	5,000	5,000
Parker Drilling Co., 9.125%, 4/01/2018, 144A	65,000	66,544
Pioneer Drilling Co., 9.875%, 3/15/2018, 144A	235,000	232,650

		930,444

Paper – 2.4%
Fibria Overseas Finance Ltd., 9.250%, 10/30/2019, 144A	125,000	142,500
Georgia-Pacific LLC, 7.250%, 6/01/2028	215,000	212,850
Georgia-Pacific LLC, 7.375%, 12/01/2025	495,000	492,525
Westvaco Corp., 7.950%, 2/15/2031	190,000	205,291
Westvaco Corp., 8.200%, 1/15/2030	455,000	500,167

		1,553,333

Refining – 0.9%
Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	500,000	450,000
Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	150,000	129,000

		579,000

See accompanying notes to financial statements.

10

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

REITs – 0.1%
Felcor Lodging LP, 10.000%, 10/01/2014	$55,000	$56,650

Retailers – 3.9%
Dillard’s, Inc., 6.625%, 1/15/2018	155,000	143,375
Dillard’s, Inc., 7.000%, 12/01/2028	480,000	384,000
Dillard’s, Inc., 7.130%, 8/01/2018	175,000	164,500
Dillard’s, Inc., 7.875%, 1/01/2023	75,000	66,562
Foot Locker, Inc., 8.500%, 1/15/2022	280,000	259,000
J.C. Penney Corp., Inc., 6.375%, 10/15/2036	40,000	37,250
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	60,000	55,200
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	180,000	162,000
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	300,000	285,000
Toys R Us, Inc., 7.375%, 10/15/2018	985,000	945,600

		2,502,487

Supermarkets – 2.5%
American Stores Co., 8.000%, 6/01/2026	70,000	61,425
New Albertson’s, Inc., 7.450%, 8/01/2029	1,075,000	908,375
New Albertson’s, Inc., 7.750%, 6/15/2026	220,000	187,000
New Albertson’s, Inc., 8.000%, 5/01/2031	30,000	25,800
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	605,000	458,287

		1,640,887

Technology – 6.2%
Activant Solutions, Inc., 9.500%, 5/01/2016	90,000	86,400
Advanced Micro Devices, Inc., 8.125%, 12/15/2017, 144A	190,000	195,700
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,020,000	2,129,100
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	290,000	203,725
First Data Corp., 9.875%, 9/24/2015	570,000	491,625
Motorola, Inc., 6.500%, 9/01/2025	165,000	160,228
Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	860,000	619,200
Nortel Networks Ltd., 6.875%, 9/01/2023(e)	125,000	38,750
Xerox Capital Trust I, 8.000%, 2/01/2027	90,000	88,300

		4,013,028

Textile – 0.5%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	425,000	346,375

Transportation Services – 1.1%
APL Ltd., 8.000%, 1/15/2024(c)	185,000	138,287
Atlas Air, Inc., Series B, 7.680%, 7/02/2015	29,057	27,458
Atlas Air, Inc., Series C, 8.010%, 7/02/2011(f)	347,188	284,695
Overseas Shipholding Group, 7.500%, 2/15/2024	155,000	134,850
Teekay Corp., 8.500%, 1/15/2020	130,000	135,850

		721,140

Wireless – 3.6%
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	170,000	161,500
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	40,000	39,000
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	520,000	484,900
NII Capital Corp., 8.875%, 12/15/2019, 144A	125,000	129,375
NII Capital Corp., 10.000%, 8/15/2016, 144A	760,000	832,200
Sprint Capital Corp., 6.875%, 11/15/2028	311,000	250,355
Sprint Nextel Corp., 6.000%, 12/01/2016	502,000	453,055

		2,350,385

See accompanying notes to financial statements.

11

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Wirelines – 9.3%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A	$765,000	$765,000
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	185,000	142,450
FairPoint Communications, Inc., 13.125%, 4/02/2018(e)	257,785	41,890
Frontier Communications Corp., 7.000%, 11/01/2025	15,000	12,488
Frontier Communications Corp., 7.125%, 3/15/2019	80,000	76,000
Frontier Communications Corp., 7.450%, 7/01/2035	325,000	258,375
Frontier Communications Corp., 7.875%, 1/15/2027	805,000	724,500
Global Crossing Ltd., 12.000%, 9/15/2015, 144A	500,000	555,000
Level 3 Financing, Inc., 8.750%, 2/15/2017	790,000	722,850
Level 3 Financing, Inc., 9.250%, 11/01/2014	835,000	814,125
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,030,000	963,050
Qwest Capital Funding, Inc., 6.875%, 7/15/2028	480,000	429,600
Qwest Capital Funding, Inc., 7.625%, 8/03/2021	315,000	308,700
Qwest Corp., 6.875%, 9/15/2033	190,000	183,350
Qwest Corp., 7.250%, 9/15/2025	10,000	10,100

		6,007,478

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $55,168,159)		54,266,381

CONVERTIBLE BONDS – 10.9%

Automotive – 1.7%
Ford Motor Co., 4.250%, 11/15/2016	640,000	957,600
Navistar International Corp., 3.000%, 10/15/2014	115,000	128,225

		1,085,825

Diversified Manufacturing – 0.4%
Trinity Industries, Inc., 3.875%, 6/01/2036	330,000	258,638

Electric – 0.6%
CMS Energy Corp., 5.500%, 6/15/2029	330,000	393,938

Healthcare – 1.5%
Affymetrix, Inc., 3.500%, 1/15/2038	480,000	430,800
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	445,000	398,275
LifePoint Hospitals, Inc., 3.500%, 5/15/2014	165,000	164,587

		993,662

Independent Energy – 0.1%
Penn Virginia Corp., 4.500%, 11/15/2012	90,000	84,600

Lodging – 0.7%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	435,000	416,512

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031	151,616	90,590

Metals & Mining – 0.4%
Peabody Energy Corp., 4.750%, 12/15/2066	230,000	248,975

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 0.751%, 10/01/2012(b)	5,000	3,803

Pharmaceuticals – 1.0%
Human Genome Sciences, Inc., 2.250%, 8/15/2012	325,000	584,594
Kendle International, Inc., 3.375%, 7/15/2012	50,000	47,250

		631,844

See accompanying notes to financial statements.

12

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Technology – 2.5%
Advanced Micro Devices, Inc., 6.000%, 5/01/2015	$250,000	$239,687
Ciena Corp., 0.250%, 5/01/2013	5,000	4,150
Ciena Corp., 0.875%, 6/15/2017	450,000	303,750
Ciena Corp., 4.000%, 3/15/2015	30,000	31,050
Intel Corp., 2.950%, 12/15/2035	380,000	372,875
Intel Corp., 3.250%, 8/01/2039, 144A	440,000	527,450
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	45,000	43,650
Maxtor Corp., 5.750%, 3/01/2012(c)	95,000	92,150

		1,614,762

Wirelines – 1.9%
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	1,014,000	1,211,730

TOTAL CONVERTIBLE BONDS
(Identified Cost $5,871,470)		7,034,879

TOTAL BONDS AND NOTES
(Identified Cost $61,039,629)		61,301,260

BANK LOANS – 0.2%

Food & Beverage – 0.0%
Dole Food Co., Inc., Credit Link Deposit, 7.887%, 4/12/2013(h)	2,041	2,041

Media Non-Cable – 0.1%
Tribune Co., Term Loan X, 5.000%, 6/04/2009(e)(h)(i)	181,970	113,276

Wirelines – 0.1%
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(d)(h)	61,550	43,700

TOTAL BANK LOANS
(Identified Cost $234,687)		159,017

	Shares

PREFERRED STOCKS – 2.4%

Automotive – 0.4%
Ford Motor Co. Capital Trust II, 6.500%	6,225	288,840

Banking – 0.5%
GMAC, Inc., Series G, 7.000%, 144A	428	326,243

Capital Markets – 0.3%
Newell Financial Trust I, 5.250%	5,724	230,391

Electric Utilities – 0.6%
AES Trust III, 6.750%	7,975	360,370

Hotels, Restaurants & Leisure – 0.0%
Six Flags, Inc., 7.250%(f)	2	1

Oil, Gas & Consumable Fuels – 0.5%
El Paso Energy Capital Trust I, 4.750%	8,050	300,869

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(f)(j)	500	775
Federal Home Loan Mortgage Corp., 5.570%(f)(j)	7,750	6,587

See accompanying notes to financial statements.

13

	Shares	Value (†)

PREFERRED STOCKS – continued

Thrifts & Mortgage Finance – continued
Federal Home Loan Mortgage Corp., 5.660%(f)(j)	2,300	$1,930
Federal Home Loan Mortgage Corp., 5.700%(f)(j)	800	1,392
Federal Home Loan Mortgage Corp., 5.790%(f)(j)	1,450	2,349
Federal Home Loan Mortgage Corp., 5.810%(f)(j)	550	897
Federal Home Loan Mortgage Corp., 5.900%(f)(j)	1,100	989
Federal Home Loan Mortgage Corp., 6.000%(f)(j)	650	1,202
Federal Home Loan Mortgage Corp., 6.420%(f)(j)	450	860
Federal Home Loan Mortgage Corp., 6.550%(f)(j)	1,550	1,534
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(f)(j)	9,450	12,001
Federal National Mortgage Association, 4.750%(f)(j)	1,000	1,350
Federal National Mortgage Association, 5.125%(f)(j)	350	529
Federal National Mortgage Association, 5.375%(f)(j)	700	1,197
Federal National Mortgage Association, 5.810%(f)(j)	300	510
Federal National Mortgage Association, 6.750%(f)(j)	450	419
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(f)(j)	14,200	18,034

		52,555

TOTAL PREFERRED STOCKS
(Identified Cost $1,768,628)		1,559,269

COMMON STOCKS – 0.5%

Media – 0.1%
Dex One Corp.(f)	2,895	80,828

Oil, Gas & Consumable Fuels – 0.4%
Chesapeake Energy Corp.	9,278	219,332

TOTAL COMMON STOCKS
(Identified Cost $1,211,864)		300,160

	Principal Amount

SHORT-TERM INVESTMENTS – 0.0%
Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000%, to be repurchased at $338 on 4/01/2010 collateralized by $5,000 U.S. Treasury Bill, due 7/08/2010 valued at $4,998 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $338)	$338	338

TOTAL INVESTMENTS – 98.1%
(Identified Cost $64,255,146)(a)		63,320,044
Other assets less liabilities—1.9%		1,242,403

NET ASSETS – 100.0%		$64,562,447

(†) See Note 2 of Notes to Financial Statements.

(a)    Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized depreciation on investments based on a cost of $64,309,056 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$4,120,367
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(5,109,379)

Net unrealized depreciation		$(989,012)

See accompanying notes to financial statements.

14

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $1,753,939 or 2.7% of net assets.
(d)	All or a portion of interest payment is paid-in-kind.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(i)	Issuer has filed for bankruptcy.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $10,669,465 or 16.5% of net assets.
ABS	Asset-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Wirelines	11.3%
Technology	8.7
Healthcare	7.5
Electric	6.6
Automotive	5.2
Non-Captive Diversified	5.1
Independent Energy	4.8
Retailers	3.9
Wireless	3.6
Airlines	3.2
Non-Captive Consumer	2.9
Home Construction	2.9
Collateralized Mortgage Obligations	2.6
Supermarkets	2.5
Paper	2.4
Media Cable	2.1
Other Investments, less than 2% each	22.8
Short-Term Investments	0.0

Total Investments	98.1
Other assets less liabilities	1.9

Net Assets	100.0%

See accompanying notes to financial statements.

15

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Securitized Asset Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 97.1% of Net Assets

ABS Car Loan – 6.2%
ARI Fleet Lease Trust, Series 2010-A, Class A, 1.680%, 8/15/2018, 144A(b)	$3,830,994	$3,830,962
Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A, 9.310%, 10/20/2013, 144A	2,800,000	3,156,827
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	2,895,000	2,894,711
Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.260%, 5/15/2013(b)	661,922	657,122
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	800,000	838,760
CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.740%, 4/15/2014	1,500,000	1,507,089
Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	920,000	920,181
Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	1,475,000	1,473,878
Chrysler Financial Lease Trust, Series 2010-A, Class C, 4.490%, 9/16/2013, 144A	2,195,000	2,193,234
Daimler Chrysler Auto Trust, Series 2008-B, Class A4A, 5.320%, 11/10/2014	1,135,000	1,197,330
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	1,390,000	1,430,760
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,040,000	3,172,780
Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	1,305,000	1,351,222
Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.896%, 1/26/2015, 144A(b)	5,755,000	5,754,985
Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	1,124,655	1,147,875
Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.380%, 1/15/2015, 144A(b)	8,490,000	8,513,557

		40,041,273

ABS Credit Card – 5.1%
Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.450%, 3/15/2017(b)	1,895,000	1,870,814
Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 0.270%, 7/15/2020(b)	2,670,000	2,538,415
Chase Issuance Trust, Series 2007-B1, Class B1, 0.480%, 4/15/2019(b)	2,300,000	2,104,421
Chase Issuance Trust, Series 2007-C1, Class C1, 0.690%, 4/15/2019(b)	1,750,000	1,564,810
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2, 0.717%, 3/24/2017(b)	1,150,000	1,037,400
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019	4,215,000	4,664,404
Discover Card Master Trust, Series 2007-A1, Class A1, 5.650%, 3/16/2020	3,305,000	3,620,852
GE Capital Credit Card Master Note Trust, Series 2007-2, Class B, 0.410%, 3/15/2015(b)	1,335,000	1,267,570
GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	2,815,000	2,818,386

See accompanying notes to financial statements.

16

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

ABS Credit Card – continued
GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/16/2020	$4,975,000	$4,973,483
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.490%, 8/16/2021(b)	1,490,000	1,421,424
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.130%, 11/15/2016(b)	3,130,000	2,900,411
World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 0.360%, 2/15/2017, 144A(b)	1,520,000	1,448,568
World Financial Network Credit Card Master Trust, Series 2008-A, Class M, 5.230%, 6/15/2014(b)	706,000	715,699

		32,946,657

ABS Home Equity – 1.6%
Bear Stearns Asset Backed Securities Trust, Series 2006-HE3, Class A3, 0.526%, 4/25/2036(b)	2,228,800	1,060,776
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A2, 0.426%, 6/25/2047(b)	2,495,000	1,449,683
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A2, 0.346%, 1/25/2037(b)	1,331,398	1,241,723
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	804,541	648,470
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A1, 0.356%, 6/25/2021(b)	1,206,363	906,312
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021	713,316	181,039
Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	1,874,222	597,041
GSAMP Trust, Series 2005-WMC3, Class A2B, 0.486%, 12/25/2035(b)	1,395,769	1,100,211
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.396%, 7/25/2036(b)	2,472,006	1,764,065
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C, 0.386%, 12/25/2036(b)	1,750,000	1,349,337

		10,298,657

ABS Other – 1.6%
CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	2,848,007	2,920,653
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	1,618,987	1,622,191
Sierra Receivables Funding Co., Series 2007-1A, Class A2, 0.390%, 3/20/2019, 144A(b)	2,063,007	1,917,479
Sierra Receivables Funding Co., Series 2009-1A, Class A1, 9.790%, 12/22/2025, 144A	304,924	315,594
Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	1,078,063	1,090,643
Sierra Receivables Funding Co., Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	2,400,000	2,400,000

		10,266,560

Collateralized Mortgage Obligations – 3.3%
Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	1,156,329	668,647
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.960%, 7/25/2021(b)	915,092	665,730

See accompanying notes to financial statements.

17

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Collateralized Mortgage Obligations – continued
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035(d)	$2,797,000	$2,891,623
Federal National Mortgage Association, Series 2003-26, Class OI, 5.500%, 11/25/2032(d)(e)	13,609,409	1,539,937
Federal National Mortgage Association, Series 2004-2, Class QK, 4.000%, 9/25/2017(d)	10,000,000	10,421,843
First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 6.234%, 6/25/2036(b)	4,937,154	2,981,669
Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	115,261	95,378
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	508,881	409,092
Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	2,184,660	1,917,039

		21,590,958

Commercial Mortgage-Backed Securities – 26.9%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	120,000	121,889
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.350%, 9/10/2047(b)	189,000	196,724
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.928%, 5/10/2045(b)	350,000	362,661
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	460,000	472,340
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	5,375,000	5,513,743
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	6,017,000	5,712,669
Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	425,751	441,761
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.480%, 2/15/2035	172,277	177,407
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042	132,888	133,882
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,725,000	2,625,505
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.908%, 6/11/2040(b)	1,200,000	1,184,531
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	7,500,000	7,533,450
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/2048	5,000,000	5,116,073
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	7,500,000	7,260,033
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.960%, 6/10/2046(b)	250,000	258,071
Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.019%, 6/15/2038(b)	4,585,000	4,627,819
Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,250,000	4,687,913
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.912%, 6/15/2039(b)	2,342,000	2,109,659

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – continued
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	$5,000,000	$4,547,769
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,000,000	4,480,542
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.422%, 2/15/2041(b)	1,508,000	1,391,556
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	7,510,000	7,300,111
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	8,745,000	8,504,499
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	125,000	130,372
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039	760,965	761,082
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	4,515,000	4,558,501
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	500,000	509,225
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	6,730,000	6,763,865
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	7,500,000	7,424,881
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.999%, 8/10/2045(b)	7,500,000	6,948,871
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.260%, 3/15/2033	164,138	167,918
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.344%, 12/15/2044(b)	3,420,000	3,540,396
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	7,500,000	7,737,947
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,200,000	3,127,663
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	7,585,000	7,307,029
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	275,000	280,746
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,440,000	2,498,484
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038	7,500,000	7,527,601
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.793%, 5/12/2039(b)	1,000,000	1,025,163
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.594%, 2/12/2039(b)	1,000,000	1,032,756
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.104%, 6/12/2046(b)	250,000	262,804
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046	1,000,000	1,003,709
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	2,525,000	2,314,916
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	5,280,000	5,376,230
Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.378%, 11/14/2042(b)	5,965,000	6,121,902

See accompanying notes to financial statements.

19

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – continued
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	$5,000,000	$5,042,023
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.915%, 8/12/2041(b)	555,000	571,790
Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	2,305,000	2,113,916
Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	7,381,000	7,290,672
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	24,200	24,658
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	7,600,000	7,704,070

		173,929,797

Hybrid ARMs – 4.4%
Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 3.601%, 4/20/2035(b)	556,364	190,758
FHLMC, 2.798%, 1/01/2035(b)(d)	274,570	282,180
FHLMC, 5.964%, 2/01/2037(b)(d)	6,954,880	7,371,439
FHLMC, 5.987%, 11/01/2036(b)(d)	4,436,642	4,637,309
FNMA, 5.718%, 9/01/2036(b)(d)	2,540,061	2,662,503
FNMA, 6.015%, 2/01/2037(b)(d)	5,194,334	5,481,208
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.593%, 7/25/2035(b)	897,401	751,574
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 6.397%, 11/25/2036(b)	9,673,365	6,915,538
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.940%, 10/25/2035(b)	618,696	559,916

		28,852,425

Mortgage Related – 48.0%
FHLMC, 5.000%, with various maturities from 2035 to 2036(d)(f)	1,897,069	1,964,213
FHLMC, 5.500%, 5/01/2035(d)	347,600	367,973
FHLMC, 6.000%, with various maturities from 2036 to 2037(d)(f)	18,412,168	19,794,731
FHLMC, 6.500%, 1/01/2038(d)	106,486	115,938
FHLMC (TBA), 5.000%, with various maturities from 2019 to 2036(c)(f)	58,780,000	61,034,450
FHLMC (TBA), 5.500%, 7/01/2035(c)	40,000,000	42,237,520
FHLMC (TBA), 6.000%, 12/01/2035(c)	20,000,000	21,459,380
FNMA, 4.500%, 10/01/2035(d)	633,350	639,467
FNMA, 5.500%, with various maturities from 2034 to 2036(d)(f)	14,519,489	15,357,401
FNMA, 6.000%, with various maturities from 2034 to 2037(d)(f)	9,424,530	10,059,985
FNMA, 7.000%, 12/01/2037(d)	122,743	136,255
FNMA (TBA), 6.000%, 12/01/2035(c)	1,295,000	1,375,533
FNMA (TBA), 6.500%, 3/01/2035(c)	12,000,000	13,005,000
GNMA, 4.500%, 3/15/2039(d)	18,745,037	19,005,522
GNMA, 5.500%, with various maturities from 2033 to 2036(d)(f)	1,496,559	1,589,887
GNMA, 6.000%, 6/15/2036(d)	127,690	136,877
GNMA, 6.500%, 9/15/2036(d)	414,033	447,206

See accompanying notes to financial statements.

20

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
GNMA (TBA), 4.500%, 3/01/2039(c)	$65,000,000	$65,761,735
GNMA (TBA), 5.500%, 6/01/2036(c)	34,000,000	35,960,304

		310,449,377

TOTAL BONDS AND NOTES
(Identified Cost $624,180,130)		628,375,704

SHORT-TERM INVESTMENTS – 41.7%
Federal National Mortgage Association Discount Note, 0.520%, 4/01/2010(d)(g)	1,000,000	1,000,000
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $267,052,874 on 4/01/2010 collateralized by $68,395,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $68,395,000; $202,735,000 Federal Home Loan Mortgage Corp., 2.250% due 1/29/2013 valued at $204,002,094 including accrued interest (Note 2 of Notes to Financial Statements)(d)	267,052,874	267,052,874
U.S. Treasury Bill, 0.101%, 6/17/2010(g)	1,385,000	1,384,571

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $269,437,387)		269,437,445

TOTAL INVESTMENTS – 138.8%
(Identified Cost $893,617,517)(a)		897,813,149
Other assets less liabilities—(38.8)%		(251,038,158)

NET ASSETS – 100.0%		$646,774,991

(†) See Note 2 of Notes to Financial Statements.

(a)           Federal Tax Information

(Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $893,617,517 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$15,851,792
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(11,656,160)

Net unrealized appreciation		$4,195,632

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(d)	All or a portion of this security has been segregated to cover requirements on TBA obligations.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Rate represents discount rate at time of purchase; not a coupon rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $44,954,736 or 7.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

See accompanying notes to financial statements.

21

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Mortgage Related	48.0%
Commercial Mortgage-Backed Securities	26.9
ABS Car Loan	6.2
ABS Credit Card	5.1
Hybrid ARMs	4.4
Collateralized Mortgage Obligations	3.3
Other Investments, less than 2% each	3.2
Short-Term Investments	41.7

Total Investments	138.8
Other assets less liabilities	(38.8)

Net Assets	100.0%

See accompanying notes to financial statements.

22

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund
Assets
Investments at cost	$64,254,808	$626,564,643
Repurchase agreement(s) at cost	338	267,052,874
Net unrealized appreciation (depreciation)	(935,102)	4,195,632

Investments at value	63,320,044	897,813,149
Receivable for Fund shares sold	61,462	2,012,321
Receivable for securities sold	634,751	—
Dividends and interest receivable	1,137,286	2,085,880

Total Assets	65,153,543	901,911,350

Liabilities
Payable for securities purchased	278,541	12,055,598
Payable for delayed delivery securities purchased (Note 2)	—	242,113,492
Payable for Fund shares redeemed	11,819	967,269
Payable to custodian bank	300,736	—

Total Liabilities	591,096	255,136,359

Net Assets	$64,562,447	$646,774,991

Net Assets consist of:
Paid-in capital	$70,770,320	$644,755,605
Undistributed net investment income	402,640	1,446,690
Accumulated net realized loss on investments and futures contracts	(5,675,411)	(3,622,936)
Net unrealized appreciation (depreciation) on investments	(935,102)	4,195,632

Net Assets	$64,562,447	$646,774,991

Computation of Net Asset Value and Offering Price:
Institutional Class:
Net assets	$64,562,447	$646,774,991

Shares of beneficial interest	6,640,690	61,273,570

Net asset value, offering and redemption price per share	$9.72	$10.56

See accompanying notes to financial statements.

23

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund
Investment Income
Interest	$2,931,029	$7,984,323
Dividends	46,783	—

Net investment income	2,977,812	7,984,323

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	2,159,369	(856,037)
Futures contracts	—	(612,603)

Net change in unrealized appreciation (depreciation) on:
Investments	3,134,941	16,882,533
Futures contracts	—	300,688

Net realized and unrealized gain on investments and futures contracts	5,294,310	15,714,581

Net Increase in Net Assets Resulting from Operations	$8,272,122	$23,698,904

See accompanying notes to financial statements.

24

STATEMENTS OF CHANGES IN NET ASSETS

High Income Opportunities Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$2,977,812	$6,530,967
Net realized gain (loss) on investments	2,159,369	(7,702,420)
Net change in unrealized appreciation (depreciation) on investments	3,134,941	15,284,070

Net increase in net assets resulting from operations	8,272,122	14,112,617

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(3,147,490)	(6,616,136)
Net Realized Capital Gains
Institutional Class	—	(85,819)

Total distributions	(3,147,490)	(6,701,955)

Net Decrease in Net Assets from Capital Share Transactions (Note 9)	(12,271,704)	(651,439)

Net increase (decrease) in net assets	(7,147,072)	6,759,223
Net Assets
Beginning of the period	71,709,519	64,950,296

End of the period	$64,562,447	$71,709,519

Undistributed Net Investment Income	$402,640	$572,318

Securitized Asset Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$7,984,323	$15,843,704
Net realized gain (loss) on investments and futures contracts	(1,468,640)	8,228,422
Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,183,221	5,344,115

Net increase in net assets resulting from operations	23,698,904	29,416,241

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(8,206,530)	(18,247,123)
Net Realized Capital Gains
Institutional Class	(4,702,129)	(1,038,001)

Total distributions	(12,908,659)	(19,285,124)

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 9)	345,516,708	(101,717,022)

Net increase (decrease) in net assets	356,306,953	(91,585,905)
Net Assets
Beginning of the period	290,468,038	382,053,943

End of the period	$646,774,991	$290,468,038

Undistributed Net Investment Income	$1,446,690	$1,668,897

See accompanying notes to financial statements.

25

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26

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)
High Income Opportunities Fund

Institutional Class
3/31/2010(f)	$9.07	$0.38	$0.67	$1.05	$(0.40)	$—
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)
9/30/2007	10.39	0.77	0.01 (g)	0.78	(0.75)	(0.00)
9/30/2006	10.50	0.76	(0.10)	0.66	(0.73)	(0.04)
9/30/2005	10.32	0.78	0.17	0.95	(0.77)	—

Securitized Asset Fund

Institutional Class
3/31/2010(f)	$10.16	$0.27	$0.59	$0.86	$(0.29)	$(0.17)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)
9/30/2006(h)	10.00	0.30	0.02	0.32	(0.19)	—

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Periods less than one year, if applicable, are not annualized.

(d) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) For the six months ended March 31, 2010 (Unaudited).

(g) The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(h) For the period March 2, 2006 (commencement of operations) through September 30, 2006.

See accompanying notes to financial statements.

27

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)	Gross expenses (%)(d)	Net investment income (%)(e)	Portfolio turnover rate (%)

$(0.40)	$9.72	11.91	$64,562	—	—	8.23	18
(0.82)	9.07	23.06	71,710	—	—	10.86	34
(0.89)	8.26	(13.24)	64,950	—	—	8.47	24
(0.75)	10.42	7.68	84,073	—	—	7.35	29
(0.77)	10.39	6.64	42,847	—	—	7.36	26
(0.77)	10.50	9.45	13,115	—	—	7.40	22

$(0.46)	$10.56	8.67	$646,775	—	—	5.16	158
(0.60)	10.16	12.97	290,468	—	—	5.42	390
(0.57)	9.60	0.92	382,054	—	—	5.55	430
(0.51)	10.07	4.58	347,153	—	—	5.43	73
(0.19)	10.13	3.28	70,993	—	—	3.02	55

See accompanying notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.   Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund offers Institutional Class Shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.   Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.   Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

29

c.   Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.   Forward Foreign Currency Contracts. The High Income Opportunities Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts. At March 31, 2010, there were no open forward foreign currency contracts.

e.   Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker). As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract, certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

At March 31, 2010, there were no open futures contracts.

f.   Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain

30

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.   Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as premium amortization, defaulted bonds, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization accruals, securities lending collateral gain/loss adjustments, wash sales and futures contracts marked to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$6,616,163	$85,792	$6,701,955
Securitized Asset Fund	19,285,124	—	19,285,124

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Capital loss carryforward:
Expires September 30, 2017	$(811,815)	$—
Deferred net capital losses (post-October 2008)	(6,438,019)	(2,470,121)

h.   Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.   Delayed Delivery Commitments. Purchases of delayed delivery instruments may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.   Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the

31

market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan.

k.   Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Wirelines	$—	$5,965,588	$41,890	$6,007,478
All Other Non-Convertible Bonds(a)		48,258,903	—	48,258,903

Total Non-Convertible Bonds	—	54,224,491	41,890	54,266,381

Convertible Bonds(a)	—	7,034,879	—	7,034,879

Total Bonds and Notes	—	61,259,370	41,890	61,301,260

Bank Loans(a)	—	159,017	—	159,017

Preferred Stocks
Automotive	288,840	—	—	288,840
Banking	—	326,243	—	326,243
Capital Markets	—	230,391	—	230,391
Electric Utilities	—	360,370	—	360,370
Hotels, Restaurants & Leisure	1	—	—	1
Oil, Gas & Consumable Fuels	—	300,869	—	300,869
Thrifts & Mortgage Finance	23,481	29,074	—	52,555

Total Preferred Stocks	312,322	1,246,947	—	1,559,269

Common Stocks(a)	300,160	—	—	300,160
Short-Term Investments	—	338	—	338

Total	$612,482	$62,665,672	$41,890	$63,320,044

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$37,146,562	$2,894,711	$40,041,273
ABS Credit Card	—	32,946,657	—	32,946,657
ABS Home Equity	—	10,117,618	181,039	10,298,657
ABS Other	—	7,866,560	2,400,000	10,266,560
Collateralized Mortgage Obligations	—	21,590,958	—	21,590,958
Commercial Mortgage-Backed Securities	—	173,929,797	—	173,929,797
Hybrid ARMs	—	28,100,851	751,574	28,852,425
Mortgage Related	—	310,449,377	—	310,449,377

Total Bonds and Notes	—	622,148,380	6,227,324	628,375,704

Short-Term Investments	—	269,437,445	—	269,437,445

Total	$—	$891,585,825	$6,227,324	$897,813,149

33

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2010:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$534,446	$—	$—	$89,929	$(24,784)	$(599,591)	$—
Collateralized Mortgage Obligations	57,083	—	1,824	(1,438)	(5,286)	(52,183)	—
Electric	257,001	—	8,908	(7,121)	(258,788)	—	—
Technology	112,500	404	45,763	(27,119)	(131,548)	—	—
Wirelines	—	711	—	9,600	—	31,579	41,890
Convertible Bonds
Technology	99,190	776	555	5,629	(14,000)	(92,150)	—
Wirelines	1,074,840	1,489	—	135,402	—	(1,211,731)	—

Total	$2,135,060	$3,380	$57,050	$204,882	$(434,406)	$(1,924,076)	$41,890

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$74	$2,894,637	$—	$2,894,711
ABS Home Equity	2,352,830	—	(523,689)	2,823,719	(700,155)	(3,771,666)	181,039
ABS Other	1,570,000	—	64	12,963	1,907,616	(1,090,643)	2,400,000
Collateralized Mortgage Obligations	1	—	(6,746)	6,745	—	—	—
Hybrid ARMs	136,111	—	965	140,382	(74,790)	548,906	751,574

Total	$4,058,942	$—	$(529,406)	$2,983,883	$4,027,308	$(4,313,403)	$6,227,324

4.   Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include futures contracts.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage the Funds’ duration in order to control interest rate risk without having to buy or sell portfolio securities. Securitized Asset Fund engaged in futures contract transactions during the six months ended March 31, 2010.

34

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Transactions in derivative instruments for Securitized Asset Fund during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Futures
Interest rate contracts	$(612,603)
Statements of Operations Location	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Futures
Interest rate contracts	$300,688
Statements of Operations Location	Net change in unrealized appreciation (depreciation) on futures contracts

Volume of derivative activity for Securitized Asset Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2010:

Percentage of Net Assets
Futures
Average Notional Amount Outstanding	5.97%
Highest Notional Amount Outstanding	8.33%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2010	0.00%

5.   Purchases and Sales of Securities. For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$12,504,176	$24,694,453
Securitized Asset Fund	730,341,711	609,045,157	154,134,212	39,026,308

6.  Management Fees and Other Transactions with Affiliates.

a.   Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

35

b.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

c.  Service and Distribution Fees. Each Fund has entered into a distribution agreement with Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. Pursuant to the agreements, Natixis Distributors serves as principal underwriter of the Funds of the Trust. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

d.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

7.   Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

36

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

8.  Concentration of Ownership. From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2010, High Income Opportunities Fund had shareholders that held greater than 5% of the Fund’s outstanding shares. Such ownership may be beneficially held by individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
High Income Opportunities Fund	4	38.60%

9.   Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	373,090	$3,498,333	2,086,936	$14,390,117
Issued in connection with the reinvestment of distributions	282,048	2,605,154	644,493	4,654,487
Redeemed	(1,923,839)	(18,375,191)	(2,683,261)	(19,696,043)

Increase (decrease) from capital share transactions	(1,268,701)	$(12,271,704)	48,168	$(651,439)

	Securitized Asset Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	37,473,419	$395,278,662	8,990,651	$82,673,361
Issued in connection with the reinvestment of distributions	31,394	320,883	97,452	860,439
Redeemed	(4,825,275)	(50,082,837)	(20,298,880)	(185,250,822)

Increase (decrease) from capital share transactions	32,679,538	$(345,516,708)	(11,210,777)	$(101,717,022)

37

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	May 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	May 20, 2010

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date:	May 20, 2010